The Putnam Allstate Advisor

3100 Sanders Road
Northbrook, Illinois 60062
Telephone Number: 1-800-390-1277                Prospectus dated October 2, 2000

Allstate  Life  Insurance   Company   ("Allstate")  is  offering  the  following
individual and group flexible premium deferred variable annuity contracts (each, a "Contract"):

        o        Putnam Allstate Advisor

        o Putnam Allstate Advisor Apex (formerly known as Putnam Allstate Advisor - A)

         This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. Contracts may not be available in all states or through your sales representative. Please check with your sales representative for details.

         Each Contract currently offers several investment alternatives ("investment alternatives"). The investment alternatives include up to 3 fixed account options ("Fixed Account Options"), depending on the Contract, and include 27 variable sub-accounts ("Variable Sub-Accounts") of the Allstate Life Insurance Company Separate Account A ("Variable Account"). Each Variable Sub-Account invests exclusively in the class IB shares of one of the following mutual fund portfolios ("Funds") of Putnam Variable Trust:

Putnam VT American Government Income Fund                          Putnam VT International New Opportunities Fund
Putnam VT Asia Pacific Growth Fund                                 Putnam VT Investors Fund
Putnam VT Capital Appreciation Fund                                Putnam VT Money Market Fund
Putnam VT Diversified Income Fund                                  Putnam VT New Opportunities Fund
Putnam VT The George Putnam Fund of Boston                         Putnam VT New Value Fund
Putnam VT Global Asset Allocation Fund                             Putnam VT OTC & Emerging Growth Fund
Putnam VT Global Growth Fund                                       Putnam VT Research Fund
Putnam VT Growth and Income Fund                                   Putnam VT Small Cap Value Fund
Putnam VT Growth Opportunities Fund                                Putnam VT Technology Fund
Putnam VT Health Sciences Fund                                     Putnam VT Utilities Growth and Income Fund
Putnam VT High Yield Fund                                          Putnam VT Vista Fund
Putnam VT Income Fund                                              Putnam VT Voyager Fund
Putnam VT International Growth Fund                                Putnam VT Voyager Fund II
Putnam VT International Growth and Income Fund

         We (Allstate) have filed a Statement of Additional Information, dated October 2, 2000, with the Securities and Exchange Commission ("SEC"). It contains more information about each Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 38 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

                  The Securities and Exchange Commission has not approved or disapproved the securities described in this prospectus, nor has it passed on the accuracy or the adequacy of this prospectus. Any one who tells you otherwise is committing a federal crime.

    IMPORTANT     The Contracts may be distributed through  broker-dealers that
     NOTICES      have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits, or obligations of, or guaranteed by such institutions or any federal regulatory agency. Investment in the Contracts involves investment risks, including possible loss of principal.

                  The Contracts are not FDIC insured.

                                  1 PROSPECTUS

Table of Contents

                                                                          Page

Overview
        Important Terms                                                       3
        The Contracts At a Glance                                             5
        How the Contracts Work                                                8
        Expense Table                                                         9
        Financial Information                                                13

Contract Features
        The Contracts                                                        14
        Purchases                                                            15
        Contract Value                                                       16
        Investment Alternatives                                              17
               The Variable Sub-Accounts                                     17
               The Fixed Account                                             18
               Transfers                                                     18
        Expenses                                                             20
        Access to Your Money                                                 24
        Income Payments                                                      25
        Death Benefits                                                       30

Other Information
        More Information                                                     32
        Taxes                                                                34
        Performance Information                                              37
        Statement of Additional Information Table of Contents                38

Appendix A                                                                  A-1

Appendix B                                                                  B-1

Appendix C                                                                  C-1

Appendix D                                                                  D-1

                                  2 PROSPECTUS

Important Terms This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                        Page(s)
Accumulation Phase                                                           8

Accumulation Unit                                                           16

Accumulation Unit Value                                                     16

Allstate ("We")                                                              1

Annuitant                                                                   14

Automatic Additions Program                                                 15

Automatic Fund Rebalancing Program                                          20

Beneficiary                                                                 14

Cancellation Period                                                          5

*Contract                                                                    1

Contract Anniversary                                                         5

Contract Owner ("You")                                                       8

Contract Value                                                              16

Contract Year                                                                7

Dollar Cost Averaging Program                                               18

Due Proof of Death                                                          30

Enhanced Beneficiary Protection Option                                      30

Fixed Account Options                                                        1

Free Withdrawal Amount                                                      22

Funds                                                                        1

Guarantee Period                                                            18

Income Base                                                                 28

Income Plan                                                                 25

Investment Alternatives                                                      1

Issue Date                                                                   8

Maximum Anniversary Value                                                   30

Payout Phase                                                                 8

Payout Start Date                                                           25

Retirement Income Guarantee Rider                                           27

Right to Cancel                                                             15

SEC                                                                          1

Settlement Value                                                            31

Standard Fixed Account Option                                               18

Systematic Withdrawal Program                                               24

Valuation Date                                                              15

Variable Account                                                             1

Variable Sub-Account                                                         1


*        In certain states a Contract may be available only as a group Contract.
         If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include both Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.

                                  3 PROSPECTUS

Overview of Contracts The Contracts offer many of the same basic features and benefits. They differ primarily with respect to the charges imposed, as follows:

         o The Putnam Allstate Advisor Contract has a mortality and expense risk charge of 1.25%, an annual contract maintenance charge of $30, a withdrawal charge of up to 7% with a 7 year withdrawal charge period, and an annual Free Withdrawal Amount.

         o The Putnam Allstate Advisor Apex Contract has a front-end sales charge of up to 5.75% of purchase payments, a lower mortality and expense risk charge (0.80%), no contract maintenance charge, a lower withdrawal charge (0.50%) with a shorter withdrawal charge period (1 year), but no Free Withdrawal Amount.

Other differences between the Contracts relate to the available withdrawal charge waivers. For a side-by-side comparison of these differences, please turn to Appendix D of this prospectus.

                                  4 PROSPECTUS

The Contracts at a Glance

The following is a snapshot of the Contracts. Please read the remainder of this prospectus for more information.

Flexible  Payments                      You can purchase  each Contract with as little
                                        as $1,000  ($500 for  Qualified  Contracts,  which are  Contracts issued with a qualified  plan).  You can add to your  Contract as often and as much as you like, but each  subsequent  payment must be at least $500 ($50 for  automatic  payments).  We reserve  the right to accept a lesser initial purchase payment amount.  We may limit the amount of any additional  purchase payment to a maximum of  $1,000,000.  You must  maintain  a  minimum  account  size of
                                        $1,000.



Right  to  Cancel                       You may cancel your Contract  within 20 dayS of receipt or any longer period as your state may require  ("Cancellation Period"). Upon cancellation, we will return your purchase payments adjusted,to the extent federal or state law permits, to reflect the investment experience  of any  amounts allocated to the Variable Account.

Expenses                                Each Fund pays expenses that you will bear indirectly if you invest in a
                                        Variable Sub-Account. You also will bear the following expenses:
                                        Putnam Allstate Advisor Contracts
                                        ---------------------------------
                                        o  Annual mortality and expense risk charge equal to 1.25% of average daily net assets
                                        o  Annual contract maintenance charge of $30 (waived in certain cases)
                                        o  Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn
                                        (with certain exceptions)


                                        Putnam Allstate Advisor Apex Contracts
                                        --------------------------------------
                                        o  Annual mortality and expense risk charge equal to 0.80% of average daily net assets
                                        o  Front end sales charge ranging from 5.75% to 0.50% of the amount of purchase payments
                                        o  Withdrawal charge equal to 0.50% of purchase payments withdrawn during the first Contract Year (currently only assessed on Contracts that have total purchase payments of at least $1,000,000)

                                        All Contracts
                                        -------------
                                        o  An additional 0.15% applies to the annual mortality and expense risk charge if you select the Enhanced Beneficiary Protection Option
                                        o  If you select a Retirement Income Guarantee Rider you would pay an additional fee at the annual rate of 0.05% or 0.30% (depending on the option you select) of the Income Base in effect on a Contract anniversary ("Contract
                                        Anniversary")
                                        o  Transfer fee equal to 0.50% of the amount transferred after 12th transfer in any Contract year
                                        o  State premium tax (if your  state imposes one)

                                  5 PROSPECTUS


Investment Alternatives                  Each Contract offers several investment alternatives including:

                                         o  3 Fixed Account Options that credit interest at rates we guarantee, and

                                         o  27 Variable Sub-Accounts investing in Funds offering professional money management by Putnam Investment Management, Inc.

                                         To find out current rates being paid on the Fixed Account Option(s), or to find out how the Variable Sub-Accounts have performed, please call us at
                                         1-800-390-1277.


Special Services                         For your convenience, we offer these special services:

                                         o  Automatic Fund Rebalancing Program

                                         o Automatic Additions Program

                                         o  Dollar Cost Averaging Program

                                         o  Systematic Withdrawal Program


Income  Payments                        You can choose fixed income  payments,  variable
                                        income  payments,  or a  combination  of the two. You can receive your income payments in one of the following ways:

                                        o  life income with guaranteed payments
                                        o  a joint and survivor life income  with guaranteed payments
                                        o  guaranteed  payments  for  a  specified period
                                        o  combination  life income    and    guaranteed
                                           payments  for  a  specified  period
                                        o  combination  joint and  survivor  life  income
                                           and guaranteed payments for a  specified  period
                                        o  life  income  with cash  refund
                                        o  joint life income with cash refund
                                        o  life  income  with installment  refund
                                        o  joint life income with installment refund Allstate
                                           also offers two  Retirement Income Guarantee Riders
                                           that allow you to lock in a dollar  amount that you can
                                           apply  towards fixed income payments.

Death Benefits                          If you die before  income  payments  begin,  we will pay the death benefit  described in the  Contract.  We also offer an
                                        Enhanced Beneficiary Protection Option.



                                  6 PROSPECTUS

Transfers                               Before the Payout  Start Date,  you may  transfer
                                        your Contract Value among the investment alternatives,  with certain restrictions. The minimum amount you may transfer is
                                        $100 or the amount remaining in the investment  alternative, if less.

                                        A charge may apply after the 12th  transfer in each Contract year  ("Contract  Year"),  which we measure from the date we issue your Contract or a Contract Anniversary.

Withdrawals                             You may withdraw  some or all of your  Contract
                                        Value at anytime  during the  Accumulation  Phase and during the Payout  Phase in certain  cases.  In  general,  you must withdraw  at least $50 at a time  ($1,000  during the Payout
                                        Phase).  A 10% federal tax penalty may apply if you withdraw before you are 59 1'2 years old. A  withdrawal  charge  also may apply.

                                  7 PROSPECTUS

How the Contracts Work

Each Contract basically works in two ways.

First, each Contract can help you (we assume you are the "Contract Owner") save for retirement because you can invest in up to 30 investment alternatives and pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "Accumulation Phase" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "Issue Date") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Funds.

Second, each Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "Income Plans")
described on page 25. You receive income payments during what we call the "Payout Phase" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Funds. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

   ISSUE                     ACCUMULATION PHASE                     PAYOUT START                   PAYOUT PHASE
   DATE                                                                 DATE

 You buy                        You save                     You start receiving  income  You can receive       Or you can receive
 a Contract                     for                          payments or receive a        income payments       income payments for
                                retirement                   lump sum payment             for a set period      life




Other income payment options are also available (See "Income Payments")

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the Beneficiary will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-390-1277 if you have any question about how the Contracts work.




                                  8 PROSPECTUS

Expense Table The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Fund expenses, please refer to the accompanying prospectus for the Funds.

Contract  Owner  Transaction  Expenses
Sales Charge Imposed on Purchases (as a percentage of purchase payments)

Contract:
Putnam Allstate Advisor                            None
Putnam Allstate Advisor Apex:                      Purchase Payment Amount          Sales Charge Percentage

                                                   Less than $50,000                           5.75%
                                                   At least $50,000 but less than $100,000     4.50%
                                                   At least $100,000 but less than $250,000    3.50%
                                                   At least $500,000 but less than $1,000,000  2.00%
                                                   At least $1,000,000                         0.50%







Withdrawal Charge (as a percentage of purchase payments withdrawn)*

Contract:                     Number of Complete Years Since We Received Payment
                              Being Withdrawn/Applicable Charge:





 Putnam Allstate Advisor        0       1     2      3      4      5    6     7+
                                7%    7%     6%     5%     4%     3%    2%    0%





 Putnam Allstate Advisor Apex   0            1+
                                0.5%**       0%



Annual Contract Maintenance Charge

Contract:

Putnam Allstate Advisor                                                 $30***

Putnam Allstate Advisor Apex                                           None

                               Transfer Fee 0.50% of the amount transferred****

  * Under Putnam Allstate Advisor Contracts, each Contract Year, you may withdraw up to the Free Withdrawal Amount offered under your Contract without incurring a withdrawal charge. See "Withdrawal Charges," for more information.

 ** Currently assessed on Contracts that have total purchase payments of at least $1,000,000.

***      Waived in certain cases. See "Expenses."

**** Applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic fund rebalancing.

Variable Account Annual Expenses (as a percentage of average daily net asset value deducted from each Variable Sub-Account)

Contract                             Mortality and     Administrative Charge      Total Variable
                                 Expense Risk Charge*                             Account Annual
                                                                                     Expenses

 Putnam Allstate Advisor              1.25%                  0.00%                  1.25%

 Putnam Allstate Advisor Apex          0.80%                 0.00%                  0.80%

* If you select the Enhanced Beneficiary Protection Option, the mortality and expense risk charge will be an additional 0.15%.

Retirement Income Guarantee Rider Expenses If you select a Retirement Income Guarantee Rider, you would pay an additional fee at the annual rate of 0.05% or 0.30% (depending on the Option you select) of the Income Base in effect on a Contract Anniversary. See "Retirement Income Guarantee Riders" for details.



                                  9 PROSPECTUS

Fund Annual Expenses (After Voluntary Reductions and Reimbursements) (as a percentage of Fund average daily net assets)(1)

Fund                                                      Management        Rule 12b-1       Other          Total Annual
                                                             Fee              Fee           Expenses        Fund Expenses


Putnam VT American Government Income Fund(2)              0.41%            0.15%          0.49%                 1.05%

Putnam VT Asia Pacific Growth Fund                        0.80%            0.15%          0.33%                 1.28%

Putnam VT Capital Appreciation Fund                       0.65%            0.15%          0.27%                 1.07%

Putnam VT Diversified Income Fund                         0.68%            0.15%          0.10%                 0.93%

Putnam VT The George Putnam Fund of Boston                0.65%            0.15%          0.18%                 0.98%

Putnam VT Global Asset Allocation Fund                    0.65%            0.15%          0.12%                 0.92%

Putnam VT Global Growth Fund                              0.61%            0.15%          0.12%                 0.88%

Putnam VT Growth and Income Fund                          0.46%            0.15%          0.04%                 0.65%

Putnam VT Growth Opportunities Fund                       0.70%            0.15%          0.20%                 1.05%

Putnam VT Health Sciences Fund                            0.70%            0.15%          0.13%                 0.98%

Putnam VT High Yield Fund                                 0.65%            0.15%          0.07%                 0.87%

Putnam VT Income Fund                                     0.60%            0.15%          0.07%                 0.82%

Putnam VT International Growth Fund                       0.80%            0.15%          0.22%                 1.17%

Putnam VT International Growth and Income Fund            0.80%            0.15%          0.18%                 1.13%

Putnam VT International New Opportunities Fund            1.08%            0.15%          0.33%                 1.56%

Putnam VT Investors Fund                                  0.63%            0.15%          0.08%                 0.86%

Putnam VT Money Market Fund                               0.41%            0.15%          0.08%                 0.64%

Putnam VT New Opportunities Fund                          0.54%            0.15%          0.05%                 0.74%

Putnam VT New Value Fund                                  0.70%            0.15%          0.10%                 0.95%

Putnam VT OTC & Emerging Growth Fund(3)                   0.53%            0.15%          0.37%                 1.05%

Putnam VT Research Fund(3)                                0.54%            0.15%          0.31%                 1.00%

Putnam VT Technology Fund                                 1.00%            0.15%          0.19%                 1.34%

Putnam VT Small Cap Value Fund                            0.53%            0.15%          0.76%                 1.44%

Putnam VT Utilities Growth and Income Fund                0.65%            0.15%          0.06%                 0.86%

Putnam VT Vista Fund                                      0.65%            0.15%          0.10%                 0.90%

Putnam VT Voyager Fund                                    0.53%            0.15%          0.04%                 0.72%

Putnam VT Voyager Fund II                                 0.70%            0.15%          0.30%                 1.15%


(1) Figures shown in the table are based on the Funds' last fiscal year ended December 31, 1999, except that the figures for the Putnam VT Small Cap Value Fund, which commenced operations on April 30, 1999, and Putnam VT American Government Income Fund and Putnam VT Growth Opportunities Fund, which commenced operations on January 31, 2000, Putnam VT Technology Fund, which commenced operations on June 14, 2000, and Putnam VT Capital Appreciation Fund and Putnam VT Voyager Fund II, which commenced operations on September 1, 2000, are based on estimates for the Funds' current fiscal year. Figures shown in the table include amounts paid through expense offset and brokerage service arrangements. See the Funds' prospectus for more information about Rule 12b-1 fees payable under the Funds' distribution plan.

(2) Absent voluntary reductions and reimbursements, the estimated management fees, Rule 12b-1 fees, other expenses, and total annual fund expenses for the Putnam VT American Government Income Fund expressed as a percentage of average net assets of the Fund would have been as follows:

Putnam VT American Government Income Fund               0.65%            0.15%          0.49%                 1.29%


(3) Absent voluntary reductions and reimbursements for certain Funds (but including amounts paid through expense offset and brokerage service arrangements), management fees, Rule 12b-1 fees, other expenses, and total annual Fund expenses expressed as a percentage of average net assets of the Funds would have been as follows:

Putnam VT OTC & Emerging Growth Fund                     0.70%            0.15%          0.37%                 1.22%

Putnam VT Research Fund                                  0.65%            0.15%          0.31%                 1.11%





                                 10 PROSPECTUS

Example 1

         The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

         o        invested $1,000 in a Variable Sub-Account,

         o        earned a 5% annual return on your investment,

         o surrendered your Contract, or began receiving income payments for a specified period of less than 120 months, at the end of each time period (no withdrawal charge is included in the calculations for the Putnam Allstate Advisor Apex Contracts because no withdrawal charge applies after one year);

         o        elect the Enhanced Beneficiary Protection Option; and

         o        elect Retirement Income Guarantee Rider 2(assuming Income
                  Base B).

         The example assumes that any fund expense waivers or reimbursement arrangements described in the footnotes above are in effect for the time periods presented below. The example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

Sub-Account                                        Putnam Allstate        Putnam Allstate
                                                       Advisor              Advisor Apex
                                                    1 Year     3 Years     1 Year     3 Years

 Putnam American Government Income                    $88        $131        $80        $127

 Putnam Asia Pacific Growth                           $91        $138        $82        $134

 Putnam Capital Appreciation                          $89        $132        $80        $127

 Putnam Diversified Income                            $87        $128        $79        $123

 The George Putnam Fund                               $88        $129        $79        $125

 Putnam Global Asset Allocation                       $87        $127        $79        $123

 Putnam Global Growth                                 $87        $126        $78        $122

 Putnam Growth and Income                             $84        $119        $76        $115

 Putnam Growth Opportunities                          $88        $131        $80        $127

 Putnam Health Sciences                               $88        $129        $79        $125

 Putnam High Yield                                    $87        $126        $78        $122

 Putnam Income                                        $86        $124        $78        $120

 Putnam International Growth                          $90        $135        $81        $130

 Putnam International Growth and Income               $89        $134        $81        $129

 Putnam International New Opportunities               $94        $147        $85        $142

 Putnam Investors                                     $86        $126        $78        $121

 Putnam Money Market                                  $84        $119        $76        $115

 Putnam New Opportunities                             $85        $122        $77        $118

 Putnam New Value                                     $87        $128        $79        $124

 Putnam OTC & Emerging Growth                         $88        $131        $80        $127

 Putnam Research                                      $88        $130        $79        $125

 Putnam Small Cap Value                               $92        $143        $84        $138

 Putnam Technology                                    $91        $140        $83        $135

 Putnam Utilities Growth and Income                   $86        $126        $78        $121

 Putnam Vista                                         $87        $127        $79        $123

 Putnam Voyager                                       $85        $121        $77        $117

 Putnam Voyager II                                    $89        $132        $81        $130






                                 11 PROSPECTUS

Example 2

         Same assumptions as Example 1 above, except that you decide not to surrender your Contract, or you began receiving income payments for at least 120 months if under an Income Plan for a specified period, at the end of each period.

Sub-Account                                Putnam Allstate
                                               Advisor
                                        1 Year     3 Years

Putnam American Government Income         $29         $89

Putnam Asia Pacific Growth                $31         $96

Putnam Capital Appreciation               $29         $89

Putnam Diversified Income                 $28         $85

The George Putnam Fund                    $28         $87

Putnam Global Asset Allocation            $28         $85

Putnam Global Growth                      $27         $84

Putnam Growth and Income                  $25         $77

Putnam Growth Opportunities               $29         $89

Putnam Health Sciences                    $28         $87

Putnam High Yield                         $27         $83

Putnam Income                             $27         $82

Putnam International Growth               $30         $93

Putnam International Growth and Income    $30         $91

Putnam International New Opportunities    $34        $104

Putnam Investors                          $27         $83

Putnam Money Market                       $25         $76

Putnam New Opportunities                  $26         $79

Putnam New Value                          $28         $86

Putnam OTC & Emerging Growth              $29         $89

Putnam Research                           $28         $87

Putnam Small Cap Value                    $33        $101

Putnam Technology                         $32         $98

Putnam Utilities Growth and Income        $27         $83

Putnam Vista                              $27         $84

Putnam Voyager                            $26         $79

Putnam Voyager II                         $30         $92


         Please remember that you are looking at examples and not a representation of past or future expenses. Your actual expenses may be lower or greater than those shown above. Similarly, your rate of return may be lower or greater than 5%, which is not guaranteed. The above examples assume the election of the Enhanced Beneficiary Protection Option and the Retirement Income Guarantee Rider 2 and that Income Base B is applied. If one or both of these features were not elected, the expense figures shown above would be slightly lower. To reflect the contract maintenance charge in the examples (for Putnam Allstate Advisor Contracts only), we estimated an equivalent percentage charge, based on an assumed average Contract size of $45,000. The figures for the Putnam Allstate Advisor Apex Contract assume a 5.75% sales charge.



                                 12 PROSPECTUS

Financial  Information

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "Accumulation Unit." Each Variable Sub-Account has a separate value for its Accumulation Units we call "Accumulation Unit Value." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values for Putnam Allstate Advisor and Putnam Allstate Advisor Apex Contracts appear in Appendix C.

The financial statements of Allstate and the Variable Account appear in the Statement of Additional Information.



                                 13 PROSPECTUS

The  Contract

CONTRACT  OWNER

Each Contract is an agreement between you, the Contract Owner, and Allstate, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

o the investment alternatives during the Accumulation and Payout Phases,

o the amount and timing of your purchase payments and withdrawals,

o the programs you want to use to invest or withdraw money,

o the income payment plan you want to use to receive retirement income,

o the Annuitant (either yourself or someone else) on whose life the income payments will be based,

o the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or the Annuitant dies, and

o any other rights that the Contract provides, including restricting income payments to beneficiaries.

If you die, any surviving joint Contract Owner or, if none, the Beneficiary will exercise the rights and privileges provided to them by the Contract. The Contract cannot be jointly owned by both a non-natural person and a natural person. The maximum age of any Contract owner on the Issue Date for the Contract is 90. If you select the Enhanced Beneficiary Protection Option or a Retirement Income Guarantee Rider, the maximum age of any owner on the date we issue the Contract rider is 75.

You can use the Contract with or without a qualified plan. A qualified plan is a retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued with a qualified plan. See "Tax Qualified Contracts" on page 36.

You may change the Contract Owner at any time. Once we have received a satisfactory written request for a change of Contract Owner, the change will take effect as of the date you signed it. We are not liable for any payment we make or other action we take before receiving any written request for a change from you.

ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You may name a new Annuitant only upon the death of the current Annuitant. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. The maximum age of any Annuitant on the Issue Date for each Contract is 90. If you select the Enhanced Beneficiary Protection Option or a Retirement Income Guarantee Rider, the maximum age of any Annuitant on the date we issue the Contract rider is 75.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.

BENEFICIARY
The Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more Beneficiaries when you apply for a Contract. You may change or add Beneficiaries at any time by writing to us before income payments begin, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you did not name a Beneficiary or unless otherwise provided in the Beneficiary designation, if a Beneficiary predeceases the owner and there are no other surviving Beneficiaries, the new Beneficiary will be:

o your spouse or, if he or she is no longer alive,

o your surviving children equally, or if you have no surviving children,

o your estate.

         If more than one Beneficiary survives you, we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the death benefit among the surviving Beneficiaries.

                                 14 PROSPECTUS

MODIFICATION OF THE CONTRACT
Only an Allstate officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT
We will not honor an assignment of an interest in a Contract as collateral or security for a loan. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. You should consult with an attorney before trying to assign your Contract.

Purchases

MINIMUM  PURCHASE  PAYMENTS
The minimum initial purchase payment for each Contract is $1,000 ($500 for Qualified Contracts). All subsequent purchase payments under a Contract must be $500 or more. You may make purchase payments at any time prior to the Payout Start Date. The most we accept without our prior approval is $1 million. We reserve the right to accept a lesser initial purchase payment amount. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application.

AUTOMATIC  ADDITIONS PROGRAM
You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information.

ALLOCATION OF PURCHASE  PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. For Putnam Allstate Advisor Apex Contracts, each purchase payment allocated to an investment alternative will be reduced by the applicable sales charge. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling 1-800-390-1277.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

RIGHT TO CANCEL
You may cancel your Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. You may return it by delivering it or mailing it to us. If you exercise this "Right to Cancel," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation.



                                 15 PROSPECTUS

Contract Value

On the Issue Date, the Contract Value is equal to:

o your initial purchase payment for Putnam Allstate Advisor Contracts

o your initial purchase payment less applicable sales charge for Putnam Allstate Advisor Apex Contracts

Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your interest in the Fixed Account Option(s) offered by your Contract.

ACCUMULATION  UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. For Putnam Allstate Advisor Apex Contracts, please remember that a sales charge will reduce the amount of the purchase payment allocated. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION  UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:

o changes in the share price of the Fund in which the Variable Sub-Account invests, and

o the deduction of amounts reflecting the mortality and expense risk charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine withdrawal charges, Retirement Income Guarantee charges (if applicable), transfer fees, and contract maintenance charges (if applicable) separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Values, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine separate sets of Accumulation Unit Values for each Contract that reflect the cost of the Enhanced Beneficiary Protection Option described on page below.

You should refer to the prospectus for the Funds that accompanies this prospectus for a description of how the assets of each Fund are valued, since that determination directly bears on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.


                                 16 PROSPECTUS

Investment Alternatives: The Variable Sub-Accounts You may allocate your purchase payments to up to 27 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Fund. Each Fund has its own investment objective(s) and policies. We briefly describe the Funds below.

For more complete information about each Fund, including expenses and risks associated with the Fund, please refer to the accompanying prospectus for the Fund. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts. Putnam Investment Management, Inc. ("Putnam Management") serves as the investment adviser to each Fund.

Fund:                                                        Each Fund Seeks:



 Putnam VT American Government Income Fund                   High current income with preservation of capital as a
                                                             secondary objective

 Putnam VT Asia Pacific Growth Fund                          Capital appreciation

 Putnam VT Capital Appreciation Fund                         Capital appreciation

 Putnam VT Diversified Income Fund                           High current income consistent with capital preservation

 Putnam VT The George Putnam Fund of Boston                  To provide a balanced investment composed of a well
                                                             diversified portfolio of stocks and bonds that will
                                                             produce both capital growth and current income

 Putnam VT   Global   Asset  Allocation  Fund                A high level of long-term total return consistent with
                                                             preservation of capital

 Putnam VT Global Growth Fund                                Capital appreciation

 Putnam VT Growth and Income Fund                            Capital growth and current income

 Putnam VT Growth Opportunities Fund                         Capital appreciation

 Putnam VT Health Sciences Fund                              Capital appreciation

 Putnam  VT High  Yield Fund                                 High current  income. Capital growth is a secondary
                                                             objective  when  consistent with  high  current income.

 Putnam VT Income Fund                                       Current income consistent with preservation of capital

 Putnam VT International Growth Fund                         Capital growth

 Putnam VT International Growth and Income Fund              Capital growth. Current income is a secondary objective.

 Putnam VT International New Opportunities Fund              Long-term capital appreciation

 Putnam VT Investors Fund                                    Long-term growth of capital and any increased income that
                                                             results from this growth

 Putnam VT Money Market Fund                                 As high a rate of  current  income as Putnam   Management
                                                             believes is consistent  with preservation of capital and
                                                             maintenance of liquidity.

 Putnam VT New Opportunities Fund                            Long-term capital appreciation

 Putnam VT New Value Fund                                    Long-term capital appreciation

 Putnam VT OTC & Emerging Growth Fund                        Capital appreciation

 Putnam VT Research Fund                                     Capital appreciation

 Putnam VT Small Cap Value Fund                              Capital appreciation

 Putnam VT Technology Fund                                   Capital appreciation

 Putnam VT Utilities Growth and Income Fund                  Capital growth and current income

 Putnam VT Vista Fund                                        Capital appreciation

 Putnam VT Voyager Fund                                      Capital appreciation

 Putnam VT Voyager Fund II                                   Long-term growth of capital


Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Variable Sub-Accounts invest. You bear the investment risk that the Funds might not meet their investment objectives. Shares of the Funds are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.


                                 17 PROSPECTUS

Investment Alternatives:  The Fixed Account

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 3 Fixed Account Options, including 2 Dollar Cost Averaging Options and the Standard Fixed Account Option. We may offer additional Fixed Account options in the future. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Fixed Account Options. The Fixed Account Options may not be available in all states. In addition, Allstate may limit the availability of the Standard Fixed Account Option. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR  COST AVERAGING  FIXED ACCOUNT OPTIONS
The Dollar Cost Averaging Fixed Account Options are two of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 19. These options allow you to allocate purchase payments to the Fixed Account either for up to 6 months (the "6 Month Dollar Cost Averaging Option") or for up to 12 months (the "12 Month Dollar Cost Averaging Option"). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Standard Fixed Account Option described below. For Putnam Allstate Advisor Apex Contracts, please remember that the applicable sales charge will reduce the amount of your purchase payment allocated.

You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Options to other investment alternatives in equal installments. At the end of the applicable 6 or 12 month period, we will transfer any remaining amounts in the 6 or 12 Month Dollar Cost Averaging Options to the Putnam Money Market Variable Sub-Account unless you request a different investment alternative. Transfers out of the 6 or 12 Month Dollar Cost Averaging Options do not count towards the 12 transfers you can make without paying a transfer fee.

You may not transfer money from other investment alternatives to either the 6 or 12 Month Dollar Cost Averaging Options.

The 6 or 12 Month Dollar Cost Averaging Options may not be available in your state. Please check with your representative for availability.

STANDARD FIXED ACCOUNT OPTION
Each purchase payment or transfer allocated to the Standard Fixed Account Option earns interest at the current rate in effect at the time of allocation. For Putnam Allstate Advisor Apex Contracts, please remember that the applicable sales charge will reduce the amount of your purchase payment allocated.

We guarantee that rate for a period of years we call Guarantee Periods. We are currently offering Guarantee Periods of 1 year in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods. You select a Guarantee Period for each purchase or transfer. After the initial Guarantee Period, we will guarantee a renewal rate.

We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation.

Investment  Alternatives: Transfers

TRANSFERS  DURING THE  ACCUMULATION  PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. We do not permit transfers into any Dollar Cost Averaging Fixed Account Option. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make 12 transfers per Contract Year without charge. A transfer fee equal to 0.50% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year.

The minimum amount that you may transfer from the Standard Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the 6-month or 12-month Dollar Cost Averaging Fixed Account Options.



                                 18 PROSPECTUS

The most you can transfer from the Standard Fixed Account Option during any Contract Year is the greater of (i) 30% of the Standard Fixed Account Option balance as of the last Contract Anniversary or (ii) the greatest dollar amount of any prior transfer from the Standard Fixed Account Option. This limitation does not apply to the Dollar Cost Averaging Program. Also, if the interest rate on any renewed Guarantee Period is at least one percentage point less than the previous interest rate, you may transfer up to 100% of the monies receiving that reduced rate within 60 days of the notification of the interest rate decrease.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year. You may not convert any portion of your fixed income payments into variable income payments. You may make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments if Income Plan 3 or the guaranteed payment portion of Income Plans 4 and 5, described below, is in effect.

TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-390-1277. The cut off time for telephone transfer requests is 3:00 p.m. Central time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

EXCESSIVE  TRADING  LIMITS
We reserve the right to limit transfers in any Contract Year, or to refuse any transfer request for a Contract Owner or certain Contract Owners, if:

o we believe, in our sole discretion, that excessive trading by such Contract Owner or Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Funds or would be to the disadvantage of other Contract Owners; or

o we are informed by one or more of the corresponding Funds that they intend to restrict the purchase or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.


DOLLAR COST AVERAGING PROGRAM
You may automatically transfer a set amount from any Variable Sub-Account or from any Fixed Account Option available under your Contract to any of the other Variable Sub-Accounts through our Dollar Cost Averaging Program. The Program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market.




                                 19 PROSPECTUS

AUTOMATIC FUND REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Fund Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

         Example:

         Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Putnam Income Variable Sub-Account and 60% to be in the Putnam Global Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Putnam Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Putnam Income Variable Sub-Account for the appropriate Contract(s) and use the money to buy more units in the Putnam Global Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Fund Rebalancing Program is available only during the Accumulation Phase. The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

We may sometimes refer to this Program as the "Putnam Automatic Rebalancing Program."

Fund rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

Expenses

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT  MAINTENANCE CHARGE
(Putnam Allstate Advisor Contracts only) During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Putnam Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge if:

o your total Contract Value is greater than $50,000 on a Contract Anniversary or on the Payout Start Date, or

o all of your money is allocated to the Fixed Account Options on a Contract Anniversary or all income payments are fixed income payments.

We also reserve the right to waive this charge if you own more than one Contract and the Contracts meet certain minimum dollar amount requirements. In addition, we reserve the right to waive this charge for all Contracts.

MORTALITY  AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. The annual rate of the charge is:

o 1.25% for Putnam Allstate Advisor Contracts

o 0.80% for Putnam Allstate Advisor Apex Contracts



                                 20 PROSPECTUS

The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then Allstate will bear the loss. If you select the Enhanced Beneficiary Protection Option, the mortality and expense risk charge will include an additional 0.15% for the Option.

Allstate reserves the right to raise the Enhanced Beneficiary Protection Option charge to up to 0.25%. However, once your Option is in effect, Allstate cannot change the fee that applies to your Contract. We charge the additional fee for the Enhanced Beneficiary Protection Option to compensate us for the additional risk that we accept by providing the Option.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both during the Accumulation Phase and the Payout Phase.

RETIREMENT INCOME GUARANTEE CHARGE
We impose a separate charge for each Retirement Income Guarantee Rider. The charges equal, on an annual basis, 0.05% of the income base for Retirement Income Guarantee Rider 1 and 0.30% of the income base for Retirement Income Guarantee Rider 2. We reserve the right to change the Rider fee. However, once we issue your Rider, we cannot change the Rider fee that applies to your Contract. The Rider 1 fee will never exceed 0.15% and the Rider 2 fee will never exceed 0.50%. See "Retirement Income Guarantee Riders" for details.

TRANSFER FEE
We impose a fee upon transfers in excess of 12 during any Contract Year. The fee is equal to 0.50% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Fund Rebalancing Program.

SALES CHARGE (Putnam  Allstate  Advisor Apex Contracts  only)
We may assess a sales charge on all purchase payments ranging from 0.50% to 5.75% of the amount of the purchase payment. The sales charge percentage will vary based upon the amount of the purchase payment(s) received. A schedule showing how the sales charge is assessed appears on page 9, above.

We use the amounts obtained from the sales charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the sales charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including any profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Reduction of Sales Charge. You may also be entitled to a reduced sales charge if you (1) sign a letter of intent and invest a combined purchase payment amount of $50,000 or more within a 13-month period; and/or (2) have related contracts with us that qualify for rights of accumulation privileges. See "Rights of Accumulation" below. In addition, no sales charge will apply to purchase payments made under Contracts issued to employees of Allstate, certain other eligible organizations, and to certain customers of participating financial services corporations in conjunction with a new or existing asset based brokerage account program such as a "wrap fee" or "fee based" program in states where approved.

Letter of Intent:A letter of intent allows you to set your own investment goal of $50,000 or more over a 13-month period. We base the sales charge on the purchase payments you make during the 13-month period on your investment goal. In essence, we reduce your sales charge on purchase payments made during the 13-month period as though you invested the total amount of purchase payments (your investment goal) in one lump sum.

         Example:

         Assume as part of your Contract application you sign a letter of intent indicating an investment goal of $50,000 over a 13-month period. The sales charge corresponding to your investment goal is 4.50%. You make an initial purchase payment of $20,000. We deduct a reduced sales charge of 4.50% from your initial purchase payment. Two months later you make a subsequent purchase payment of $30,000. We again deduct a reduced sales charge of 4.50% from your purchase payment. Without a letter of intent the sales charge for each purchase payment would have been 5.75%.

You may elect to participate in the letter of intent program at any time. However, we do not retroactively reduce sales charges on purchase payments made before we receive your letter of intent. If you choose to participate in this program at the time you apply for the Contract, you must complete the letter of intent section on the application. If you elect to participate in the program after your Contract is issued, you must complete the appropriate form. The letter of intent form is available by calling our Annuity Service Center at 1-800-390-1277.

You are not obligated to reach your investment goal. If you do not achieve your investment goal by the end of the 13-month period or upon a full surrender prior to the end of




                                  21 PROSPECTUS
the 13-month period, we will deduct from your Contract the difference between (1) the sales charge applicable to the actual amount of purchase payments you made during the period and (2) the sales charge you actually paid. These charges will be deducted from your Contract proportionately from each investment alternative at the end of the 13-month period.

If you exceed your investment goal and reach the next breakpoint, the sales charge deducted on the next payment is based on the next breakpoint level. However, we do not retroactively reduce sales charges on previous purchase payments.

At any time during the 13-month period, you may increase your investment goal. You must inform us in writing. We include purchase payments received during the 90 days prior to your notice in determining the sales charge on purchase payments made from the date of notice through the end of the original 13-month period.

We reserve the right to modify, suspend or terminate this program at any time. This program may not be available in all states.

Rights Of Accumulation:You may qualify for a reduced sales charge through rights of accumulation. Rights of accumulation involves combining your current purchase payment with your current Contract Value of your Putnam Allstate Advisor Apex Contract and/or the current Contract Values of eligible related contracts. If through accumulation you reach the next breakpoint level, we reduce your sales charge accordingly.

Related contracts include certain other Putnam Allstate Advisor Apex Contracts owned by you. There may be other requirements for qualification. For information on which related contracts qualify for rights of accumulation privileges, please contact your investment representative.

In order to use rights of accumulation to reduce your sales charge, for each purchase payment, you or your investment representative must inform us in writing of the related contracts.

The sales charge for purchase payments will be based on the breakpoint corresponding to the sum of (1) your new purchase payment; and (2) your current Contract Value; and (3) the current Contract Value(s) of your eligible related contract(s).

         Example:

         Assume your Contract has a current Contract Value of $20,000. You have a second Contract with us that qualifies for rights of accumulation that has a current Contract Value of $25,000. You make a $5,000 purchase payment to your current Contract and include your rights of accumulation number with your payment. To determine the sales charge applicable to your purchase payment we first calculate the sum of (1) your current Contract Value ($20,000); (2) the current Contract Value of your related Contract ($25,000); and (3) your current purchase payment ($5,000). The sum of these values is $50,000. We deduct the sales charge corresponding to a $50,000 purchase payment, or 4.50%, from your $5,000 purchase payment.

We reserve the right to modify, suspend or terminate this program at any time. This program may not be available in all states.

WITHDRAWAL CHARGE
We may assess a withdrawal charge from the purchase payment(s) you withdraw. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the charge applicable for each Contract appears on page 9, above. The Contracts differ in the following respects:

Putnam Allstate Advisor Contracts
Under Putnam Allstate Advisor Contracts, you can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. The Free Withdrawal Amount is the greater of earnings not previously withdrawn, or 15% of purchase payments. Unused portions of this 15% "Free Withdrawal Amount" are not carried forward to future Contract Years.

Putnam Allstate Advisor Apex Contracts
The withdrawal charge for Putnam Allstate Advisor Apex Contracts currently applies only to Contracts that have total purchase payments of at least $1,000,000. There is no Free Withdrawal Amount under Putnam Allstate Advisor Apex Contracts.

All Contracts
We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. We will not deduct a withdrawal charge when you have withdrawn all purchase payments. However, for federal income tax purposes, earnings are considered to come out first, which means you pay taxes on the earnings portion of your withdrawal.

         We do not apply a withdrawal charge in the following situations:

o on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);

o the death of the Contract Owner or Annuitant (unless the Settlement Value is used);



                                 22 PROSPECTUS

o withdrawals taken to satisfy IRS minimum  distribution rules for the Contract;
  or

o withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals also may be subject to tax penalties or income tax. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

THE FOLLOWING  WAIVERS ARE AVAILABLE FOR PUTNAM ALLSTATE ADVISOR CONTRACTS ONLY.

Confinement Waiver. We will waive the withdrawal charge on any withdrawal taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

 1) you or the Annuitant, if the Contract Owner is not a living individual, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,

 2) we receive your request for withdrawal and written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital, and

 3) a physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract). Terminal Illness Waiver.We will waive the withdrawal charge on any withdrawal under your Contract taken prior to the Payout Start Date if:

 1) you or the Annuitant, if the Contract Owner is not a living individual, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

 2) you provide adequate proof of diagnosis to us before or at the time you request the withdrawal. Unemployment Waiver.We will waive the withdrawal charge on one partial or full withdrawal from your Contract, if you meet the following requirements:

1) you or the Annuitant, if the Contract Owner is not a living individual, become unemployed at least one year after the Issue Date,

2) you or the Annuitant receive unemployment compensation (as defined in the Contract) for at least 30 days as a result of that unemployment, and

 3) you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

You may exercise this benefit once before the Payout Start Date.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

THESE WAIVERS ARE NOT AVAILABLE FOR PUTNAM ALLSTATE ADVISOR APEX CONTRACTS.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay our withdrawal charge because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

PREMIUM  TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Owner's value in the investment alternative bears to the total Contract Value.

OTHER EXPENSES
Each Fund deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Fund whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectus for the Funds. For a summary of current estimates of those charges and expenses, see page 10 above. We may receive compensation from the Funds' investment adviser, distributor, or their affiliates for administrative services we provide to the Funds.



                                 23 PROSPECTUS

Access to Your Money

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 25.

The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our home office, less any applicable withdrawal charges, income tax withholding, any applicable contract maintenance charge, any applicable Retirement Guarantee Rider fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time. If you request a total withdrawal, we may require that you return your Contract to us.


POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

 1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

 2)  an emergency exists as defined by the SEC, or

 3)  the SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 1-800-390-1277 for more information. Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Option(s) available under your Contract, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax adviser before taking any withdrawal.

MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce the Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, less withdrawal and other charges and taxes.



                                 24 PROSPECTUS

Income Payments

PAYOUT START DATE
The Payout Start Date is the day that we apply your Contract Value to an Income Plan. The Payout Start Date must be at least 30 days after the Issue Date and on or before the later of:

o the Annuitant's 90th birthday, or

o the 10th Contract Anniversary.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS
An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. Income payments to Beneficiaries may be subject to restrictions established by the Contract owner. After the Payout Start Date, and except as described below, you may not make withdrawals or change your choice of Income Plan.

Currently nine Income Plans are available.

Each is available to provide:

o fixed income payments;

o variable income payments; or

o a combination of the two.

The  nine  Income  Plans  are:

Income Plan 1 - Life Income with Guaranteed Payments.Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the selected number of guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. In general, more guaranteed payments means that each payment will be smaller than it would have been with a shorter guarantee payment period.

Income  Plan 2-Joint and Survivor Life Income with Guaranteed Payments.
Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the plan was selected, is alive. If both the Annuitant and joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher, but a reduction will take effect at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period.

Income Plan 3- Guaranteed Payments for a Specified Period. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Accounts supporting this Plan even though we may not bear any mortality risk. Income payments under Income Plan 3 are subject to the rules set forth in the Guaranteed Payment Plan section below.

Income Plan 4 -Combination Life Income and Guaranteed Payments for a Specified Period. Under this plan, we make periodic income payments under two separate coverages: a life annuity and a guaranteed payment annuity. A life annuity (one that does not contain any guaranteed payment period) provides income payments over the Annuitant's life. A guaranteed payment annuity provides income payments over a specified period. The guaranteed payment annuity portion of Income Plan 4 is subject to the rules set forth in the Guaranteed Payment Plan section below.

Income Plan 5 -Combination Joint and Survivor Life Income and Guaranteed Payments for a Specified Period. Under this plan, we make periodic income payments under two separate coverages: a joint life and survivor annuity and a guaranteed payment annuity. A joint life and survivor annuity (one that does not contain any guaranteed payment period) provides income payments for at least as long as either the Annuitant or joint Annuitant is alive. A guaranteed payment annuity provides income payments over a specified period, and is subject to the rules set forth in the Guaranteed Payment Plan section below. On the life coverage, you may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, then remaining payments will remain at 100%. If you elect a reduced survivor payment plan, the payments initially will be larger, but a reduction will take effect at the death of an Annuitant.

Income Plan 6 -Life Income with Cash Refund. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.

Income Plan 7 -Joint Life Income with Cash Refund. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint


                                 25 PROSPECTUS

Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

Income Plan 8 -Life Income with Installment Refund. Under this plan, we make periodic income payments until the later of (1) the death of the Annuitant, or
(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.

Income Plan 9-Joint Life Income with Installment Refund. Under this plan, we make periodic income payments until the later of (1) the deaths of both the Annuitant and joint Annuitant, or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under Income Plans 1 and 2, and the life annuity and joint life and survivor annuity portion of Income Plans 4 and 5, respectively, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only one income payment if the Annuitant or any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

Guaranteed Payment Plans.

For Income Plan 3 and the guaranteed payment annuity portion of Income Plans 4 and 5 ("guaranteed payment plans"):

o The minimum payment period you may choose is 5 years.

o If the oldest Annuitant is under age 70, you may choose a period up to age 100 subject to a maximum of 50 years.

o If the oldest Annuitant is age 70 or over, you may choose a period up to a maximum of 30 years.

In general, the longer the guarantee period you select, the smaller each payment will be.

You may make withdrawals from a guaranteed payment plan after the Payout Start Date. You may terminate all or part of the income payments at any time and receive a lump sum equal to their present value as of the close of the Valuation Date (see Valuation Date above) on which we receive your request. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. To determine the present value of any fixed income payments being withdrawn, we discount each payment using our currently applicable interest rates. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. You may not make any withdrawals after the Payout Start Date on the life annuity portion of Income Plans 4 and 5.

During the guaranteed payment period, you may request to modify the length of the payment period. Currently, we allow you to make this change once each 365-day period. We reserve the right to change this practice at any time without prior notice. If you elect to change the length of the payment period, the new payment period must be within the original maximum and minimum period you would have been permitted to select on your original Payout Start Date. We may apply a withdrawal charge.

If you change the length of your guaranteed payment period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the guaranteed payment plan, as described above. Then we adjust the size of the remaining guaranteed payments to equal what that value would support based on those same assumptions and based on the revised guarantee period. A shorter guarantee period will generally mean that each payment is larger, while a longer guarantee period will generally mean that each payment is smaller.

Under guaranteed payment plans, we currently allow you to change the frequency of your payments. Any change in the frequency of payments takes effect on the next payment date.

Changes to either the frequency of payments or length of a guaranteed payment plan will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

Additional Information.We may make other Income Plans available. You may obtain information about them by writing or calling us.

You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable



                                 26 PROSPECTUS
income  payments,  we will apply your  Contract  Value in the Variable
Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, less applicable taxes, to your Income Plan on the Payout Start Date. We can make income payments in monthly, quarterly, semi-annual or annual installments, as you select. If the Contract Owner has not made any purchase payments for at least 2 years preceding the Payout Start Date, and the Contract Value is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

o terminate the Contract and pay you the Contract value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

o reduce the frequency of your payments so that each payment will be at least $20.


VARIABLE  INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. The total amount of your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Funds; and (b) under some of the income plans, we make income payments only so long as an annuitant is alive or any applicable guarantee payment period has not yet expired.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. The 6% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 5% AIR will automatically apply. We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may also elect a variable income payment stream consisting of level monthly payments that are recalculated annually. You may elect level monthly payments at or before your Payout Start Date. You cannot elect any fixed income payments while variable level monthly payments are being made. We will determine the amount of each annual payment as described above, place this amount in our general account, and distribute it in level monthly payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year but will not be less than 2.0% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under a guaranteed payment plan. If the Annuitant dies during the period of level monthly payments, any life contingencies you chose will be the same as under the income plan you chose. For example, if your income plan contains a life only payment plan and the Annuitant dies during the year, the beneficiary is not entitled to the remaining levelized monthly payments for that year.

FIXED INCOME  PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

 1)  deducting any applicable premium tax; and

 2) applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

RETIREMENT  INCOME  GUARANTEE RIDERS
Currently, for Contract Owners and Annuitants up to and including age 75, you have the option to add to your Contract one of two Retirement Income Guarantee Riders (Rider 1 or Rider 2). Each Rider guarantees a minimum dollar amount (we call the " guaranteed income benefit") to be applied to an Income Plan. You may exercise this benefit up to your latest Payout Start Date. The Riders may not be available in all states.



                                 27 PROSPECTUS

Eligibility.To qualify for this benefit, you must meet the following conditions as of the Payout Start Date:

o You must elect a Payout Start Date that is on or after the 10th anniversary of the date we issued the Rider (the "Rider Date");

o The Payout Start Date must occur during the 30 day period following a Contract Anniversary;

o You must elect to receive fixed income payments; and

o The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:

o 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied, or

o 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

Retirement Income Guarantee Rider 1.This Rider guarantees that the amount you apply to an Income Plan will not be less than the total of your purchase payments less any withdrawals and any applicable taxes.

The current charge for this Rider, on an annual basis, is 0.05% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fee only from your assets in the Variable Sub-Account(s). In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal a Rider fee equal to 0.05% multiplied by the Income Base immediately prior to the withdrawal pro rated to reflect the number of months the Rider was in effect during the current Contract Year.

We calculate the Income Base that we use to determine the value of the guaranteed income benefit as follows:

 1)  On the Rider Date, the Income Base is equal to the Contract Value.

 2) After the Rider Date, we recalculate the Income Base when a purchase payment or withdrawal is made as follows:

(a) For purchase payments, the Income Base is equal to the most recently calculated Income Base plus the purchase payment.

(b) For withdrawals, the Income Base is equal to the most recently calculated Income Base reduced by a withdrawal adjustment, described below.

         In the absence of any withdrawals or purchase payments, the Income Base will be equal to the Contract Value as of the Rider Date.

         The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:

1)      =  withdrawal amount,
2)      =  the Contract Value immediately prior to the withdrawal, and
3)      =  the most recently calculated Income Base.


         See Appendix B for an example of how the withdrawal adjustment applies.

         The guaranteed income benefit amount is determined by applying the Income Base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment produced by the guaranteed income benefit or
(ii) the income payment provided in the fixed amount income payment provision of the Contract.

Retirement Income Guarantee Rider 2.This Rider guarantees that the amount you apply to an Income Plan will not be less than the greater of Income Base A or Income Base B described below.

The current annual charge for this Rider is 0.30% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fee only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, the Rider Fee is equal to the number of full remaining months from the Rider Date to the Contract Anniversary divided by twelve times .30% with the result multiplied by the Income Base in effect on the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal a Rider fee equal to 0.30% multiplied by the Income Base immediately prior to the withdrawal pro rated to reflect the number of full months the Rider was in effect during the current Contract Year. The Rider Fee will not be deducted during the Payout Phase.

The Income Base is the greater of Income Base A and Income Base B. We determine each Income Base as follows:

Income Base A. On the Rider Date, Income Base A is equal to the Contract Value. After the RiderDate, we recalculate Income Base A as follows on the Contract Anniversary and when a purchase payment or withdrawal is made:

 1) For purchase payments, Income Base A is equal to the most recently calculated Income Base plus the purchase payment.

 2) For withdrawals, Income Base A is equal to the most recently calculated Income Base reduced by a withdrawal adjustment.




                                 28 PROSPECTUS

 3) On each Contract Anniversary, Income Base A is equal to the greater of the Contract Value on that date or the most recently calculated Income Base A.

In the absence of any withdrawals or purchase payments, Income Base A will be equal to the greatest Contract Value as of the Rider Date and all Contract Anniversary Contract Values between the Rider Date and the Payout Start Date. We will recalculate Income Base A for purchase payments, for withdrawals and on Contract Anniversaries until the first Contract Anniversary after the 85th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the oldest Annuitant. After that date, we will recalculate Income Base A for purchase payments and withdrawals.

Income Base B. On the Rider Date, Income Base B is equal to the Contract Value. After the Rider Date, Income Base B, plus any subsequent purchase payments and less a withdrawal adjustment for any subsequent withdrawals, will accumulate daily at a rate equal to 5% per year until the first day of the month following the oldest Contract Owner's or, if the Contract Owner is not a living individual, the Annuitant's 85th birthday.

For purposes of computing Income Base A or B, the withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:

1)      =  withdrawal amount,
2)      =  the Contract Value immediately prior to the withdrawal, and
3)      =  the most recently calculated Income Base.


See Appendix B for an example of how the withdrawal adjustment applies.

We determine the guaranteed income benefit amount by applying the Income Base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment provided by the guaranteed income benefit or (ii) the income payment provided in the fixed amount income payment provision of the Contract.

CERTAIN  EMPLOYEE  BENEFIT  PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.



                                 29 PROSPECTUS

Death Benefits

We will pay a death benefit if, prior to the Payout Start Date:

 1)  any Contract Owner dies, or

 2)  the Annuitant dies.

We will pay the death benefit to the new Contract Owner as determined immediately after the death. The new Contract Owner would be a surviving Contract Owner or, if none, the Beneficiary. In the case of the death of the Annuitant, we will pay the death benefit to the current Contract Owner.

DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of the following death benefit alternatives:

 1)  the Contract Value as of the date we determine the death benefit, or

 2) the sum of all purchase payments payment (gross purchase payment in the case of Putnam Allstate Advisor Apex Contracts), less withdrawals, or

 3) the most recent Maximum Anniversary Value prior to the date we determine the death benefit (see "Maximum Anniversary Value" below).

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. A request for payment of the death benefit must include Due Proof of Death. We will accept the following documentation as "Due Proof of Death":

o a certified copy of a death certificate,

o a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

o other documentation as we may accept in our sole discretion.


Maximum Anniversary Value.On the Issue Date, the Maximum Anniversary Value is equal to the initial purchase payment (gross purchase payment in the case of Putnam Allstate Advisor Apex Contracts). After the Issue Date, we recalculate the Maximum Anniversary Value when a purchase payment or withdrawal is made or on a Contract Anniversary as follows:

 1) For purchase payments, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the purchase payment (gross purchase payment in the case of Putnam Allstate Advisor Apex Contracts).

 2) For withdrawals, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value reduced by a withdrawal adjustment, as defined below.

 3) On each Contract Anniversary,  the Maximum Anniversary Value is equal to the
greater  of  the  Contract  Value  or  the  most  recently   calculated  Maximum
Anniversary Value.

In the absence of any withdrawals or purchase payments, the Maximum Anniversary Value will be the greatest of all Contract Anniversary Contract Values on or prior to the date we calculate the death benefit. For Putnam Allstate Advisor Apex Contracts, the Contract Values are based on net purchase payments.

We will recalculate the Maximum Anniversary Value until the first Contract Anniversary after the 80th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the Annuitant. After that date, we will recalculate the Maximum Anniversary Value only for purchase payments and withdrawals. The Maximum Anniversary Value will never be greater than the maximum death benefit allowed by any applicable state non-forfeiture laws.

Withdrawal Adjustment.The withdrawal adjustment reduces the Maximum Anniversary Value and the death benefit under the Enhanced Beneficiary Protection Option, described below, by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:

(1)        =  the withdrawal amount,
(2)        =  the Contract Value immediately prior to the withdrawal, and
(3)        =  the value of the applicable death benefit alternative immediately prior to the withdrawal.


See Appendix A for an example of a withdrawal adjustment.

ENHANCED BENEFICIARY  PROTECTION OPTION
Currently, for Contract Owners and Annuitants up to and including age 75, the Enhanced Beneficiary Protection Option is an optional benefit that you may elect. If you elect the Option, the death benefit will be the greater of the death benefit alternatives (1) through (3) listed above, or (4) the Enhanced Beneficiary Protection Option. The Enhanced Beneficiary Protection Option may not be available in all states.

We will issue a rider to your Contract if you elect the Option. The Enhanced Beneficiary Protection Option on the date we issue the Contract rider ("Rider Date") is equal to the Contract Value on that date. After the Rider Date, the Enhanced Beneficiary Protection Option, plus any subsequent payments payment (gross purchase payment in the case of Putnam Allstate Advisor Apex Contracts), and less a withdrawal adjustment (computed as described above), will accumulate daily at the rate of 5% per year until the earlier of:




                                 30 PROSPECTUS

 1)  the date we determine the death benefit, or

 2) the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the 80th birthday of the oldest Annuitant.

We will determine the death benefit under the Enhanced Beneficiary Protection Option in the same manner as described under "Death Benefit Amount."

DEATH BENEFIT  PAYMENTS

Death of Contract Owner.Within 180 days of the date of your death, the new Contract Owner may elect to:

 1)  receive the death benefit in a lump sum, or

 2) apply an amount equal to the death benefit to one of the available Income Plans described above. The Payout Start Date must be within one year of the date of your death. Income payments must be:

         (a)      over the life of the new Contract Owner,

         (b) for a guaranteed number of payments not to exceed the life expectancy of the new Contract Owner, or

         (c) over the life of new Contract Owner with a guaranteed number of payments not to exceed the life expectancy of the new Contract Owner.

Otherwise, the new Contract Owner will receive the Settlement Value. The "Settlement Value" is the Contract Value, less any applicable withdrawal charge, premium tax and, in the case of Putnam Allstate Advisor Contracts, contract maintenance charge. The new Contract Owner may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge. We will calculate the Settlement Value as of the end of the Valuation Date coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of your death, whichever is earlier. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. We are currently waiving the 180 day limit, but we reserve the right to enforce the limitation in the future.

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

If the new Contract Owner is your spouse, then he or she may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received Due Proof of Death (the next Valuation Date if we receive Due Proof of Death after 3 p.m. Central Time). The Contract may only be continued once. If the surviving spouse continues the Contract in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within 1 year of the date of death without incurring a withdrawal charge. Prior to the Payout Start Date, the death benefit of the continued Contract will be the greater of:

o the sum of all purchase payments (gross purchase payments in the case of Putnam Allstate Advisor Apex Contracts), less any withdrawals; or

o the Contract Value on the date we determine the death benefit; or

o the Maximum Anniversary Value as defined in the "Death Benefit Amount" section, with the following changes:

o "Issue Date" is replaced by the date the Contract is continued,

o "initial purchase payment" is replaced with the death benefit as described at the end of the Valuation Period during which we received Due Proof of Death.

For Contracts with the optional Enhanced Beneficiary Protection Option:

o the Enhanced Beneficiary Protection value as defined in the Rider, with the following changes:

o "Rider Date" is replaced by the date the Contract is continued,

o "Contract Value" is replaced with the death benefit as described at the end of the Valuation Period during which we received Due Proof of Death.

If the new Contract Owner is a corporation, trust, or other non-natural person, then the new Contract Owner may elect, within 180 days of your death, to receive the death benefit in a lump sum or may elect to receive the Settlement Value in a lump sum within 5 years of death. We are currently waiving the 180 day limit, but we reserve the right to enforce the limitation in the future.

Death of Annuitant.If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date, the Contract Owner must elect one of the applicable options described below.

If the Contract Owner is a natural person, the Contract Owner may elect to continue the Contract as if the death had not occurred, or, if we receive Due Proof of Death within 180 days of the date of the Annuitant's death, the Contract Owner may choose to:

 1)  receive the death benefit in a lump sum; or

 2) apply the death benefit to an Income Plan that must begin within 1 year of the date of death.

If the Contract Owner elects to continue the Contract or to apply the death benefit to an Income Plan, the new




                                 31 PROSPECTUS

Annuitant will be the youngest Contract
Owner, unless the Contract Owner names a different Annuitant.

If the Contract Owner is a non-natural person, the non-natural Contract Owner may elect, within 180 days of the Annuitant's date of death, to receive the death benefit in a lump sum or may elect to receive the Settlement Value payable in a lump sum within 5 years of the Annuitant's date of death. If the non-natural Contract Owner does not make one of the above described elections, the Settlement Value must be withdrawn by the non-natural Contract Owner on or before the mandatory distribution date 5 years after the Annuitant's death. We are currently waiving the 180 day limit, but we reserve the right to enforce the limitation in the future.

More Information

ALLSTATE
Allstate is the issuer of the Contract. Allstate is an Illinois stock life insurance company organized in 1957.

Allstate is licensed to operate in the District of Columbia, Puerto Rico, and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Allstate is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Several independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns A+ (Superior) to Allstate. Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's assigns an Aa2 (Excellent) financial strength rating to Allstate. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

VARIABLE ACCOUNT
Allstate established the Allstate Life Insurance Company Separate Account A on January 27, 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate.

The Variable Account consists of 27 Variable Sub-Accounts, each of which invests in a corresponding Fund. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Funds. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.


THE FUNDS
Dividends and Capital Gain Distributions.We automatically reinvest all dividends and capital gains distributions from the Funds in shares of the distributing Funds at their net asset value.

Voting Privileges.As a general matter, you do not have a direct right to vote the shares of the Funds held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Fund. The votes decrease as income payments are made and as the reserves for the Contract decrease.



                                 32 PROSPECTUS

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Fund shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

Changes in Funds.If the shares of any of the Funds are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Fund and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any change.


Conflicts of Interest.The Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Fund. The board of directors of the Funds monitors for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Funds' board of directors may require a separate account to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT
Distribution.Allstate Distributors, L.L.C. ("Allstate Distributors"), a broker-dealer jointly owned by Allstate and Putnam Investments, will serve as principal underwriter of the Contracts. Allstate Distributors is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, ("Exchange Act") and a member of the National Association of Securities Dealers, Inc. Contracts are sold by registered representatives of unaffiliated broker-dealers or bank employees who are licensed insurance agents appointed by Allstate, either individually or through an incorporated insurance agency and have entered into a selling agreement with Allstate Distributors to sell the Contract.

We will pay commissions to broker-dealers who sell the Contracts. Commissions paid may vary, but we estimate that the total commission paid on all Contract sales will not exceed 8.5% of all purchase payments. From time to time, we may pay or permit other promotional incentives, in cash or credit or other compensation. The commission is intended to cover distribution expenses. In some states, Contracts may be sold by representatives or employees of banks.

Allstate may pay Allstate Distributors a commission for distribution of the Contracts. The underwriting agreement with Allstate Distributors provides that we will reimburse Allstate Distributors for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.

For Putnam Allstate Advisor Contracts issued to employees of Allstate and certain other eligible organizations, and in lieu of Allstate paying any commissions on sales of those Contracts, the Contract Owner will receive a credit of 6% of the amount of each purchase payment that will be applied to each purchase payment. Allstate will allocate this credit in the same allocation as your most recent instruction. If you exercise your Right to Cancel your Contract as described in this prospectus, we will return to you the amount you would have received had there been no credit. Unless we are required by law to return your purchase payments, this amount also will include any charges deducted that reduced your Contract Value prior to cancellation, plus any investment gain on the credit. The credit may not be available in all states. We do not consider the credit to be an "investment in the contract" for income tax purposes.

For Putnam Allstate Advisor Apex Contracts issued to employees of Allstate and certain other eligible organizations, and in lieu of Allstate paying any commissions on sales of those Contracts, the sales charge will be waived.

Administration.We have primary responsibility for all administration of the Contracts and the Variable Account.

We provide the following administrative services, among others:

o issuance of the Contracts;

o maintenance of Contract Owner records;

o Contract Owner services;

o calculation of unit values;

o maintenance of the Variable Account; and

o preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a



                                 33 PROSPECTUS
question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.


QUALIFIED  PLANS
If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

LEGAL MATTERS
Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised Allstate on certain federal securities law matters. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Allstate's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate.

Taxes

The following discussionis general and is not intended as tax advice. Allstate makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF  ANNUITIES IN GENERAL
Tax Deferral.Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

 1)  the owner is a natural person,

 2) the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

 3) Allstate is considered the owner of the Variable Account assets for federal income tax purposes.

Non-natural Owners.As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for contracts owned by non-natural persons.

Diversification Requirements.For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although Allstate does not have control over the Funds or their investments, we expect the Funds to meet the diversification requirements.

Ownership Treatment.The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable Account investments may cause an investor to be treated as the owner of the Variable Account. The Treasury Department also stated that future guidance would be issued regarding the extent that Owners could direct sub-account investments without being treated as Owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that contract Owners were not Owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income.



                                 34 PROSPECTUS

Allstate does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


Taxation of Partial and Full Withdrawals.If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. If you make a full withdrawal under a non-Qualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

o made on or after the date the individual attains age 59 1/2,

o made to a beneficiary after the Contract Owner's death,

o attributable to the Contract Owner being disabled, or

o for a first time home purchase (first time home purchases subject to a lifetime limit of $10,000).

If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

Taxation of Annuity Payments.Generally, the rule for income taxation of annuity payments received from a nonqualified contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

Taxation of Level Monthly Variable Annuity Payments.You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although your levelized payment will be reported to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Partial Commutation of Annuity Payments.The Federal tax treatment of Income Payment Options is unclear in some respects. As a result, it is possible that a greater or lesser portion of payments may be included in your taxable income than described above or that we plan to report to the Internal Revenue Service. The tax law is also unclear regarding the portion of any additional withdrawal received after the Payout Start Date that is taxable, and thus it is also possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

Taxation of Annuity Death Benefits.Death of a Contract Owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

 1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

 2) if distributed under an Income Plan, the amounts are taxed in the same manner as an income payment. Please see the Statement of Additional Information for more detail on distribution at death requirements.

Penalty Tax on Premature Distributions.A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date


                                 35 PROSPECTUS
you attain age 59 1/2. However, no penalty tax is incurred on distributions:

 1)  made on or after the date the Contract Owner attains age 59 1/2,

 2)  made as a result of the Contract Owner's death or disability,

 3) made in substantially equal periodic payments over the Contract Owner's life or life expectancy,

 4)  made under an immediate annuity, or

 5)  attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

Substantially Equal Periodic Payments.With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applies. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. Allstate believes such modifications would violate the substantially equal periodic payments and immediate annuity exceptions to the 10% penalty tax. Similar treatment may apply to additional withdrawals or other modifications of the payment stream from Qualified Contracts. You should consult a competent tax advisor prior to taking a withdrawal.

Aggregation of Annuity Contracts.All non-qualified deferred annuity contracts issued by Allstate (or its affiliates) to the same Contract Owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED  CONTRACTS
The income on qualified plan and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Contracts may be used as investments with certain qualified plans such as:

o Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

o Roth IRAs under Section 408A of the Code;

o Simplified Employee Pension Plans under Section 408(k) of the Code;

o Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

o Tax Sheltered Annuities under Section 403(b) of the Code;

o Corporate and Self Employed Pension and Profit Sharing Plans; and

o State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract. Generally, qualified plans require minimum distributions upon reaching age 70 1'2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the contract. Not all income plans offered under this annuity contract satisfy the requirements for minimum distributions. Please see a competent tax advisor to make sure the qualified plan distribution requirements for this annuity are satisfied. The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Allstate reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

Restrictions Under Section 403(b) Plans. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

o attains age 59 1/2,

o separates from service,

o dies,

o becomes disabled, or

o on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Allstate is directed to transfer some or all of the contract value to another 403(b) plan.



                                 36 PROSPECTUS

INCOME TAX WITHHOLDING

Allstate is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amou nts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

 1)  required minimum distributions, or

 2) a series of substantially equal periodic payments made over a period of at least 10 years, or,

 3)  over the life (joint lives) of the participant (and beneficiary).

Allstate may be required to withhold federal and state income taxes on any distributions from non-Qualified Contracts or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.

Performance   Information

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period. All performance advertisements will include, as applicable, standardized yield and total return figures that reflect insurance charges, withdrawal charges and the following (as applicable):

o contract maintenance charge for Putnam Allstate Advisor Contracts

o sales charge for Putnam Allstate Advisor Apex Contracts

Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not withdrawal charges. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate, average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Funds for the periods beginning with the inception dates of the Funds and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.




                                  37 POSPECTUS

Statement of Additional Information
Table of Contents
                                                                            Page
Additions, Deletions, or Substitutions of Investments                        2

The Contracts                                                                3

Performance Information                                                      4

Calculation of Accumulation Unit Values                                      7

Calculation of Variable Income Payments                                      8

General Matters                                                              9

Federal Tax Matters                                                         10

Qualified Plans                                                             12

Experts                                                                     15

Financial Statements                                                        16

Appendix A                                                                 A-1

Appendix B                                                                 B-1

Appendix C                                                                 C-1

Appendix D                                                                 D-1
                                   -----------

         THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.




                                 38 PROSPECTUS

Appendix A
Withdrawal Adjustment Example - Death Benefits*

Issue Date: January 1, 2000

Initial Purchase Payment: $50,000

                                                                                                Death Benefit Amount
                   Type            Beginning       Transaction       Contract       Purchase        Maximum        Enhanced
                    of              Contract         Amount            Value         Payment      Anniversary    Beneficiary
 Date           Occurrence           Value                             After          Value          Value           Value
                                                                    Occurrence

 1/1/01     Contract Anniversary     $55,000             -             $55,000       $50,000         $55,000         $52,500

 7/1/01      Partial Withdrawal      $60,000           $15,000         $45,000       $35,000         $41,250         $40,347

The following shows how we compute the adjusted death benefits in the example above. Please note that the Purchase Payment Value is reduced by the amount of the withdrawal, whereas the withdrawal adjustment reduces the Maximum Anniversary Value and Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.

 Purchase Payment Value Death Benefit

Partial Withdrawal Amount                                                                                                   $15,000


 Value of Death Benefit Amount Immediately Prior to Partial Withdrawal                                                      $50,000

 Adjusted Death Benefit                                                                                                     $35,000

 Maximum Anniversary Value Death Benefit

 Partial Withdrawal Amount                                                                               = (a)              $15,000

 Contract Value Immediately Prior to Partial Withdrawal                                                  = (b)              $60,000

 Value of Death Benefit Amount Immediately Prior to Partial Withdrawal                                   = (c)              $55,000

 Withdrawal Adjustment                                                                               [(a)/(b)]*(c)          $13,750

 Adjusted Death Benefit                                                                                                     $41,250

 Enhanced Beneficiary Protection Value Death Benefit

 Partial Withdrawal Amount                                                                               = (a)              $15,000

 Contract Value Immediately Prior to Partial Withdrawal                                                  = (b)              $60,000

 Value of Death Benefit Amount Immediately Prior to Partial Withdrawal                                   = (c)              $53,796
 (assumes half years worth of interest on $52,500

 Withdrawal Adjustment                                                                               [(a)/(b)]*(c)          $13,449

 Adjusted Death Benefit                                                                                                     $40,347




* For purposes of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for both Contracts, net of applicable fees and charges. For Putnam Allstate Advisor Apex Contract, the Purchase Payment Values and Enhanced Beneficiary Values shown above are based on gross purchase payments (for the Maximum Anniversary Value, please see the prospectus). Actual death benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

Appendix B

Withdrawal Adjustment Example - Income Benefits*

Issue Date: January 1, 2000

Initial Purchase Payment: $50,000

                                                                                                        Income Benefit Amount
                     Type                Beginning       Transaction        Contract        Purchase        Maximum          5%
                      of                  Contract         Amount             Value         Payment       Anniversary      Roll-Up
Date              Occurrence               Value                              After          Value           Value          Value
                                                                           Occurrence


  1/1/01     Contract Anniversary             $55,000           -             $55,000      $50,000           $55,000    $52,500

  7/1/01      Partial Withdrawal              $60,000         $15,000         $45,000      $37,500           $41,250    $40,347







The following shows how we compute the adjusted income benefits in the example above. Please note that the withdrawal adjustment reduces the Purchase Payment Value, the Maximum Anniversary Value and the 5% Roll-Up Value by the same proportion as the withdrawal reduces the Contract Value.

 Purchase Payment Value Income Benefit

 Partial Withdrawal Amount                                                                               = (a)              $15,000

 Contract Value Immediately Prior to Partial Withdrawal                                                  = (b)              $60,000

 Value of Income Benefit Amount Immediately Prior to Partial Withdrawal                                  = (c)              $50,000

 Withdrawal Adjustment                                                                               [(a)/(b)]*(c)          $12,500

 Adjusted Income Benefit                                                                                                    $37,500

 Maximum Anniversary Value Income Benefit

 Partial Withdrawal Amount                                                                               = (a)              $15,000

 Contract Value Immediately Prior to Partial Withdrawal                                                  = (b)              $60,000

 Value of Income Benefit Amount Immediately Prior to Partial Withdrawal                                  = (c)              $55,000

 Withdrawal Adjustment                                                                               [(a)/(b)]*(c)          $13,750

 Adjusted Income Benefit                                                                                                    $41,250

 5% Roll-Up Value Income Benefit

 Partial Withdrawal Amount                                                                               = (a)              $15,000

 Contract Value Immediately Prior to Partial Withdrawal                                                  = (b)              $60,000

 Value of Income Benefit Amount Immediately Prior to Partial Withdrawal (assumes half years              = (c)              $53,796
worth of interest on $52,500)

 Withdrawal Adjustment                                                                               [(a)/(b)]*(c)          $13,449

 Adjusted Income Benefit                                                                                                    $40,347




* For purposes of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Vales and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. For Putnam Allstate Advisor Apex Contracts, the Purchase
         Payment Values and 5% Roll-Up Values shown above are based on gross purchase payments (for the Maximum Anniversary Value, please see the prospectus). Actual income benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

Appendix C

Accumulation Unit Values for the Putnam Allstate Advisor Contracts for the period April 30, 1999 (date Contracts first offered) through December 31, 1999 are set out below:

 Accumulation Unit Values and Number of Accumulation Units Outstanding for Each Variable Sub-Account*

SUB-ACCOUNTS                                                            Basic Policy**     With the Enhanced Beneficiary Protection
                                                                                                           Option***
Asia Pacific Growth
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    17.436886                       17.419179
 Number of Units Outstanding, End of Period                                 241,341                         32,678

 Diversified Income
  Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
  Accumulation Unit Value, End of Period                                    9.866141                        9.856084
  Number of Units Outstanding, End of Period                                1,112,113                        408,577

 The George Putnam Fund of Boston
  Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
  Accumulation Unit Value, End of Period                                    9.299008                        9.289512
  Number of Units Outstanding, End of Period                                2,629,405                        487,965

 Global Asset Allocation
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    10.69758                        10.686682
 Number of Units Outstanding, End of Period                                 216,789                         44,565

Global Growth
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    15.664991                       15.649055
 Number of Units Outstanding, End of Period                                 809,571                         274,617

 Growth and Income
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    9.171812                        9.162457
 Number of Units Outstanding, End of Period                               10,446,547                       3,225,308

 Health Sciences
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    10.596764                       10.58596
 Number of Units Outstanding, End of Period                                1,037,948                        293,891

 High Yield
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    9.933858                        9.923723
 Number of Units Outstanding, End of Period                                 688,505                         223,608

 Income
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    9.714014                         9.7041
 Number of Units Outstanding, End of Period                                 994,313                         271,083

 International Growth
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    14.427139                       14.412463
 Number of Units Outstanding, End of Period                                1,416,491                        429,465

 International Growth and Income
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    10.968143                       10.956967
 Number of Units Outstanding, End of Period                                 515,493                         136,651

 International New Opportunities
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    18.134432                       18.11602
 Number of Units Outstanding, End of Period                                 389,045                         133,941

 Investors
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    12.167781                       12.155375
 Number of Units Outstanding, End of Period                                5,517,617                       1,309,524



                                      C-1

SUB-ACCOUNTS                                                            Basic Policy**     With the Enhanced Beneficiary Protection
                                                                                                           Option***
 Money Market
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    10.231419                       10.220995
 Number of Units Outstanding, End of Period                                1,261,646                        386,731

 New Opportunities
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    15.692325                       15.676352
 Number of Units Outstanding, End of Period                                2,351,890                        730,176

 New Value
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    8.795115                        8.786127
 Number of Units Outstanding, End of Period                                 626,817                         137,044

 OTC & Emerging Growth
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    19.837583                       19.817403
 Number of Units Outstanding, End of Period                                 697,007                         181,669

 Research
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    11.597614                       11.585792
 Number of Units Outstanding, End of Period                                1,575,893                        369,070

 Small Cap Value
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    10.301654                       10.291145
 Number of Units Outstanding, End of Period                                 451,498                         140,296

 Utilities Growth and Income
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    9.986611                        9.976417
 Number of Units Outstanding, End of Period                                 585,124                         153,652

 Vista
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    14.08793                        14.073581
 Number of Units Outstanding, End of Period                                 824,655                         202,009

 Voyager
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    14.325845                       14.311263
 Number of Units Outstanding, End of Period                                6,006,888                       1,752,111







* No Accumulation Unit Values are shown for the Putnam VT American Government Income and Growth Opportunities Sub-Accounts, because they were offered as of February 4, 2000, the Putnam VT Technology Sub-Account, which was first offered as of July 17, 2000, and the Putnam VT Capital Appreciation and Voyager II Sub-Accounts, which were first offered as of October 2, 2000.

 ** The Accumulation Unit Values in this column reflect a mortality and expense risk charge of 1.25%.

*** The Accumulation Unit Values in this column reflect a mortality and expense risk charge of 1.40%.

Accumulation Unit Values for the Putnam Allstate Advisor Apex Contracts for the period October 25, 1999 (date Contracts first offered) through December 31, 1999 are set out below:

 Accumulation Unit Values and Number of Accumulation Units Outstanding for Each Variable Sub-Account*

SUB-ACCOUNTS                                                            Basic Policy**     With the Enhanced Beneficiary Protection
                                                                                                           Option***

 Asia Pacific Growth
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    13.36408                        13.360614
 Number of Units Outstanding, End of Period                                  1,911                             -

 Diversified Income
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    10.191844                       10.189182
 Number of Units Outstanding, End of Period                                   409                              -

 The George Putnam Fund of Boston
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    9.777516                        9.774957
 Number of Units Outstanding, End of Period                                  2,578                             -

 Global Asset Allocation
 Accumulation Unit Value, Beginning of Period                              10.00000                        10.00000
 Accumulation Unit Value, End of Period                                    10.650241                       10.647465
 Number of Units Outstanding, End of Period                                    -                              -

 Global Growth
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    13.563279                       13.559763
 Number of Units Outstanding, End of Period                                  1,404                            -

Growth and Income
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    9.685588                        9.683049
 Number of Units Outstanding, End of Period                                 11,859                           1,229

 Health Sciences
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    10.628529                       10.625756
 Number of Units Outstanding, End of Period                                  4,191                             -

 High Yield
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    10.379612                       10.376902
 Number of Units Outstanding, End of Period                                   691

 Income
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    9.946392                        9.943792
 Number of Units Outstanding, End of Period                                    -                               -

 International Growth
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    12.85899                        12.855652
 Number of Units Outstanding, End of Period                                  5,440                             -

 International Growth and Income
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    10.576858                       10.574094
 Number of Units Outstanding, End of Period                                  1,515                             -

 International New Opportunities
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    14.530054                       14.526295
 Number of Units Outstanding, End of Period                                  2,774                             -

 Investors
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    11.613439                       11.610406
 Number of Units Outstanding, End of Period                                  7,389                             -



                                      C-3

SUB-ACCOUNTS                                                            Basic Policy**     With the Enhanced Beneficiary Protection
                                                                                                           Option***

Money Market
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    10.074512                       10.07188
 Number of Units Outstanding, End of Period                                   938                              -

 New Opportunities
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    13.467912                       13.464415
 Number of Units Outstanding, End of Period                                  4,105                             -

 New Value
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    9.707587                        9.705049
 Number of Units Outstanding, End of Period                                    -                               -

 OTC & Emerging Growth
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    15.156053                       15.15214
 Number of Units Outstanding, End of Period                                   312                              -

 Research
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    11.061395                       11.058511
 Number of Units Outstanding, End of Period                                  3,617                            808

 Small Cap Value
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    10.775309                       10.772498
 Number of Units Outstanding, End of Period                                  2,352                             -

 Utilities Growth and Income
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    9.606396                        9.603884
 Number of Units Outstanding, End of Period                                   106                              -

 Vista
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    13.011521                       13.008145
 Number of Units Outstanding, End of Period                                  1,448                             -

 Voyager
 Accumulation Unit Value, Beginning of Period                               10.0000                        10.00000
 Accumulation Unit Value, End of Period                                    12.949953                       12.946585
 Number of Units Outstanding, End of Period                                  9,326                            694







*     No  Accumulation  Unit Values are shown for the Putnam VT American  Government
      Income and Growth  Opportunities  Sub-Accounts,  because they were offered as of
      February 4, 2000, the Putnam VT Technology Sub-Account,  which was first offered as of July 17,  2000,  and the Putnam VT  Capital  Appreciation  and  Voyager II
      Sub-Accounts, which were first offered as of October 2, 2000.

**    The  Accumulation  Unit Values in this column reflect a mortality and expense risk charge of 0.80%.

*** The Accumulation Unit Values in this column reflect a mortality and expense risk charge of 0.95%.

Appendix D

                Putnam Allstate Advisor Contract Comparison Chart

Feature                                                        Advisor                                  Advisor Apex

 Sales Load                                  None                                        5.75% - 0.50% of premiums

 Contract Maintenance Charge                 $30 per year, full amount on surrender      None
                                             (waived in certain cases)

 Mortality and Expense Risk Charge           1.25%                                       0.80%
(without optional benefit)

 Free Withdrawal Amount                      greater of earnings not previously          None
(each Contract Year)                         withdrawn, or 15% of purchase payments

 Withdrawal Charge (measured from number of  Year: 0 1 2 3 4 5 6 7+                      Year: 0 1+
complete years since we received the            %: 7 7 6 5 4 3 2 0                          %: 0.5 0
purchase payment)(as a percentage of                                                     (currently only assessed on Contracts that
purchase payments withdrawn in excess of                                                 have total purchase payments of at least
the Free Withdrawal Amount)                                                              $1,000,000)

 Withdrawal Charge Waivers                   Yes                                         No


                     THE PUTNAM ALLSTATE ADVISOR CONTRACTS


Allstate Life Insurance Company             Statement of Additional Information
3100 Sanders Road                                         dated October 2, 2000
Northbrook, Illinois 60062
1-800-390-1277


This Statement of Additional Information supplements the information in the prospectus for the following Contracts:

o Putnam Allstate Advisor
o Putnam Allstate Advisor Apex (formerly known as Putnam Allstate Advisor - A)
o Putnam Allstate Advisor Plus
o Putnam Allstate Advisor Preferred


Not all Contracts may be available in all states or through your sales representative. Please check with your sales representative for details. This Statement of Additional Information does not constitute an offer of any Contract in such cases.


This Statement of Additional Information is not a prospectus. You should read it with the prospectus dated October 2, 2000 for each Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.


For convenience, we use the terms "Contract" and "Contracts" to refer generally to all four Contracts, except as specifically noted. In addition, this Statement of Additional Information uses the same defined terms as the prospectus for each Contract that we offer, except as specifically noted.

                                TABLE OF CONTENTS






Description                                                      Page
Additions, Deletions or Substitutions of Investments
The Contracts
Performance Information
Calculation of Accumulation Unit Values
Calculation of Variable Income Payments
General Matters
Federal Tax Matters
Qualified Plans
Experts
Financial Statements
Appendix A                                                        A-1
Appendix B                                                        B-1
Appendix C                                                        C-1
Appendix D                                                        D-1

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS
--------------------------------------------------------------------------------


We may add, delete, or substitute the Fund shares held by any Variable Sub-Account to the extent the law permits. We may substitute shares of any Fund with those of another Fund of the same or different mutual fund if the shares of the Fund are no longer available for investment, or if we believe investment in any Fund would become inappropriate in view of the purposes of the Variable Account.

We will not substitute shares attributable to a Contract Owner's interest in a Variable Sub-Account until we have notified the Contract Owner of the change, and until the SEC has approved the change, to the extent such notification and approval are required by law. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract Owners.

We also may establish additional Variable Sub-Accounts or series of Variable Sub-Accounts. Each additional Variable Sub-Account would purchase shares in a new Fund of the same or different mutual fund. We may establish new Variable Sub-Accounts when we believe marketing needs or investment conditions warrant. We determine the basis on which we will offer any new Variable Sub-Accounts in conjunction with the Contract to existing Contract Owners. We may eliminate one or more Variable Sub-Accounts if, in our sole discretion, marketing, tax or investment conditions so warrant.

We may, by appropriate endorsement, change the Contract as we believe necessary or appropriate to reflect any substitution or change in the Funds. If we believe the best interests of persons having voting rights under the Contracts would be served, we may operate the Variable Account as a management company under the Investment Company Act of 1940 or we may withdraw its registration under such Act if such registration is no longer required.



THE CONTRACTS
--------------------------------------------------------------------------------

The Contracts are primarily designed to aid individuals in long-term financial planning. You can use them for retirement planning regardless of whether the retirement plan qualifies for special federal income tax treatment.

PURCHASE OF CONTRACTS

We offer the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws. ALFS, Inc. (formerly known as Allstate Life Financial Services, Inc.) ("ALFS"), an affiliate of Allstate, will serve as the principal underwriter for the Variable Account and distribute the Contracts until May 1, 2000. Commission income of ALFS for the last fiscal year is $61,588,893. Beginning May 1, 2000, Allstate Distributors, L.L.C. ("Allstate Distributors"), a broker-dealer jointly owned by Allstate and Putnam Investments, will serve as the principal underwriter for the Variable Account and distribute the Contracts. The offering of the Contracts is continuous. We do not anticipate discontinuing the offering of the Contracts, but we reserve the right to do so at any time.

TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

We accept purchase payments that are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code ("Code"). Except as required by federal law in calculating the basis of the Contract, we do not differentiate between Section 1035 purchase payments and non-Section 1035 purchase payments.

We also accept "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract that is eligible to "rollover" into an IRA. We differentiate among non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, we restrict the assignment, transfer, or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. A Contract Owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


From time to time we may advertise the "standardized," "non-standardized," and "adjusted historical" total returns of the Variable Sub-Accounts, as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Contract Owner. Also please note that the performance figures shown do not reflect any applicable taxes.

STANDARDIZED TOTAL RETURNS

A Variable Sub-Account's standardized total return represents the average annual total return of that Sub-Account over a particular period. We compute standardized total return by finding the annual percentage rate that, when compounded annually, will accumulate a hypothetical $1,000 purchase payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Variable Sub-Account's operations, if shorter than any of the foregoing. We use the following formula prescribed by the SEC for computing standardized total return:

                    1000(1 + T)n  = ERV

where:

T        =        average annual total return

ERV      =        ending  redeemable  value of a  hypothetical  $1,000 payment
                  (plus $40 credit  thereon  for Putnam  Allstate  Advisor  Plus
                  Contracts only) made at the beginning of 1, 5, or 10 year periods or shorter period

n        =        number of years in the period

1000     =        hypothetical  $1,000  investment  (plus $40 credit  thereon for  Putnam  Allstate  Advisor  Plus Contracts only)

When factoring in the withdrawal charge assessed upon redemption, we exclude the Free Withdrawal Amount, which is the amount you can withdraw from the Contract without paying a withdrawal charge. (The Free Withdrawal Amount is not applicable with the Putnam Allstate Advisor Apex and Putnam Allstate Advisor Preferred Contracts.) We also use the withdrawal charge that would apply upon redemption at the end of each period. Thus, for example, when factoring in the withdrawal charge for a one year standardized total return calculation, we would use the withdrawal charge that applies to a withdrawal of a purchase payment made one year prior. For Putnam Allstate Advisor Apex Contracts, we also assume that the maximum sales charge of 5.75% is deducted from the initial $1,000 payment.

When factoring the contract maintenance charge (only applicable to the Putnam Allstate Advisor Contract), we pro rate the charge by dividing (a) the contract maintenance charge by (b) an assumed contract size of $45,000. We then multiply the resulting percentage by a hypothetical $1,000 investment.

When factoring the charge for the optional Retirement Income Guarantee Rider 2, we assume that Income Base B applies and that there are no additional purchase payments or withdrawals.


The standardized total returns for the Variable Sub-Accounts, for the periods ended December 31, 1999, are set out in Appendices A through D to this Statement of Additional Information. The Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, and Putnam Allstate Advisor Preferred Contracts were first offered to the public on October 25, 1999, February 4, 2000, and April 28, 2000, respectively. Accordingly, performance shown for periods prior to those dates reflects the performance of the Variable Sub-Accounts, adjusted to reflect the current charges under the Contracts that would have applied had they been in existence at the time.

NON-STANDARDIZED TOTAL RETURNS

From time to time, we also may quote rates of return that reflect changes in the values of each Variable Sub-Account's accumulation units. We may quote these "non-standardized total returns" on an annualized, cumulative, year-by-year, or other basis. These rates of return take into account asset-based charges, such as the mortality and expense risk charge and administration charge. However, these rates of return do not reflect withdrawal charges or the contract maintenance charge under the Putnam Allstate Advisor Contracts. Such charges, if reflected, would reduce the performance shown. Non-standardized total returns also do not take into account the amount of any applicable Credit Enhancement under the Putnam Allstate Advisor Plus Contracts. When factoring the charge for the optional Retirement Income Guarantee Rider 2, we assume that Income Base B applies and that there are no additional purchase payments or withdrawals.

Annualized returns reflect the rate of return that, when compounded annually, would equal the cumulative rate of return for the period shown. We compute annualized returns according to the following formula:

        Annualized Return = (1 + r)1/n -1

        Where:
                    r = cumulative rate of return for the period shown,

            and:
                   n = number of years in the period.

The method of computing annualized rates of return is similar to that for computing standardized performance, described above, except that rather than using a hypothetical $1,000 investment and the ending redeemable value thereof, we use the changes in value of an accumulation unit.

Cumulative rates of return reflect the cumulative change in value of an accumulation unit over the period shown. Year-by-year rates of return reflect the change in value of an accumulation unit during the course of each year shown. We compute these returns by dividing the accumulation unit value at the end of each period shown, by the accumulation unit value at the beginning of that period, and subtracting one. We compute other total returns on a similar basis.

We may quote non-standardized total returns for 1, 3, 5 and 10 year periods, or period since inception of the Variable Sub-Account's operations, as well as other periods, such as "year-to-date" (prior calendar year end to the day stated in the advertisement); "year to most recent quarter" (prior calendar year end to the end of the most recent quarter); the prior calendar year; and the "n" most recent calendar years.


The non-standardized total returns for the Variable Sub-Accounts, for the periods ended December 31, 1999, are set out in Appendices A through D to this Statement of Additional Information. The Putnam Allstate Advisor Apex, Putnam Allstate Advisor Plus, and Putnam Allstate Advisor Preferred Contracts were first offered to the public on October 25, 1999, February 4, 2000, and April 28, 2000, respectively. Accordingly, performance shown for periods prior to those dates reflects the performance of the Variable Sub-Accounts, adjusted to reflect the current charges under the Contracts that would have applied had they been in existence at the time.


ADJUSTED HISTORICAL TOTAL RETURNS

We may advertise the total return for periods prior to the date that the Variable Sub-Accounts commenced operations. We calculate such "adjusted historical total returns" using the same method that we use to compute standardized total returns, except that instead of using the Variable Sub-Account inception dates, we use the inception dates of the underlying Funds and adjust such performance to reflect the current level of charges that apply to the Variable Sub-Accounts under each Contract.

The adjusted historical total returns for the Variable Sub-Accounts, for the periods ended December 31, 1999, for each Contract are set out in Appendices A through D to this Statement of Additional Information.

CALCULATION OF ACCUMULATION UNIT VALUES
-------------------------------------------------------------------------------


The value of Accumulation Units will change each Valuation Period according to the investment performance of the Fund shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m. Central Time).

The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:

(A) is the sum of:

     (1) the net asset value per share of the Fund underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,

     (2) the per share amount of any dividend or capital gain distributions made by the Fund underlying the Variable Sub-Account during the current Valuation Period;

(B) is the net asset value per share of the Fund underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and

(C) is the mortality and expense risk charge corresponding to the portion of the current calendar year that is in the current Valuation Period.



CALCULATION OF VARIABLE INCOME PAYMENTS
--------------------------------------------------------------------------------


We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account less any applicable premium tax charge deducted at the time, to the income payment tables in the Contract. We divide the amount of the first variable annuity income payment by the Variable Sub-Account's then current Annuity Unit value to determine the number of annuity units ("Annuity Units") upon which later income payments will be based. To determine income payments after the first, we simply multiply the number of Annuity Units determined in this manner for each Variable Sub-Account by the then current Annuity Unit value ("Annuity Unit Value") for that Variable Sub-Account.

CALCULATION OF ANNUITY UNIT VALUES

Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Fund in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:

o multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then

o dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.

The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.

We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states or tax qualified plans that require the use of unisex tables.

GENERAL MATTERS
--------------------------------------------------------------------------------


INCONTESTABILITY

We will not contest the Contract after we issue it.

SETTLEMENTS

The Contract must be returned to us prior to any settlement. We must receive due proof of the Contract Owner(s) death (or Annuitant's death if there is a non-natural Contract Owner) before we will settle a death claim.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

We hold title to the assets of the Variable Account. We keep the assets physically segregated and separate and apart from our general corporate assets. We maintain records of all purchases and redemptions of the Fund shares held by each of the Variable Sub-Accounts.

The Funds do not issue stock certificates. Therefore, we hold the Variable Account's assets in open account in lieu of stock certificates. See the Funds' prospectuses for a more complete description of the custodian of the Funds.

PREMIUM TAXES

Applicable premium tax rates depend on the Contract Owner's state of residency and the insurance laws and our status in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations, or judicial acts.

TAX RESERVES

We do not establish capital gains tax reserves for any Variable Sub-Account nor do we deduct charges for tax reserves because we believe that capital gains attributable to the Variable Account will not be taxable. However, we reserve the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.

FEDERAL TAX MATTERS
-------------------------------------------------------------------------------


THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. WE MAKE NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY

Allstate is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from Allstate, and its operations form a part of Allstate, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate does not intend to make provisions for any such taxes. If Allstate is taxed on investment income or capital gains of the Variable Account, then Allstate may impose a charge against the Variable Account in order to make provision for such taxes.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE

There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) Contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain Qualified Contracts; (3) Contracts purchased by employers upon the termination of certain qualified plans; (4) certain Contracts used in connection with structured settlement agreements, and (5) Contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

IRS REQUIRED DISTRIBUTION AT DEATH RULES

In order to be considered an annuity contract for federal income tax purposes, the Contract must provide: (1) if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death; (2) if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Contract Owner. If the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

QUALIFIED PLANS
-------------------------------------------------------------------------------


The Contract may be used with several types of qualified plans. Allstate reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed below. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from excess contributions, premature distributions, distributions that do not conform to specified commencement and minimum distribution rules, excess distributions and in other circumstances. Contract Owners and participants under the plan and Annuitants and Beneficiaries under the Contract may be subject to the terms and conditions of the plan regardless of the terms of the Contract.

INDIVIDUAL RETIREMENT ANNUITIES

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity. An IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the Contract's Cash Value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the Contract Value. It is possible that the death benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. "Qualified distributions" from Roth Individual Retirement Annuities are not includible in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to the Roth Individual Retirement Annuity, and which are made on or after the date the individual attains age 59 1/2, made to a beneficiary after the owner's death, attributable to the owner being disabled or for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000). "Nonqualified distributions" are treated as made from contributions first and are includible in gross income to the extent such distributions exceed the contributions made to the Roth
Individual Retirement Annuity. The taxable portion of a "nonqualified distribution" may be subject to the 10% penalty tax on premature distributions. Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The taxable portion of a conversion or rollover distribution is includible in gross income, but is exempted from the 10% penalty tax on premature distributions. SIMPLIFIED EMPLOYEE PENSION PLANS

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' individual retirement annuities if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS)

Sections 408(p) and 401(k) of the Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the Code) to have their employers purchase annuity contracts for them, and subject to certain limitations, to exclude the purchase payments from the employees' gross income. An annuity contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee attains age 59 1/2, separates from service, dies, becomes disabled or on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship). These limitations do not apply to withdrawals where Allstate is directed to transfer some or all of the Contract Value to another 403(b) plan.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Self-Employed Individuals Retirement Act of 1962, as amended, (commonly referred to as "H.R. 10" or "Keogh") permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION
DEFERRED COMPENSATION PLANS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the Contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Generally, under the non-natural owner rules, such Contracts are not treated as annuity contracts for federal income tax purposes. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a
Section 457 plan all the compensation deferred under the plan must remain solely the property of the employer, subject only to the claims of the employer's general creditors, until such time as made available to the employee or a beneficiary.

EXPERTS
-------------------------------------------------------------------------------


The consolidated financial statements of Allstate as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and related financial statement schedules that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 1999 and for each of the periods in the two years then ended that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
The financial statements of the Variable Account, the financial statements of Allstate and the related financial statement schedules and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and schedules of Allstate included herein should be considered only as bearing upon the ability of Allstate to meet its obligations under the Contacts.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
ALLSTATE LIFE INSURANCE COMPANY:

We have audited the accompanying Consolidated Statements of Financial Position of Allstate Life Insurance Company and subsidiaries (the "Company", an affiliate of The Allstate Corporation) as of December 31, 1999 and 1998, and the related Consolidated Statements of Operations, Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended
December 31, 1999. Our audits also included Schedule I - Summary of Investments other than Investments in Related Parties, Schedule III - Supplementary Insurance Information, Schedule IV - Reinsurance, and Schedule V - Valuation Allowance and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule I - Summary of Investments other than Investments in Related Parties, Schedule III - Supplementary Insurance Information, Schedule IV - Reinsurance, and Schedule V - Valuation Allowance and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.







/s/ Deloitte & Touche LLP

Chicago, Illinois
February 25, 2000

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

($ in millions)

                                                                                YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------
                                                                        1999             1998             1997
                                                                        ----             ----             ----
REVENUES
Life and annuity premiums (net of reinsurance ceded of $241,
 $178 and $194)                                                        $  838           $  889           $   955
Life and annuity contract charges                                         723              630               547
Property-liability insurance premiums (net of reinsurance
 ceded of $3, $1 and $3)                                                  289              268               275
Net investment income                                                   2,265            2,139             2,118
Realized capital gains and losses                                         195              332               192
                                                                       ------           ------           -------
                                                                        4,310            4,258             4,087
                                                                       ------           ------           -------

COSTS AND EXPENSES
Life and annuity contract benefits (net of reinsurance
 recoveries of $161, $52 and $75)                                       1,251            1,225             1,239
Interest credited to contractholders' funds                             1,260            1,190             1,167
Property-liability insurance claims and claims expense (net
 of reinsurance recoveries of $36, $14 and $4)                            222              195               179
Amortization of deferred policy acquisition costs                         409              412               333
Operating costs and expenses                                              387              370               368
                                                                       ------           ------           -------
                                                                        3,529            3,392             3,286
                                                                       ------           ------           -------
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE                          781              866               801
Income tax expense                                                        270              310               284
                                                                       ------           ------           -------
NET INCOME                                                             $  511           $  556           $   517
                                                                       ======           ======           =======

See notes to consolidated financial statements.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
--------------------------------------------------------------------------------

($ IN MILLIONS)

                                                                             YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------
                                                                       1999            1998           1997
                                                                       ----            ----           ----
NET INCOME                                                             $ 511           $556           $517
OTHER COMPREHENSIVE (LOSS) INCOME, AFTER-TAX
Changes in:
    Unrealized net capital gains and losses                             (644)            73            250
    Unrealized foreign currency translation adjustments                    7              1             (8)
                                                                       -----           ----           ----
OTHER COMPREHENSIVE (LOSS) INCOME, AFTER-TAX                            (637)            74            242
                                                                       -----           ----           ----
Comprehensive (loss) income                                            $(126)          $630           $759
                                                                       =====           ====           ====

See notes to consolidated financial statements.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
--------------------------------------------------------------------------------

($ IN MILLIONS EXCEPT PAR VALUE)

                                                                DECEMBER 31,
                                                       ------------------------------
                                                           1999             1998
                                                       -------------    -------------
ASSETS
Investments
  Fixed income securities, at fair value (amortized
    cost $27,354 and $24,630)                          $     27,523     $     26,858
  Mortgage loans                                              3,801            3,285
  Equity securities, at fair value (cost $503 and
    $446)                                                       743              748
  Short-term                                                    711              742
  Policy loans                                                  606              569
  Other                                                          25               26
                                                       ------------     ------------
      Total investments                                      33,409           32,228

Cash                                                             71              109
Deferred policy acquisition costs                             2,695            2,195
Reinsurance recoverables                                        495              254
Accrued investment income                                       394              360
Other assets                                                    252              296
Separate Accounts                                            13,857           10,098
                                                       ------------     ------------
      TOTAL ASSETS                                     $     51,173     $     45,540
                                                       ============     ============
LIABILITIES
Contractholder funds                                   $     23,995     $     21,133
Reserve for life-contingent contract benefits                 7,148            7,601
Reserve for property-liability insurance claims and
  claims expense                                                368              313
Unearned premiums                                               155              152
Payable to affiliates, net                                       51               59
Other liabilities and accrued expenses                          854              940
Deferred income taxes                                           171              452
Separate Accounts                                            13,857           10,098
                                                       ------------     ------------
      TOTAL LIABILITIES                                      46,599           40,748
                                                       ------------     ------------
COMMITMENTS AND CONTINGENT LIABILITIES(NOTE 10)
SHAREHOLDER'S EQUITY
Redeemable preferred stock - series A, $100 par
  value, 1,500,000 shares authorized, 663,650 and
  579,990 shares issued and outstanding                          66               58
Redeemable preferred stock - series B, $100 par
  value, 1,500,000 shares authorized, 1,170,000
  shares issued and outstanding                                 117              117
Common stock, $227 and $214 par value, 23,800 and
  22,700 shares authorized, issued and outstanding                5                5
Additional capital paid-in                                      617              617
Retained income                                               3,565            3,154
Accumulated other comprehensive income:
  Unrealized net capital gains                                  220              864
  Unrealized foreign currency translation
    adjustments                                                 (16)             (23)
                                                       ------------     ------------
      TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME              204              841
                                                       ------------     ------------
      TOTAL SHAREHOLDER'S EQUITY                              4,574            4,792
                                                       ------------     ------------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY       $     51,173     $     45,540
                                                       ============     ============

See notes to consolidated financial statements.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
--------------------------------------------------------------------------------

($ in millions)

                                                                    DECEMBER 31,
                                                              ------------------------
                                                               1999     1998     1997
                                                              ------   ------   ------
REDEEMABLE PREFERRED STOCK - SERIES A
  Balance, beginning of year                                  $   58   $   45   $   32
  Issuance of shares                                               8       13       13
                                                              ------   ------   ------
  Balance, end of year                                            66       58       45
                                                              ------   ------   ------
REDEEMABLE PREFERRED STOCK - SERIES B
  Balance, beginning of year                                  $  117   $  117   $  117
  Issuance of shares                                               -        -        -
                                                              ------   ------   ------
  Balance, end of year                                           117      117      117
                                                              ------   ------   ------
COMMON STOCK
  Balance, beginning of year                                  $    5   $    4   $    2
  Issuance of shares                                               -        -        1
  Adjustment to par value                                          -        1        1
                                                              ------   ------   ------
  Balance, end of year                                             5        5        4
                                                              ------   ------   ------
ADDITIONAL CAPITAL PAID-IN
  Balance, beginning of year                                  $  617   $  618   $  619
  Adjustment to par value                                          -       (1)      (1)
                                                              ------   ------   ------
  Balance, end of year                                           617      617      618
                                                              ------   ------   ------
RETAINED INCOME
  Balance, beginning of year                                  $3,154   $2,706   $2,322
  Net income                                                     511      556      517
  Dividends                                                     (100)    (108)    (133)
                                                              ------   ------   ------
  Balance, end of year                                         3,565    3,154    2,706
                                                              ------   ------   ------
ACCUMULATED OTHER COMPREHENSIVE INCOME
  Balance, beginning of year                                  $  841   $  767   $  525
  Change in unrealized net capital gains and losses             (644)      73      250
  Change in unrealized foreign currency translation
    adjustments                                                    7        1       (8)
                                                              ------   ------   ------
  Balance, end of year                                           204      841      767
                                                              ------   ------   ------
    Total shareholder's equity                                $4,574   $4,792   $4,257
                                                              ======   ======   ======

See notes to consolidated financial statements.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

($ IN MILLIONS)

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                                1999      1998      1997
                                                              --------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                  $    511   $   556   $   517
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Amortization and other non-cash items                         (145)     (118)     (105)
    Realized capital gains and losses                             (195)     (332)     (192)
    Interest credited to contractholder funds                    1,260     1,190     1,167
    Changes in:
      Policy benefit and other insurance reserves                   (3)      (55)      (55)
      Unearned premiums                                              3       (11)      (45)
      Deferred policy acquisition costs                           (267)     (252)     (236)
      Reinsurance recoverables                                     (78)      (39)      (16)
      Income taxes payable                                          73        27        38
      Other operating assets and liabilities                       (91)      117       (36)
                                                              --------   -------   -------
        Net cash provided by operating activities                1,068     1,083     1,037
                                                              --------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sales
    Fixed income securities                                      4,832     2,495     2,293
    Equity securities                                            1,070       765       697
    Real estate                                                      -       309         -
  Investment collections
    Fixed income securities                                      2,928     2,984     3,056
    Mortgage loans                                                 392       432       598
  Investment purchases
    Fixed income securities                                    (10,261)   (6,216)   (6,267)
    Equity securities                                             (953)     (529)     (607)
    Mortgage loans                                                (906)     (780)     (409)
  Change in short-term investments, net                             10      (330)      172
  Change in other investments, net                                 (36)      (95)       35
                                                              --------   -------   -------
    Net cash used in investing activities                       (2,924)     (965)     (432)
                                                              --------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of redeemable preferred stock               8        13        13
  Contractholder fund deposits                                   5,594     3,275     2,657
  Contractholder fund withdrawals                               (3,684)   (3,306)   (3,076)
  Dividends paid                                                  (100)     (108)     (133)
                                                              --------   -------   -------
    Net cash provided by (used in) financing activities          1,818      (126)     (539)
                                                              --------   -------   -------
NET (DECREASE) INCREASE IN CASH                                    (38)       (8)       66
CASH AT BEGINNING OF YEAR                                          109       117        51
                                                              --------   -------   -------
CASH AT END OF YEAR                                           $     71   $   109   $   117
                                                              ========   =======   =======

See notes to consolidated financial statements.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 1.  GENERAL

     BASIS OF PRESENTATION

    The accompanying consolidated financial statements include the accounts of Allstate Life Insurance Company ("ALIC") and its wholly owned subsidiaries (collectively referred to as the "Company"). ALIC is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These consolidated financial statements have been prepared in conformity with generally accepted accounting principles. All significant intercompany accounts and transactions have been eliminated.

    NATURE OF OPERATIONS

    The Company is engaged principally in the life and savings business in the United States. The Company owns a subsidiary, Allstate Insurance Company of Canada ("AICC"), which operates in Canada and sells property-liability insurance.

    The Company's life and savings ("Life and Savings") segment markets a broad line of life insurance and savings products countrywide, accounting for approximately 97% of the Company's 1999 statutory premiums and deposits. Statutory premiums and deposits are determined in accordance with accounting principles prescribed or permitted by the insurance department of the applicable domiciliary state and include premiums and deposits for all products. Life insurance consists of traditional products, including term and whole life, interest-sensitive life, immediate annuities with life contingencies, variable life and indexed life insurance. Savings products include deferred annuities and immediate annuities without life contingencies. Deferred annuities include fixed rate, market value adjusted, indexed and variable annuities. Group pension savings products include contracts with fixed or indexed rates and fixed terms, such as guaranteed investment contracts and funding agreements, and deferred and immediate annuities also referred to as retirement annuities. In 1999, annuity premiums and deposits represented approximately 79% of Life and Savings total statutory premiums and deposits.

    The Company is authorized to sell life and savings products in all 50 states, the District of Columbia and Puerto Rico. The Company is also authorized to sell certain insurance products in various foreign countries. The top geographic locations in the United States for statutory premiums and deposits for the Life and Savings segment were California, Florida, Illinois, and Pennsylvania for the year ended December 31, 1999. No other jurisdiction accounted for more than 5% of statutory premiums and deposits for Life and Savings. The Company distributes its life and savings products using Allstate agents, which include life specialists and financial advisors, as well as banks, independent agents, securities firms and through direct response methods. Although the Company currently benefits from agreements with financial services entities who market and distribute its products, change in control of these non-affiliated entities with which the Company has alliances could negatively impact Life and Savings sales.

    The Company's property-liability ("Property-Liability") segment is principally engaged in private passenger auto and homeowners insurance in Canada, writing approximately 3% of the Company's total 1999 statutory premiums. Statutory premiums are determined in accordance with accounting principles prescribed or permitted by the insurance department of the applicable domiciliary province.

    The Company distributes property-liability products in Canada. The top provinces for statutory premiums earned by the Property-Liability segment were Ontario, Quebec, Alberta, and New Brunswick for the year ended
    December 31, 1999. No other province accounted for more than 5% of statutory premiums earned for Property-Liability. The Company distributes property-liability products through Allstate agents, primarily employee agents, but also utilizes independent agents and specialized brokers to expand market reach.

    The Company monitors economic and regulatory developments which have the potential to impact its business. Recently enacted federal legislation will allow for banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

    Additionally, traditional demutualization of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS

    Fixed income securities include bonds, mortgage-backed and asset-backed securities, and redeemable preferred stocks. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between the amortized cost and fair value, net of deferred income taxes, certain life and annuity deferred policy acquisition costs, and certain reserves for life-contingent contract benefits, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses.

    Mortgage loans are carried at outstanding principal balance, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows, discounted at the loan's original effective interest rate. Valuation allowances on loans not considered to be impaired are established based on consideration of the underlying collateral, borrower financial strength, current and expected market conditions, and other factors.

    Equity securities include common and non-redeemable preferred stocks and real estate investment trusts which are carried at fair value and limited partnerships which are recorded based on the equity method. The difference between cost and fair value of equity securities, less deferred income taxes, is reflected as a component of shareholder's equity.

    Short-term investments are carried at cost or amortized cost, which approximates fair value, and includes collateral received in connection with securities lending activities.

    Policy loans are carried at unpaid principal balances. Other investments consist primarily of real estate investments, which are accounted for by the equity method if held for investment, or depreciated cost, net of valuation allowances, if the Company has an active plan to sell.

    Investment income consists primarily of interest, dividends, and gains and losses for certain derivative transactions. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method, based on estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivative financial instruments include swaps, futures, forwards, and options, including caps and floors. When derivatives meet specific criteria they may be designated as accounting hedges and accounted for on either a fair value, deferral, or accrual basis, depending upon the nature of the hedge strategy, the method used to account for the hedged item and the derivative used. Derivatives that are not designated as accounting hedges are accounted for on a fair value basis.

    If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished or the occurrence of a hedged anticipatory transaction is no longer probable), the Company terminates the derivative position. Gains and losses on these terminations are reported in realized capital gains and losses in the period they occur. The Company may also terminate derivatives as a result of other events or circumstances. Gains and losses on these terminations are deferred and amortized over the remaining life of either the hedge or the hedged item, whichever is shorter.

    FAIR VALUE ACCOUNTING Under fair value accounting, realized and unrealized gains and losses on derivatives are recognized in either earnings or shareholder's equity when they occur.

    The Company accounts for certain of its interest rate swaps, equity-indexed options, equity-indexed futures, and foreign currency swaps and forwards as hedges on a fair value basis when specific criteria are met. For swaps or options, the derivative must reduce the primary market risk exposure (e.g., interest rate risk, equity price risk or foreign currency risk) of the hedged item in conjunction with the specific hedge strategy; be designated as a hedge at the inception of the transaction; and have a notional amount and term that does not exceed the carrying value and expected maturity, respectively, of the hedged item. In addition, options must have a reference index (e.g., S&P 500) that is the same as, or highly correlated with, the reference index of the hedged item. For futures or forward contracts, the derivative must reduce the primary market risk exposure on an enterprise or transaction basis in conjunction with the hedge strategy; be designated as a hedge at the inception of the transaction; and be highly correlated with the fair value of, or interest income or expense associated with, the hedged item at inception and throughout the hedge period.

    For such interest rate swaps, equity-indexed options, foreign currency swaps, and forwards, changes in fair value are reported net of tax in shareholder's equity, exclusive of interest accruals. Changes in fair value of certain equity-indexed options are reflected as an adjustment of the hedged item. Accrued interest receivable and payable on swaps are reported in net investment income. Premiums paid for certain equity-indexed options are reported as equity securities and amortized to net investment income over the lives of the agreements.

    The Company also has certain derivatives which are used for risk management purposes for which hedge accounting is not applied and are therefore accounted for on a fair value basis. These derivatives primarily consist of equity-indexed instruments and certain interest rate futures. Based upon certain interest rate or equity price risk reduction strategies, gains and losses on these derivatives are recognized in net investment income, realized gains or losses or interest credited to contractholders' balances during the period on a current basis.

    DEFERRAL ACCOUNTING Under deferral accounting, gains and losses on derivatives are deferred and recognized in earnings in conjunction with earnings on the hedged item. The Company accounts for interest rate futures and certain foreign currency forwards as hedges using deferral accounting for anticipatory investment purchases, sales and capital infusions, when the criteria for futures and forwards (discussed above) are met. In addition, anticipated transactions must be probable of occurrence and their significant terms and characteristics identified.

    Changes in fair values of these derivatives are initially deferred and reported as other liabilities and accrued expenses. Once the anticipated transaction occurs, the deferred gains or losses are considered part of the cost basis of the asset and reported net of tax in shareholder's equity or recognized as a gain or loss from disposition of the asset, as appropriate. The Company reports initial margin deposits on futures in short-term investments. Fees and commissions paid on these derivatives are also deferred as an adjustment to the carrying value of the hedged item.

    ACCRUAL ACCOUNTING Under accrual accounting, interest income or expense related to the derivative is accrued and recorded as an adjustment to the interest income or expense on the hedged item. The Company accounts for certain interest rate swaps, caps and floors, and certain foreign currency swaps as hedges on an accrual basis when the criteria for swaps or options (discussed above) are met.

    Premiums paid for interest rate caps and floors are reported as investments and amortized to net investment income over the lives of the agreements.

    RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS, AND INTEREST CREDITED

    Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

    Interest-sensitive life contracts are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Life and annuity contract charges consist of fees assessed against the contractholder account balance for cost of insurance (mortality risk), contract administration and surrender charges. Contract benefits include interest credited to contracts and claims incurred in excess of the related contractholder account balance.

    Immediate annuities with life contingencies and single premium life insurance products are limited payment contracts, as these contracts provide insurance protection over a period that extends beyond the period during which premiums are collected. Gross premiums in excess of the net premium on limited payment contracts are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy.

    Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed rate annuities, market value adjusted annuities, indexed annuities, immediate annuities without life contingencies, certain guaranteed investment contracts and funding agreements are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Life and annuity contract charges for investment contracts consist of charges assessed against the contractholder account balance for contract administration and surrenders. Contract benefits include interest credited and claims incurred in excess of the related contractholder account balance.

    Crediting rates for fixed rate annuities and interest sensitive life contracts are adjusted periodically by the Company to reflect current market conditions. Crediting rates for indexed annuities and indexed life products are based on an interest rate index, such as LIBOR or an equity index, such as the S&P 500.

    Investment contracts also include variable annuity, variable life and certain guaranteed investment contracts which are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. Life and annuity contract charges for these contracts consist of charges assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders.

    Property-liability premiums written are deferred and earned on a pro rata basis over the terms of the policies. The portion of premiums written applicable to the unexpired terms of the policies is recorded as unearned premiums. Claims and claims expense for property-liability include paid losses and changes in claim reserves.

    DEFERRED POLICY ACQUISITION COSTS

    Certain costs which vary with and are primarily related to acquiring life and savings business, principally agents' and brokers' remuneration, premium taxes, certain underwriting costs and direct mail solicitation expenses, are deferred and amortized into income. Deferred policy acquisition costs are periodically reviewed as to recoverability and written down where necessary.

    For traditional life insurance and limited payment contracts, these costs are amortized in proportion to the estimated revenue on such business. Assumptions relating to estimated revenue, as well as to all other aspects of the deferred acquisition costs and reserve calculations, are determined based upon conditions as of the date of policy issue and are generally not revised during the life of the policy. Any deviations from projected business inforce, resulting from actual policy terminations differing from expected levels, and any estimated premium deficiencies change the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the policies.

    For interest-sensitive life and investment contracts, these costs are amortized in proportion to the estimated gross profits on such business over the estimated lives of the contract periods. Gross profits are determined at the date of policy issue and comprise estimated investment, mortality, expense margins and surrender charges. Assumptions underlying the gross profits are periodically updated to reflect actual experience, and changes in the amount or timing of estimated gross profits will result in adjustments to the cumulative amortization of these costs.

    The present value of future profits inherent in acquired blocks of insurance is classified as a component of deferred policy acquisition costs. The present value of future profits is amortized over the life of the blocks of insurance using current crediting rates.

    To the extent unrealized gains or losses on fixed income securities carried at fair value would result in an adjustment of estimated gross profits had those gains or losses actually been realized, the related unamortized deferred acquisition costs, including the present value of future profits, are adjusted together with unrealized net capital gains included in shareholder's equity.

    Certain costs which vary with and are primarily related to acquiring property-liability insurance business, principally agents' remuneration, premium taxes and inspection costs, are deferred and amortized to income as premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    REINSURANCE RECOVERABLE

    In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other insurers (see Note 8). The amounts reported in the consolidated statements of financial position include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities, including life contingent policy reserves, are reported gross of reinsurance recoverables. Prepaid reinsurance premiums are deferred and reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written and therefore reinsurers and amounts recoverable therefrom are regularly evaluated by the Company and allowances for uncollectible reinsurance are established as appropriate.

    INCOME TAXES

    The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are insurance reserves and deferred policy acquisition costs. Deferred income taxes also arise from unrealized capital gains and losses on equity securities and fixed income securities carried at fair value, and unrealized foreign currency translation adjustments.

    SEPARATE ACCOUNTS

    The Company issues deferred variable annuities, variable life contracts and certain guaranteed investment contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the Separate Accounts. Absent any guarantees wherein the Company contractually guarantees either a minimum return or account value to the beneficiaries of the contractholders in the form of a death benefit, variable annuity and variable life contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated investment objectives.

    The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claim to the related assets and are carried at the fair value of the assets. In the event that the asset value of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's consolidated statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance and administration fees, and mortality, surrender and expense risk charges.

    CONTRACTHOLDER FUNDS

    Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most fixed annuities, interest-sensitive life policies and certain other investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received, net of commissions, and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 7.

    RESERVES FOR LIFE-CONTINGENT CONTRACT BENEFITS

    The reserve for life-contingent contract benefits, which relates to traditional life insurance, group retirement annuities and immediate annuities with life contingencies is computed on the basis of assumptions as to mortality, future investment yields, terminations and expenses at the time the policy is issued. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 7. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves is recorded as a reduction of the unrealized net capital gains included in shareholder's equity.

    PROPERTY-LIABILITY CLAIMS AND CLAIMS EXPENSE

    The property-liability reserve for claims and claims expense is the estimated amount necessary to settle both reported and unreported claims of insured property-liability losses, based upon the facts in each case and the Company's experience with similar cases. Estimated amounts of salvage and subrogation are deducted from the reserve for claims and claims expense. The establishment of appropriate reserves, including reserves for catastrophes, is an inherently uncertain process. Reserve estimates are regularly reviewed and updated, using the most current information available. Any resulting adjustments are reflected in current operations (see Note 7). These adjustments may be material.

    OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

    Commitments to invest, commitments to extend mortgage loans and credit guarantees have only off-balance-sheet risk because their contractual amounts are not recorded in the Company's consolidated statements of financial position. The contractual amounts and fair values of these instruments are outlined in Note 5.

    FOREIGN CURRENCY TRANSLATION

    The Company has a foreign subsidiary, AICC, where the local currency is deemed to be the functional currency in which AICC operates. The financial statements of AICC are translated into U.S. dollars at the exchange rate in effect at the end of a reporting period for assets and liabilities and at the average exchange rates during the period for results of operations. The unrealized gains or losses from the translation of the net assets are recorded as unrealized foreign currency translation adjustments, and included in accumulated other comprehensive income in the consolidated statements of financial position. Changes in unrealized foreign currency translation adjustments are included in other comprehensive income. Gains and losses from foreign currency transactions are reported in operating costs and expenses and have not been significant.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

    PENDING ACCOUNTING STANDARDS

    In June, 1999, the Financial Accounting Standards Board ("FASB") delayed the effective date of Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 replaces existing pronouncements and practices with a single, integrated accounting framework for derivatives and hedging activities. This statement requires that all derivatives be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. Additionally, the change in fair value of a derivative which is not effective as a hedge will be immediately recognized in earnings. The delay was effected through the issuance of SFAS 137, which extends the SFAS No. 133 requirements to fiscal years beginning after June 15, 2000. As such, the Company expects to adopt the provisions of SFAS No. 133 as of January 1, 2001. The impact of this statement is dependent upon the Company's derivative positions and market conditions existing at the date of adoption. Based on existing interpretations of the requirements of SFAS No. 133, the impact of adoption of this statement is not expected to be material to financial position, however, may be material to results of operations.

 3.  RELATED PARTY TRANSACTIONS

     BUSINESS OPERATIONS

    The Company utilizes services performed and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, ALIC and its domestic subsidiaries share the services of employees with AIC. The Company reimburses AIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs allocated to the Company were $199 million, $166 million, and $140 million in 1999, 1998 and 1997, respectively. A portion of these expenses relate to the acquisition of business which are deferred and amortized into income.

    STRUCTURED SETTLEMENT ANNUITIES

    The Company issued $61 million, $64 million and $52 million of structured settlement annuities, a type of immediate annuity, in 1999, 1998 and 1997, respectively, at prices determined based upon interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $17 million, $23 million and $17 million relate to structured settlement annuities with life contingencies and are included in premium income for 1999, 1998, and 1997, respectively. In most cases, these annuities were issued under a "qualified assignment," which means the Company assumed AIC's obligation to make the future payments.

    AIC has issued surety bonds, in return for premiums of $476 thousand, $469 thousand, $396 thousand in 1999, 1998 and 1997, respectively, to guarantee the payment of structured settlement benefits assumed and funded by certain annuity contracts issued by the Company (from both AIC and non-related parties). The Company has entered into a General Indemnity Agreement pursuant to which it has indemnified AIC for any losses associated with the surety bonds and has granted AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds.

    Reserves recorded by the Company for annuities related to the surety bonds were $4.50 billion and $4.14 billion at December 31, 1999 and 1998, respectively.

    REINSURANCE TRANSACTIONS

    The Company has entered into a modified coinsurance contract with Allstate Reinsurance, Ltd. ("Allstate Re"), an affiliate of the Company, to cede 50% of certain fixed annuity business issued under a distribution agreement with PNC Bank NA. Under the terms of the contract, a trust has been established to provide protection to the Company for ceded liabilities. This agreement is continuous but may be terminated by either party with 60 days notice.

    The Company has entered into a contract to reinsure 100% of all credit insurance written by AIC. This agreement is continuous but may be terminated by either party with 60 days notice.

    The Company enters into certain intercompany reinsurance transactions with its wholly owned subsidiaries within the Life and Savings segment. The Company enters into these transactions in order to maintain underwriting control and spread risk among various legal entities. These reinsurance agreements have been approved by the appropriate regulatory authorities. All significant intercompany transactions have been eliminated in consolidation.

    At December 31, 1999, $1.98 billion of the Company's investments are held in a trust for the benefit of Northbrook Life Insurance Company, a wholly owned subsidiary, to permit it to meet policyholder obligations under its reinsurance agreement with the Company.

    AICC has entered into an excess of loss reinsurance agreement with AIC covering certain property policies. Under the current contract, the aggregate limit for which AIC would indemnify AICC for all loss occurrences during the term of the current contract is $66 million. The amount has been translated into U.S. dollars utilizing the exchange rate as of December 31, 1999.

    Starting January 1, 1999, AICC has entered into a contract to reinsure personal automobile business written by Pembridge Insurance Company ("Pembridge"), a subsidiary of the Corporation. Under the renewable excess of loss contract, AICC reinsures Pembridge for personal auto business that provides third party and accident coverages. For each loss occurrence, the contract contains two layers of loss. In the first layer of loss protection, losses in excess of $1 million up to $3 million will be covered by AICC. In the second layer of loss protection, AICC covers losses in excess of the first $3 million layer up to $7 million. For each loss occurrence, the maximum amount AICC will indemnify Pembridge in both layers for third party liability is $689 thousand. All amounts have been translated into U.S. dollars utilizing the exchange rate as of December 31, 1999.

    The impact to the Company's consolidated statement of operations from related party reinsurance transactions are as follows:

    ($ in millions)

                                    ASSUMED:                        CEDED:
                          ----------------------------   ----------------------------
                                     CLAIMS AND CLAIMS              CLAIMS AND CLAIMS
YEAR ENDED                              EXPENSE AND                    EXPENSE AND
DECEMBER 31,              PREMIUMS   CONTRACT BENEFITS   PREMIUMS   CONTRACT BENEFITS
------------------------  --------   -----------------   --------   -----------------
    1999                    $ 25            $23             $2             $ 1
    1998                      23             20              1              10
    1997                     117             15              2               -

    The reinsurance recoverable and reinsurance payable balances pertaining to related party reinsurance agreements were not material at December 31, 1999 and 1998, respectively.

    DEBT

    The Company has entered into an intercompany loan agreement with the Corporation. The amount of funds available to the Company at a given point in time is dependent upon the debt position of the Corporation. There was no outstanding balance at December 31, 1999 and 1998, respectively.

    The Company has access to two credit facilities maintained by the Corporation as a potential source of funds to manage short-term liquidity. These include a $1.50 billion, five-year revolving line of credit, expiring in 2001 and a $50 million, one-year revolving line of credit expiring in 2000. The ability of the Company to borrow from the five-year line of credit is predicated upon AIC maintaining a specified statutory surplus level and the Corporation's debt to equity ratio (as defined in the agreement) must not exceed a designated level. The Company has not drawn upon either credit facility during 1999 or 1998.

 4.  INVESTMENTS

     FAIR VALUES

    The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

    ($ in millions)

                                                                          GROSS UNREALIZED
                                                              AMORTIZED   -----------------    FAIR
                                                                COST       GAINS    LOSSES     VALUE
                                                              ---------   -------   -------   -------
    AT DECEMBER 31, 1999
    U.S. government and agencies                               $ 1,957    $  225     $  (9)   $ 2,173
    Municipal                                                      736        10       (15)       731
    Corporate                                                   16,059       430      (434)    16,055
    Foreign government                                             536        15        (9)       542
    Mortgage-backed securities                                   5,612        86      (110)     5,588
    Asset-backed securities                                      2,389         6       (24)     2,371
    Redeemable preferred stock                                      65         -        (2)        63
                                                               -------    ------     -----    -------
    Total fixed income securities                              $27,354    $  772     $(603)   $27,523
                                                               =======    ======     =====    =======
    AT DECEMBER 31, 1998
    U.S. government and agencies                               $ 2,022    $  751     $  (1)   $ 2,772
    Municipal                                                      552        47         -        599
    Corporate                                                   13,595     1,223       (76)    14,742
    Foreign government                                             264         6         -        270
    Mortgage-backed securities                                   5,773       237        (1)     6,009
    Asset-backed securities                                      2,355        36        (6)     2,385
    Redeemable preferred stock                                      69        12         -         81
                                                               -------    ------     -----    -------
    Total fixed income securities                              $24,630    $2,312     $ (84)   $26,858
                                                               =======    ======     =====    =======

    SCHEDULED MATURITIES

    The scheduled maturities for fixed income securities are as follows at December 31, 1999:

    ($ in millions)

                                                              AMORTIZED    FAIR
                                                                COST       VALUE
                                                              ---------   -------
    Due in one year or less                                    $   693    $   694
    Due after one year through five years                        5,519      5,538
    Due after five years through ten years                       6,425      6,291
    Due after ten years                                          6,716      7,041
                                                               -------    -------
                                                                19,353     19,564
    Mortgage- and asset-backed securities                        8,001      7,959
                                                               -------    -------
    Total                                                      $27,354    $27,523
                                                               =======    =======

    Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

    ($ in millions)

NET INVESTMENT INCOME                                          1999     1998     1997
YEAR ENDED DECEMBER 31,                                       ------   ------   ------
    Fixed income securities                                   $1,947   $1,860   $1,825
    Mortgage loans                                               279      253      265
    Equity securities                                             17       32       18
    Other                                                         67       40       46
                                                              ------   ------   ------
    Investment income, before expense                          2,310    2,185    2,154
    Investment expense                                            45       46       36
                                                              ------   ------   ------
    Net investment income                                     $2,265   $2,139   $2,118
                                                              ======   ======   ======

    ($ in millions)

REALIZED CAPITAL GAINS AND LOSSES                             1999   1998   1997
YEAR ENDED DECEMBER 31,                                       ----   ----   ----
    Fixed income securities                                   $ 11   $ 92   $ 43
    Equity securities                                           94     59    123
    Other investments                                           90    181     26
                                                              ----   ----   ----
    Realized capital gains and losses                          195    332    192
    Income taxes                                                69    121     67
                                                              ----   ----   ----
    Realized capital gains and losses, after-tax              $126   $211   $125
                                                              ====   ====   ====

    Excluding calls and prepayments, gross gains of $120 million, $68 million and $41 million and gross losses of $109 million, $32 million and $44 million were realized on sales of fixed income securities during 1999, 1998 and 1997, respectively.

    UNREALIZED NET CAPITAL GAINS

    Unrealized net capital gains on fixed income and equity securities included in shareholder's equity at December 31, 1999, are as follows:

    ($ in millions)

                                                                                     GROSS UNREALIZED
                                                           COST/                     -----------------   UNREALIZED
                                                       AMORTIZED COST   FAIR VALUE    GAINS    LOSSES    NET GAINS
                                                       --------------   ----------   -------   -------   ----------
    Fixed income securities                               $27,354        $27,523     $  772     $(603)     $ 169
    Equity securities                                         503            743        264       (24)       240
                                                          -------        -------     ------     -----      -----
    Total                                                 $27,857        $28,266     $1,036     $(627)       409
                                                          =======        =======     ======     =====
    Deferred income taxes, deferred policy
    acquisition costs and other                                                                             (189)
                                                                                                           -----
    Unrealized net capital gains                                                                           $ 220
                                                                                                           =====

    At December 31, 1998, equity securities had gross unrealized gains of $320 million and gross unrealized losses of $18 million.

    ($ in millions)

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES              1999     1998    1997
YEAR ENDED DECEMBER 31,                                       -------   -----   -----
    Fixed income securities                                   $(2,059)  $ 317   $ 743
    Equity securities                                             (62)    (30)    116
                                                              -------   -----   -----
    Total                                                      (2,121)    287     859
    Deferred income taxes, deferred policy acquisition costs
    and other                                                   1,477    (214)   (609)
                                                              -------   -----   -----
    (Decrease) increase in unrealized net capital gains       $  (644)  $  73   $ 250
                                                              =======   =====   =====

    INVESTMENT LOSS PROVISIONS AND VALUATION ALLOWANCES

    Pretax provisions for investment losses, principally relating to other than temporary declines in value of fixed income securities and equity securities, and valuation allowances on mortgage loans were $20 million, $17 million and $15 million in 1999, 1998 and 1997, respectively.

    MORTGAGE LOAN IMPAIRMENT

    A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement.

    The components of impaired loans at December 31 are as follows:

    ($ in millions)

                                                              1999   1998
                                                              ----   ----
    Impaired loans
    With valuation allowances                                 $25    $35
    Less: valuation allowances                                 (7)    (9)
    Without valuation allowances                               11     36
                                                              ---    ---
    Net carrying value of impaired loans                      $29    $62
                                                              ===    ===

    The net carrying value of impaired loans at December 31, 1999 and 1998 comprise $22 million and $60 million, respectively, measured at the fair value of the collateral, and $7 million and $2 million, respectively, measured at the present value of the loan's expected future cash flows discounted at the loan's effective interest rate. Impaired loans without valuation allowances include collateral dependent loans where the fair value of the collateral is greater than the recorded investment in the loans.

    Interest income is recognized on a cash basis for impaired loans carried at the fair value of the collateral, beginning at the time of impairment. For other impaired loans, interest is accrued based on the net carrying value. The Company recognized interest income of $2 million, $5 million and $8 million on impaired loans during 1999, 1998 and 1997, respectively, of which $2 million, $5 million and $7 million was received in cash during 1999, 1998 and 1997, respectively. The average balance of impaired loans was $43 million, $53 million and $103 million during 1999, 1998 and 1997, respectively.

    Valuation allowances for mortgage loans at December 31, 1999, 1998 and 1997, were $13 million, $15 million and $32 million, respectively. For the years ended December 31, 1998 and 1997, releases of mortgage loan valuation allowances for dispositions of impaired mortgage loans were $1 million and $8 million, respectively. No mortgage loans valuation allowances were released due to dispositions of impaired mortgage loans during 1999. For the years ended December 31, 1999, 1998 and 1997, net reductions to mortgage loan valuation allowances were $2 million, $16 million, $25 million, respectively.

    INVESTMENT CONCENTRATION FOR COMMERCIAL MORTGAGE PORTFOLIOS AND OTHER INVESTMENT INFORMATION

    The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The states with the largest portion of the commercial mortgage loan portfolio are listed below. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31, 1999:

    (% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)

                                                              1999    1998
                                                              -----   -----
    California                                                20.6%   23.7%
    Illinois                                                    7.9     7.8
    Florida                                                     7.9     5.8
    New York                                                    7.4     9.2
    Texas                                                       5.8     4.9
    New Jersey                                                  5.7     4.1
    Pennsylvania                                                5.1     4.9

    The types of properties collateralizing the commercial mortgage loans at December 31, are as follows:

    (% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)

                                                               1999     1998
                                                              ------   ------
    Office buildings                                           31.5%    26.5%
    Retail                                                      26.9     31.2
    Apartment complex                                           17.2     17.1
    Warehouse                                                   16.8     17.0
    Industrial                                                   2.2      2.6
    Other                                                        5.4      5.6
                                                              ------   ------
                                                              100.0%   100.0%
                                                              ======   ======

    The contractual maturities of the commercial mortgage loan portfolio as of December 31, 1999, for loans that were not in foreclosure are as follows:

    ($ in millions)

                                                               NUMBER    CARRYING
                                                              OF LOANS    VALUE     PERCENT
                                                              --------   --------   -------
    2000                                                          40      $  239      6.3%
    2001                                                          50         214       5.6
    2002                                                          63         273       7.2
    2003                                                          71         282       7.4
    2004                                                          55         280       7.4
    Thereafter                                                   515       2,513      66.1
                                                                 ---      ------    ------
    Total                                                        794      $3,801    100.0%
                                                                 ===      ======    ======

    In 1999, $190 million of commercial mortgage loans were contractually due. Of these, 81.4% were paid as due, 15.9% were refinanced at prevailing market terms, 0.3% were foreclosed or are in the process of foreclosure, and 2.4% were in the process of refinancing or restructuring discussions.

    At December 31, 1999, there were no investments, excluding equity securities, that were non-income producing during 1999.

    At December 31, 1999, fixed income securities with a carrying value of $61 million were on deposit with regulatory authorities as required by law.

 5.  FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including deferred policy acquisition costs and reinsurance recoverables) and liabilities (including traditional life, interest-sensitive life and property-liability reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as accrued investment income and cash are generally of a short-term nature. Their carrying values are assumed to approximate fair value.

    FINANCIAL ASSETS

    The carrying value and fair value of financial assets at December 31, are as follows:

    ($ in millions)

                                                                    1999                 1998
                                                             ------------------   ------------------
                                                             CARRYING    FAIR     CARRYING    FAIR
                                                              VALUE      VALUE     VALUE      VALUE
                                                             --------   -------   --------   -------
    Fixed income securities                                  $27,523    $27,523   $26,858    $26,858
    Mortgage loans                                             3,801      3,704     3,285      3,483
    Equity securities                                            743        743       748        748
    Short-term investments                                       711        711       742        742
    Policy loans                                                 606        606       569        569
    Separate Accounts                                         13,857     13,857    10,098     10,098

    CARRYING VALUE AND FAIR VALUE INCLUDE THE EFFECTS OF DERIVATIVE FINANCIAL INSTRUMENTS WHERE APPLICABLE.

    Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Equity securities are valued based principally on quoted market prices. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value are deemed to approximate fair value.

    The carrying value of policy loans are deemed to approximate fair value. The Separate Accounts assets are carried in the consolidated statements of financial position at fair value based on quoted market prices.

    FINANCIAL LIABILITIES

    The carrying value and fair value of financial liabilities at December 31, are as follows:

    ($ in millions)

                                                                    1999                 1998
                                                             ------------------   ------------------
                                                             CARRYING    FAIR     CARRYING    FAIR
                                                              VALUE      VALUE     VALUE      VALUE
                                                             --------   -------   --------   -------
    Contractholder funds on investment contracts             $18,587    $17,918   $16,757    $16,509
    Separate Accounts                                         13,857     13,857    10,098     10,098

    The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivative financial instruments include swaps, futures, forwards and options, including caps and floors. The Company primarily uses derivative financial instruments to reduce its exposure to market risk (principally interest rate, equity price and foreign currency risk) and in conjunction with asset/liability management, in the Life and Savings segment. The Company does not hold or issue these instruments for trading purposes.

    The following table summarizes the contract or notional amount, credit exposure, fair value and carrying value of the Company's derivative financial instruments at December 31, as follows:

    ($ in millions)

                                                                                 1999
                                                             --------------------------------------------
                                                                                              CARRYING
                                                             CONTRACT                           VALUE
                                                             /NOTIONAL    CREDIT    FAIR       ASSETS/
                                                              AMOUNT     EXPOSURE   VALUE   (LIABILITIES)
                                                             ---------   --------   -----   -------------
    INTEREST RATE CONTRACTS
    Interest rate swap agreements
    Pay floating rate, receive fixed rate                     $  409       $  9     $  7        $  3
    Pay fixed rate, receive floating rate                      1,170         37       37          19
    Pay floating rate, receive floating rate                      71          -        -           -
    Financial futures and forward contracts                    2,466          -       (1)          4
    Interest rate cap and floor agreements                     1,861          4        4           2
                                                              ------       ----     ----        ----
    Total interest rate contracts                              5,977         50       47          28
    EQUITY AND OTHER CONTRACTS
    Options, warrants and financial futures                    1,120        116       99          99
    FOREIGN CURRENCY CONTRACTS
    Foreign currency swap agreements                             535          -       (1)          -
                                                              ------       ----     ----        ----
    Total derivative financial instruments                    $7,632       $166     $145        $127
                                                              ======       ====     ====        ====

    ($ in millions)

                                                                                 1998
                                                             --------------------------------------------
                                                                                              CARRYING
                                                             CONTRACT                           VALUE
                                                             /NOTIONAL    CREDIT    FAIR       ASSETS/
                                                              AMOUNT     EXPOSURE   VALUE   (LIABILITIES)
                                                             ---------   --------   -----   -------------
    INTEREST RATE CONTRACTS
    Interest rate swap agreements
    Pay floating rate, receive fixed rate                     $  474       $ 14     $ 30        $ 24
    Pay fixed rate, receive floating rate                        965          -      (32)        (17)
    Pay floating rate, receive floating rate                      73          -       (1)          -
    Financial futures and forward contracts                      227          -        -           -
    Interest rate cap and floor agreements                     3,049          2        2           3
                                                              ------       ----     ----        ----
    Total interest rate contracts                              4,788         16       (1)         10
    EQUITY AND OTHER CONTRACTS
    Options, warrants and financial futures                      723        205      205         205
    FOREIGN CURRENCY CONTRACTS
    Foreign currency swap agreements                              79          -       (3)         (3)
                                                              ------       ----     ----        ----
    Total derivative financial instruments                    $5,590       $221     $201        $212
                                                              ======       ====     ====        ====

    CREDIT EXPOSURE INCLUDES THE EFFECTS OF LEGALLY ENFORCEABLE MASTER NETTING AGREEMENTS.
    CREDIT EXPOSURE AND FAIR VALUE INCLUDE ACCRUED INTEREST WHERE APPLICABLE. CARRYING VALUE IS REPRESENTATIVE OF DEFERRED GAINS AND LOSSES, UNAMORTIZED PREMIUM, ACCRUED INTEREST AND/OR UNREALIZED GAINS AND LOSSES DEPENDING ON THE ACCOUNTING FOR THE DERIVATIVE FINANCIAL INSTRUMENT.

    The contract or notional amounts are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these agreements.

    Credit exposure represents the Company's potential loss if all of the counterparties failed to perform under the contractual terms of the contracts and all collateral, if any, became worthless. This exposure is measured by the fair value of contracts with a positive fair value at the reporting date reduced by the effect, if any, of master netting agreements.

    The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. To date, the Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

    Fair value is the estimated amount that the Company would receive (pay) to terminate or assign the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts. Dealer and exchange quotes are used to value the Company's derivatives.

    INTEREST RATE SWAP AGREEMENTS involve the exchange, at specified intervals, of interest payments calculated by reference to an underlying notional amount. The Company generally enters into swap agreements to change the interest rate characteristics of existing assets to more closely match the interest rate characteristics of the corresponding liabilities.

    The Company did not record any material deferred gains or losses on swaps nor realize any material gains or losses on swap terminations in 1999, 1998 or 1997.

    The Company paid a weighted average floating interest rate of 5.3% and 5.6% and received a weighted average fixed interest rate of 7.1% and 6.8% in 1999 and 1998, respectively. The Company paid a weighted average fixed interest rate of 5.7% and 6.5% and received a weighted average floating interest rate of 5.0% and 6.0% in 1999 and 1998, respectively.

    FINANCIAL FUTURES AND FORWARD CONTRACTS are commitments to either purchase or sell designated financial instruments at a future date for a specified price or yield. They may be settled in cash or through delivery. As part of its asset/liability management, the Company generally utilizes futures and forward contracts to manage its market risk related to fixed income securities, equity securities, certain annuity contracts and anticipatory investment purchases and sales. Futures and forwards used as hedges of anticipatory transactions pertain to identified transactions which are probable to occur and are generally completed within 90 days. Futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require security deposits, as well as the daily cash settlement of margins.

    INTEREST RATE CAP AND FLOOR AGREEMENTS give the holder the right to receive at a future date, the amount, if any, by which a specified market interest rate exceeds the fixed cap rate or falls below the fixed floor rate, applied to a notional amount. The Company purchases interest rate cap and floor agreements to reduce its exposure to rising or falling interest rates relative to certain existing assets and liabilities in conjunction with asset/liability management.

    EQUITY-INDEXED OPTION CONTRACTS AND EQUITY-INDEXED FINANCIAL FUTURES provide returns based on a specified equity index applied to the instrument's notional amount. The Company utilizes these instruments to achieve equity appreciation, to reduce the market risk associated with certain annuity contracts and for other risk management purposes. Where required, counterparties post collateral to minimize credit risk.

    DEBT WARRANTS provide the right to purchase a specified new issue of debt at a predetermined price. The Company purchases debt warrants to protect against long-term call risk.

    FOREIGN CURRENCY CONTRACTS involve the future exchange or delivery of foreign currency on terms negotiated at the inception of the contract. The Company enters into these agreements primarily to manage the currency risk associated with investing in securities and issuing obligations which are denominated in foreign currencies.

    Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments that the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. The Company mitigates this risk through established risk control limits set by senior management. In addition, the change in the value of the Company's derivative financial instruments designated as hedges is generally offset by the change in the value of the related assets and liabilities.

    OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

    A summary of the contractual amounts and fair values of off-balance-sheet financial instruments at December 31, follows:

    ($ in millions)

                                                                     1999                  1998
                                                              -------------------   -------------------
                                                              CONTRACTUAL   FAIR    CONTRACTUAL   FAIR
                                                                AMOUNT      VALUE     AMOUNT      VALUE
                                                              -----------   -----   -----------   -----
    Commitments to invest                                         $28          -        $34          -
    Commitments to extend mortgage loans                           95          1         87          1
    Credit guarantees                                              89          -         93          -

    Except for credit guarantees, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

    Commitments to invest generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments. Because the equity investments in the limited partnerships are not actively traded, it is not practicable to estimate the fair value of these commitments.

    Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters these agreements to commit to future loan fundings at predetermined interest rates. Commitments generally have fixed expiration dates or other termination clauses. Commitments to extend mortgage loans, which are secured by the underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers.

    Credit guarantees written represent conditional commitments to exchange identified AAA or AA rated credit risk for identified A rated credit risk upon bankruptcy or other event of default of the referenced credits. The Company receives fees, which are reported in net investment income over the lives of the commitments, for assuming the referenced credit risk. The Company enters into these transactions in order to achieve higher yields than if the referenced credits were directly owned.

    The Company's maximum amount at risk, assuming bankruptcy or other default of the referenced credits and the value of the referenced credits becomes worthless, is the fair value of the identified AAA or AA rated securities. The identified AAA or AA rated securities had a fair value of $88 million at December 31, 1999. The Company includes the impact of credit guarantees in its analysis of credit risk, and the referenced credits were current with respect to their contractual terms at December 31, 1999

 6.  DEFERRED POLICY ACQUISITION COSTS

    Certain costs of acquiring business which were deferred and amortized for the years ended December 31, 1999 and 1998 are as follows:

    ($ in millions)

                                                               1999     1998
YEAR ENDED DECEMBER 31:                                       ------   ------
    Balance, beginning of year                                $2,195   $1,992
    Acquisition costs deferred                                   677      666
    Amortization charged to income                              (366)    (343)
    Adjustment from unlocking                                    (43)     (69)
    Effect on DPAC from unrealized gains/(losses)                231      (50)
    Foreign currency translation                                   1       (1)
                                                              ------   ------
    Balance, end of year                                      $2,695   $2,195
                                                              ======   ======

 7.  INSURANCE LIABILITIES

    At December 31, the reserve for life-contingent contract benefits consists of the following:

    ($ in millions)

                                                               1999     1998
                                                              ------   ------
    Immediate annuities:
    Structured settlement annuities                           $4,254   $4,694
    Other immediate annuities                                  1,513    1,669
    Traditional life                                           1,267    1,125
    Other                                                        114      113
                                                              ------   ------
    Total reserve for life-contingent contract benefits       $7,148   $7,601
                                                              ======   ======

    The assumptions for mortality generally utilized in calculating reserves include, the U.S. population with projected calendar year improvements and age setbacks for impaired lives for structured settlement annuities; the 1983 group annuity mortality table for other immediate annuities; and actual Company experience plus a provision for adverse deviation for traditional life. Interest rate assumptions vary from 3.5% to 11.7% for immediate annuities and 4.0% to 11.3% for traditional life. Other estimation methods used include the present value of contractually fixed future benefits for structured settlement annuities, the present value of expected future benefits based on historical experience for other immediate annuities and the net level premium reserve method using the Company's withdrawal experience rates for traditional life.

    Premium deficiency reserves are established, if necessary, and have been recorded for certain immediate annuities with life contingencies, to the extent the unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized. A liability of $65 million and $933 million is included in the reserves for life-contingent contract benefits with respect to this deficiency for the years ended December 31, 1999 and 1998, respectively. The decrease in this liability in 1999 reflects declines in unrealized capital gains on fixed income securities.

    At December 31, contractholder funds consists of the following:

    ($ in millions)

                                                               1999      1998
                                                              -------   -------
    Interest-sensitive life                                   $ 5,036   $ 4,395
    Fixed annuities:
    Immediate annuities                                         1,748     1,641
    Deferred annuities                                         12,695    10,874
    Guaranteed investment contracts                             2,953     3,233
    Other investment contracts                                  1,563       990
                                                              -------   -------
    Total contractholder funds                                $23,995   $21,133
                                                              =======   =======

    Contractholder funds are equal to deposits received, net of commissions, and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Interest rates credited range from 4.0% to 8.5% for interest-sensitive life contracts; 3.5% to 10.0% for immediate annuities; 1.6% to 26.2% for deferred annuities (which include equity-indexed annuities that are hedged, see Note 2 and Note 5); 4.9% to 9.9% for guaranteed investment contracts and 5.3% to 6.6% for other investment contracts. Withdrawal and surrender charge protection includes i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and, ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 10% of deferred annuities are subject to a market value adjustment.

    PROPERTY-LIABILITY CONTRACTS

    For the Property-Liability segment, the Company establishes reserves for claims and claims expense on reported and unreported claims of insured losses. These reserve estimates are based on known facts and interpretation of circumstances, including the Company's experience with similar cases and historical trends involving claim payment patterns, loss payments, pending levels of unpaid claims and product mix, as well as other factors including court decisions, economic conditions and public attitudes. The effects of inflation are implicitly considered in the reserving process.

    The establishment of appropriate reserves, including reserves for catastrophes, is an inherently uncertain process. The Company regularly updates its reserve estimates as new facts become known and further events occur which may impact the resolution of unsettled claims. Changes in prior year reserve estimates, which may be material, are reflected in the results of operations in the period such changes are determinable.

    Activity in the reserve for property-liability insurance claims and claims expense is summarized as follows:

    ($ in millions)

                                                              1999   1998   1997
                                                              ----   ----   ----
    Balance at January 1                                      $313   $348   $387
    Less reinsurance recoverables                               20     16     15
                                                              ----   ----   ----
    Net balance at January 1                                   293    332    372
    Incurred claims and claims expense related to:
    Current year                                               247    233    227
    Prior years                                                (25)   (38)   (48)
                                                              ----   ----   ----
    Total incurred                                             222    195    179
    Claims and claims expense paid related to:
    Current year                                               144    148    129
    Prior years                                                 73     64     73
                                                              ----   ----   ----
    Total paid                                                 217    212    202
    Foreign currency translation adjustment                     17    (22)   (17)
                                                              ----   ----   ----
    Net balance at December 31                                 315    293    332
    Plus reinsurance recoverables                               53     20     16
                                                              ----   ----   ----
    Balance at December 31                                    $368   $313   $348
                                                              ====   ====   ====

    Incurred claims and claims expense represents the sum of paid losses and reserve changes in the calendar year. This expense includes losses from catastrophes of $6 million, $31 million and $6 million in 1999, 1998 and 1997, respectively. A "catastrophe" is defined by the Company as an event that produces pretax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders. Catastrophes are an inherent risk of the property-liability insurance business and could contribute to material year-to-year fluctuations in the Company's results of operations and financial position.

    The level of catastrophe loss experienced in any year cannot be predicted and could be material to results of operations and financial position. Catastrophe exposures for AICC primarily comprise wind, hail, earthquakes, and ice. The major areas in Canada with exposure to potential earthquake losses include areas surrounding faults in British Columbia and Quebec. The Company continues to evaluate alternative business strategies to more effectively manage its exposure to catastrophe losses in these and other areas.

    Management believes that the reserve for claims and claims expense, net of reinsurance recoverables, at December 31, 1999 and 1998 is appropriately established in the aggregate and adequate to cover the ultimate net cost of reported and unreported claims arising from losses which had occurred by that date.

    The Property-Liability segment has exposure to environmental, asbestos and other mass tort claims that stem principally from commercial business written from 1972 through 1985, including substantial general liabilities on Canadian Fortune 500 equivalent companies. Reserves for environmental claims were $4 million, net of reinsurance recoverables of $2 million, and $3 million at December 31, 1999 and 1998, respectively. Reserves for asbestos claims were $2 million and $2 million at December 31, 1999 and 1998, respectively.

    Management believes its net loss reserves for environmental, asbestos and other mass tort claims are appropriately established based on available facts, technology, laws and regulations. However, due to the risks inherent in major litigation and other uncertainties, the ultimate cost of these claims may vary materially from the amounts currently recorded, resulting in an increase in the loss reserves. In addition, while the Company believes improved actuarial techniques and databases have assisted in its ability to estimate environmental, asbestos and other mass tort net loss reserves, these refinements may subsequently prove to be inadequate indicators of the extent of probable loss. Due to the uncertainties and factors described above, management believes it is not practicable to develop a meaningful range for any such additional net loss reserves that may be required.

 8.  REINSURANCE

     The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company continues to have primary liability as a direct insurer for risks reinsured. Estimating amounts of reinsurance recoverable is impacted by the uncertainties involved in the establishment of loss reserves. Failure of reinsurers to honor their obligations could result in losses to the Company.

    The Company's Life and Savings' segment assumes risk from, and reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements result in the passing of a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less commissions and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

    The Company cedes 90% of the mortality risk on certain term life policies to a pool of ten reinsurers. Beginning in November, 1998, the Company cedes mortality risk on new business in excess of $2 million per life for individual coverage. For business sold prior to October, 1998, the Company ceded mortality risk in excess of $1 million per life for individual life. As of December 31, 1999 $102.15 billion of life insurance in force was ceded to other companies.

    During 1998, the Company entered into an administrative services agreement with respect to a block of variable annuity contracts. Pursuant to the terms of the agreement, the Company is to provide insurance contract administration and financial services. As part of the agreement, the Company assumed via coinsurance 100% of the general account portion of these contracts (85% for business written in New York) with an aggregate account value of $32 million as of December 31, 1999. The Company paid $65 million, which was capitalized as present value of future profits and will be subsequently amortized into income over 20 years, for the right to receive future contract charges and fees on the block of variable annuity contracts, which has an aggregate account value of $1.77 billion as of December 31, 1999. During 1999, the Company earned contract charges and fees assessed to contractholders' fund balances of $15 million.

    The Company's Property-Liability segment cedes certain of its risks to AIC under excess of loss reinsurance agreements. These agreements provide that for certain premiums, the Company will be reimbursed by AIC for losses in excess of predetermined amounts. See Note 4 "Related Parties" for more information on these agreements. The Property-Liability segment also ceded certain commercial business risks under excess of loss agreements to third party reinsurers. Although the Company stopped writing commercial business in 1992, related claims continue to be submitted and settlements are pending.

    The Company has entered into reinsurance agreements in conjunction with the disposition of certain blocks of business.

    Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. No single reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

    The effects of reinsurance on premiums written and earned for the years ended December 31, are as follows:

    ($ in millions)

                                                               1999     1998     1997
                                                              ------   ------   ------
    LIFE AND ANNUITY PREMIUMS
    Direct                                                    $1,042   $1,043   $1,032
    Assumed                                                       37       24      117
    Ceded                                                       (241)    (178)    (194)
                                                              ------   ------   ------
    Life insurance premiums, net of reinsurance               $  838   $  889   $  955
                                                              ======   ======   ======
    LIFE AND ANNUITY CONTRACT CHARGES
    Direct                                                    $  706   $  625   $  547
    Assumed                                                       17        5        -
    Ceded                                                          -        -        -
                                                              ------   ------   ------
    Life insurance contract charges, net of reinsurance       $  723   $  630   $  547
                                                              ======   ======   ======
    PROPERTY-LIABILITY PREMIUMS WRITTEN
    Direct                                                    $  317   $  280   $  276
    Assumed                                                        1        1        -
    Ceded                                                         (3)      (1)      (3)
                                                              ------   ------   ------
    Property-Liability premiums written, net of reinsurance   $  315   $  280   $  273
                                                              ======   ======   ======
    PROPERTY-LIABILITY PREMIUMS EARNED
    Direct                                                    $  291   $  268   $  278
    Assumed                                                        1        1        -
    Ceded                                                         (3)      (1)      (3)
                                                              ------   ------   ------
    Property-Liability premiums earned, net of reinsurance    $  289   $  268   $  275
                                                              ======   ======   ======

    Reinsurance recoverables in the Company's consolidated statements of financial position, at December 31, were as follows:

    ($ in millions)

                                                              1999   1998
                                                              ----   ----
    Life and Savings                                          $434   $230
    Property-Liability                                          61     24
                                                              ----   ----
    Total                                                     $495   $254
                                                              ====   ====

 9.  CORPORATION RESTRUCTURING

     On November 10, 1999 the Corporation announced a series of strategic initiatives to aggressively expand its selling and service capabilities. The Corporation also announced that it is implementing a program to reduce expenses by approximately $600 million. The reduction will result in the elimination of approximately 4,000 current non-agent positions, across all employment grades and categories by the end of 2000, or approximately 10% of the Corporation's non-agent work force. The impact of the reduction in employee positions is not expected to materially impact the results of operations of the Company.

    These cost reductions are part of a larger initiative to redeploy the cost savings to finance new initiatives including investments in direct access and internet channels for new sales and service capabilities, new competitive pricing and underwriting techniques, new agent and claim technology and enhanced marketing and advertising. As a result of the cost reduction program, the Corporation recorded restructuring and related charges of $81 million pretax during the fourth quarter of 1999. The Corporation anticipates that additional pretax restructuring related charges of approximately $100 million will be expensed as incurred throughout 2000. The Company's allocable share of these expenses were immaterial in 1999 and are expected to be immaterial in 2000.

10.  COMMITMENTS AND CONTINGENT LIABILITIES

     LEASES

    The Company leases certain office facilities and computer equipment. Total rent expense for all leases was $16 million, $18 million and $13 million in 1999, 1998 and 1997, respectively.

    Minimum rental commitments under noncancelable operating leases with an initial or remaining term of more than one year as of December 31, are as follows:

    ($ in millions)

                                                             1999
                                                             ----
    2000                                                     $ 5
    2001                                                       4
    2002                                                       3
    2003                                                       2
    2004                                                       1
                                                             ---
                                                             $15
                                                             ===

    SHARED MARKETS

    As a condition of its license to do business in various Canadian provinces, AICC is required to participate in mandatory property-liability shared market mechanisms or pooling arrangements, which provide various insurance coverages to individuals or other entities that otherwise are unable to purchase such coverage voluntarily from private insurers. Underwriting results related to these organizations have been immaterial to the results of operations.

    GUARANTY FUNDS

    Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. The Company's expenses related to these funds have been immaterial.

    REGULATION AND LEGAL PROCEEDINGS

    The Company's business is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulation, controls on medical care costs, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

    From time to time the Company is involved in pending and threatened litigation in the normal course of business in which claims for monetary damages are asserted. In the opinion of management, the ultimate responsibility, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

    MARKETING AND COMPLIANCE ISSUES

    Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company's life insurance subsidiaries are members of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.

11.  INCOME TAXES

     Eligible domestic subsidiaries of the Company (the "Allstate Life Group") join with the Corporation (the "Allstate Group") in the filing of a consolidated federal income tax return and are party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Allstate Life Group pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Allstate Life Group in the consolidated federal income tax return. Effectively, this results in the Allstate Life Group's annual income tax provision being computed, with adjustments, as if the Allstate Life Group filed a separate return. Foreign subsidiaries of the Company file a tax return in their respective country.

    Prior to June 30, 1995, the Corporation was a subsidiary of Sears Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

    The Internal Revenue Service ("IRS") has completed its review of the Corporation's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

    The components of the deferred income tax assets and liabilities at December 31, are as follows:

    ($ in millions)

                                                              1999     1998
                                                              -----   -------
    DEFERRED ASSETS
    Life and annuity reserves                                 $ 606   $   589
    Other assets                                                 86       115
                                                              -----   -------
    Total deferred assets                                       692       704
    DEFERRED LIABILITIES
    Deferred policy acquisition costs                          (722)     (665)
    Unrealized net capital gains                               (119)     (463)
    Other liabilities                                           (22)      (28)
                                                              -----   -------
    Total deferred liabilities                                 (863)   (1,156)
                                                              -----   -------
    Net deferred liability                                    $(171)  $  (452)
                                                              =====   =======

    The components of income tax expense for the year ended December 31, are as follows:

    ($ in millions)

                                                              1999   1998   1997
                                                              ----   ----   ----
    Current                                                   $213   $282   $272
    Deferred                                                    57     28     12
                                                              ----   ----   ----
    Total income tax expense                                  $270   $310   $284
                                                              ====   ====   ====

    The Company paid income taxes of $198 million, $284 million, and $180 million in 1999, 1998 and 1997, respectively. The Company had a current income tax liability of $36 million and $24 million at December 31, 1999 and 1998, respectively.

    A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

    ($ in millions)

                                                              1999    1998    1997
                                                              -----   -----   -----
    Statutory federal income tax rate                         35.0%   35.0%   35.0%
    Dividends received deduction                               (1.3)   (1.0)    (.4)
    Other                                                        .9     1.8      .9
                                                              -----   -----   -----
    Effective income tax rate                                 34.6%   35.8%   35.5%
                                                              =====   =====   =====

    Prior to January l, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 1999, approximately $94 million, will result in federal income taxes payable of $33 million if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since the Tax Reform Act of 1984.

12.  PREFERRED STOCK

     The Company has issued two series of non-voting, redeemable preferred stock. Series A preferred stock was issued to a subsidiary of AIC, while Series B preferred stock was issued directly to AIC. Both series of preferred stock are redeemable at the option of the Company at any time five years after the issuance date at a price of $100 per share plus cumulative accrued and unpaid dividends. If the Company is liquidated or dissolved, holders of the preferred stock will be entitled to payments of $100 per share plus cumulative accrued and unpaid dividends.

    For Series A preferred stock, the Company's Board of Directors declare and pay a cash dividend from time to time, but not more frequently than quarterly. The dividend is based on the three month LIBOR rate. Dividends of $4 million, $3 million and $2 million were paid during 1999, 1998, and 1997, respectively. Accrued and unpaid dividends were $349 thousand on Series A preferred stock at December 31, 1999.

    For Series B preferred stock, cash dividends of 6.9% per annum are payable annually in arrears on the last business day of each year to the shareholder of record on the immediately preceding business day. Dividends of $8 million were paid in 1999, 1998 and 1997. There were no accrued and unpaid dividends for Series B preferred stock at December 31, 1999.

13.  STATUTORY FINANCIAL INFORMATION

     The following table reconciles consolidated net income for the year ended December 31, and shareholder's equity at December 31, as reported herein in conformity with generally accepted accounting principles with combined statutory net income and capital and surplus of ALIC and its domestic subsidiaries, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

    ($ in millions)

                                                                                      SHAREHOLDER'S
                                                                  NET INCOME             EQUITY
                                                             ---------------------   ---------------
                                                             1999    1998    1997     1999     1998
                                                             -----   -----   -----   ------   ------
    Balance per generally accepted accounting principles     $ 511   $ 556   $ 517   $4,574   $4,792
    Undistributed net income of certain subsidiaries            (5)     (8)    (11)    (196)    (179)
    Unrealized gain/loss on fixed income securities              -       -       -     (284)  (2,336)
    Deferred policy acquisition costs                         (262)   (254)   (218)  (2,675)  (2,181)
    Deferred income taxes                                      104      35      51      192      469
    Employee benefits                                            1      (6)     (6)     (11)      (4)
    Reserves and non-admitted assets                           (72)     60      70    1,441    1,972
    Other                                                       27       3     (33)    (471)    (108)
                                                             -----   -----   -----   ------   ------
    Balance per statutory accounting practices               $ 304   $ 386   $ 370   $2,570   $2,425
                                                             =====   =====   =====   ======   ======

    AICC is a foreign subsidiary of the Company; accordingly, its net income is not included in the statutory basis net income of the Company. However, the Company's investment in AICC is reflected in the statutory capital and surplus of the Company.

    PERMITTED STATUTORY ACCOUNTING PRACTICES

    ALIC and each of its domestic subsidiaries prepare their statutory financial statements in accordance with accounting practices prescribed or permitted by the insurance department of the applicable state of domicile. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. Certain domestic subsidiaries of the Company follow permitted statutory accounting practices which differ from those prescribed by regulatory authorities. The use of such permitted statutory accounting practices does not have a significant impact on statutory surplus or statutory net income.

    The NAIC's codification initiative has produced a comprehensive guide of revised statutory accounting principles, which the Company will implement in January 1, 2001. The requirements are not expected to have a material impact on the statutory surplus of ALIC and its domestic subsidiaries.

    DIVIDENDS

    The ability of ALIC to pay dividends is dependent on business conditions, income, cash requirements of ALIC, receipt of dividends from its subsidiaries and other relevant factors. The payment of shareholder dividends by ALIC to AIC without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months.

    In the twelve month period beginning January 1, 1999, ALIC paid dividends of $100 million. Based on 1999 ALIC statutory net income, the maximum amount of dividends ALIC will be able to pay under Illinois insurance law without the approval of Illinois Department of Insurance during 2000 is $267 million.

    RISK-BASED CAPITAL

    The NAIC has a standard for assessing the solvency of domestic insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December, 31 1999, RBC for each of the Company's domestic insurance subsidiaries was significantly above levels that would require regulatory action.

14.  BENEFIT PLANS

    PENSION AND OTHER POSTRETIREMENT PLANS

    Defined benefit pension plans, sponsored by AIC, cover domestic full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service, average annual compensation and estimated social security retirement benefits. AIC's funding policy for the pension plans is to make annual contributions in accordance with accepted actuarial cost methods. The cost (benefit) to the Company included in net income was $(1) million, $9 million, and $8 million for the pension plans in 1999, 1998, 1997, respectively.

    AIC also provides certain health care and life insurance benefits for retired employees. Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans for ten or more years prior to retirement. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC's postretirement benefit plans currently are not funded. AIC has the right to modify or terminate these plans. The cost to the Company included in net income was $1 million, $3 million and $3 million for postretirement benefits other than pension plans in 1999, 1998, and 1997 respectively.

    AICC has its own defined benefit pension plans which cover its full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service, average annual compensation and estimated social security retirement benefits. AICC's funding policy for the pension plans is to make annual contributions in accordance with accepted actuarial cost methods. The net periodic benefit cost (benefit) for AICC pension plans was $1 million, $(1) million and $(1) million for the years ended December 31, 1999, 1998, and 1997, respectively. The projected benefit obligation for the AICC pension plans was $108 million and $107 million at December 31, 1999 and 1998, respectively. The fair value of pension plan assets supporting the projected benefit obligation was $130 million and $123 million at December 31, 1999 and 1998, respectively.

    AICC also provides certain health care and life insurance benefits for retired employees. Qualified employees may become eligible for these benefits if they retire in accordance with AICC's established retirement policy and are continuously insured under AICC's group plans or other approved plans for ten or more years prior to retirement. AICC pays the cost of the retiree medical benefits not provided by the government plans. AICC's postretirement benefit plans are currently not funded. AICC has the right to modify or terminate these plans. The net periodic benefit cost for AICC's postretirement plans was $2 million for the years ended December 31, 1999, 1998, and 1997, respectively. The projected benefit obligation for the AICC postretirement plans was $16 million and $17 million at December 31, 1999 and 1998, respectively.

    PROFIT SHARING FUND

    Employees of the Corporation and its domestic subsidiaries, including the Company are also eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and performance.

    The Company paid $4 million, $12 million and $3 million in 1999, 1998 and 1997, respectively for profit sharing.

    Employees of AICC participate in the Allstate Canada Employees' Profit Sharing Program ("Allstate Canada Plan"). The Allstate Canada Plan is a cash plan based on AICC's performance as well as the employees' level of performance and length of service.

    Profit sharing expense under the Allstate Canada Plan was $1 million, $2 million, and $3 million in 1999, 1998, and 1997, respectively.

15.  BUSINESS SEGMENTS

     The Company's management is organized around products and services, and this structure was considered in identifying its two reportable segments. These segments and their respective operations are as follows:

    Life and Savings markets a broad line of life and savings products primarily in the United States. Life insurance products primarily include traditional life, including term and whole-life, and interest-sensitive life insurance. Savings products consist of fixed annuity products, including indexed, market value adjusted and immediate annuities, as well as variable annuities. Revenues generated outside the United States were immaterial with respect to Life and Savings' total revenue for the years ended December 31, 1999, 1998 and 1997, respectively. The Company evaluates the results of this segment based upon invested asset growth, face amounts of policies in force and net income.

    Property-Liability sells primarily private passenger auto and homeowners insurance to individuals in Canada. The Company evaluates the results of this segment based upon premium growth and underwriting results.

    Management reviews assets at the Life and Savings and Property-Liability levels for decision making purposes.

    The accounting policies of the business segments are the same as those described in Note 2. The effects of certain intersegment transactions are excluded from segment performance evaluation and therefore eliminated in the segment results.

    Summarized revenue data for each of the Company's business segments for the year ended December 31, are as follows:

    ($ in millions)

                                                               1999      1998      1997
                                                              ------   --------   ------
    REVENUES
    LIFE AND SAVINGS
    Premiums                                                  $  838   $    889   $  955
    Contract charges                                             723        630      547
    Net investment income                                      2,239      2,113    2,074
    Realized capital gains and losses                            192        323      194
                                                              ------   --------   ------
    Total Life and Savings                                     3,992      3,955    3,770

    PROPERTY-LIABILITY
    Premiums earned                                              289        268      275
    Net investment income                                         26         26       44
    Realized capital gains and losses                              3          9       (2)
                                                              ------   --------   ------
    Total Property-Liability                                     318        303      317
                                                              ------   --------   ------
    Consolidated                                              $4,310   $  4,258   $4,087
                                                              ======   ========   ======

    Summarized financial performance data for each of the Company's reportable segments for the year ended December 31, are as follows:

    ($ in millions)

                                                               1999     1998     1997
                                                              ------   ------   ------
    NET INCOME FROM OPERATIONS
    LIFE AND SAVINGS
    Premiums                                                  $  838   $  889   $  955
    Contract charges                                             723      630      547
    Net investment income                                      2,239    2,113    2,074
    Realized capital gains and losses                            192      323      194
    Contract benefits                                          1,251    1,225    1,239
    Interest credited                                          1,260    1,190    1,167
    Operating costs and expenses                                 712      702      619
                                                              ------   ------   ------
    Life and Savings income from operations before income
    taxes                                                        769      838      745
    PROPERTY-LIABILITY
    Underwriting income (loss)                                   (17)      (7)      14
    Net investment income                                         26       26       44
    Realized capital gains and losses                              3        9       (2)
                                                              ------   ------   ------
    Property-Liability income from operations before income
    taxes                                                         12       28       56
                                                              ------   ------   ------
    Consolidated                                              $  781   $  866   $  801
                                                              ======   ======   ======

    Additional significant financial performance data for each of the Company's reportable segments for the year ended December 31, are as follows:

    ($ in millions)

                                                              1999   1998   1997
                                                              ----   ----   ----
    AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS
    Life and Savings                                          $367   $377   $298
    Property-Liability                                          42     35     35
                                                              ----   ----   ----
    Consolidated                                              $409   $412   $333
                                                              ====   ====   ====
    INCOME TAX EXPENSE
    Life and Savings                                          $265   $298   $257
    Property-Liability                                           5     12     27
                                                              ----   ----   ----
    Consolidated                                              $270   $310   $284
                                                              ====   ====   ====

    Capital expenditures for long-lived assets are generally made by AIC. A portion of the long-lived assets are leased by entities included in the Life and Savings and Property-Liability segments.

    Summarized data for total assets and investments for each of the Company's reportable segments as of December 31, are as follows:

    ($ in millions)

                                                               1999      1998
                                                              -------   -------
    AT DECEMBER 31,
    ASSETS
    Life and Savings                                          $50,463   $44,926
    Property-Liability                                            710       614
                                                              -------   -------
    Consolidated                                              $51,173   $45,540
                                                              =======   =======
    INVESTMENTS
    Life and Savings                                          $32,879   $31,749
    Property-Liability                                            530       479
                                                              -------   -------
    Consolidated                                              $33,409   $32,228
                                                              =======   =======

16.  OTHER COMPREHENSIVE INCOME

     The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

    ($ in millions)

                                           1999                              1998                              1997
                              -------------------------------   -------------------------------   -------------------------------
                               PRETAX      TAX      AFTER-TAX    PRETAX      TAX      AFTER-TAX    PRETAX      TAX      AFTER-TAX
                              --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
     UNREALIZED CAPITAL
    GAINS AND LOSSES:
     Unrealized holding
    gains (losses) arising
    during the period          $(808)      $283       $(525)      $349      $(122)      $227        $513      $(180)      $333
     Less: reclassification
    adjustments                  183        (64)        119        237        (83)       154         128        (45)        83
                               -----       ----       -----       ----      -----       ----        ----      -----       ----
     Unrealized net capital
    gains (losses)              (991)       347        (644)       112        (39)        73         385       (135)       250
     UNREALIZED FOREIGN
    CURRENCY TRANSLATION
    ADJUSTMENTS:
     Unrealized foreign
    currency translation
    adjustments arising
    during the period             11         (4)          7          2         (1)         1         (12)         4         (8)
                               -----       ----       -----       ----      -----       ----        ----      -----       ----
     Other comprehensive
    income                     $(980)      $343       $(637)      $114      $ (40)      $ 74        $373      $(131)      $242
                               =====       ====       =====       ====      =====       ====        ====      =====       ====

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE I - SUMMARY OF INVESTMENTS OTHER THAN INVESTMENTS IN RELATED PARTIES DECEMBER 31, 1999
--------------------------------------------------------------------------------

($ in millions)

                                                                                  FAIR         CARRYING
TYPE OF INVESTMENT                                                  COST          VALUE         VALUE
------------------                                                 -------       -------       --------
Fixed Income Securities, Available for Sale:
  Bonds:
    United States government, government agencies and
      authorities                                                  $ 1,957       $ 2,173       $ 2,173
    States, municipalities and political subdivisions                  736           731           731
    Foreign governments                                                536           542           542
    Public utilities                                                 1,704         1,750         1,750
    Convertibles and bonds with warrants attached                      458           519           519
    All other corporate bonds                                       13,897        13,786        13,786
  Mortgage-backed securities                                         5,612         5,588         5,588
  Asset-backed securities                                            2,389         2,371         2,371
  Redeemable preferred stocks                                           65            63            63
                                                                   -------       -------       -------
    Total fixed income securities                                   27,354       $27,523        27,523
                                                                   -------       =======       -------
Equity Securities:
  Common Stocks:
    Public utilities                                                     7       $     6             6
    Banks, trusts and insurance companies                               22            31            31
    Industrial, miscellaneous and all other                            412           654           654
  Nonredeemable preferred stocks                                        62            52            52
                                                                   -------       -------       -------
    Total equity securities                                            503       $   743           743
                                                                   -------       =======       -------
Mortgage loans on real estate                                        3,801                       3,801
Policy loans                                                           606                         606
Other long-term investments                                             25                          25
Short-term investments                                                 711                         711
                                                                   -------                     -------
    Total investments                                              $33,000                     $33,409
                                                                   =======                     =======

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
--------------------------------------------------------------------------------

($ IN MILLIONS)

                                                                             AT DECEMBER 31,
                                                              ---------------------------------------------
                                                               DEFERRED
                                                                POLICY      RESERVES FOR CLAIMS,
                                                              ACQUISITION    CLAIMS EXPENSE AND    UNEARNED
SEGMENT                                                          COSTS       CONTRACT BENEFITS     PREMIUMS
-------                                                       -----------   --------------------   --------
1999
Life and savings operations                                     $2,675            $31,143            $ 18
Property-liability operations                                       20                368             137
                                                                ------            -------            ----
Total                                                           $2,695            $31,511            $155
                                                                ======            =======            ====
1998
Life and savings operations                                     $2,181            $28,734            $ 47
Property-liability operations                                       14                313             105
                                                                ------            -------            ----
Total                                                           $2,195            $29,047            $152
                                                                ======            =======            ====
1997
Life and savings operations                                     $1,982            $27,482            $ 64
Property-liability operations                                       10                349             100
                                                                ------            -------            ----
Total                                                           $1,992            $27,831            $164
                                                                ======            =======            ====

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
--------------------------------------------------------------------------------

($ IN MILLIONS)

                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------------
                                                                      CLAIMS,
                                            PREMIUM                   CLAIMS
                                            REVENUE                   EXPENSE     AMORTIZATION     OTHER
                                              AND         NET           AND        OF POLICY     OPERATING       PREMIUMS
                                            CONTRACT   INVESTMENT    CONTRACT     ACQUISITION    COSTS AND       WRITTEN
SEGMENT                                     CHARGES      INCOME      BENEFITS        COSTS       EXPENSES    (EXCLUDING LIFE)
-------                                     --------   ----------   -----------   ------------   ---------   ----------------
1999
Life and savings operations                  $1,561      $2,239       $2,511          $367         $345            $  -
Property-liability operations                   289          26          222            42           42             315
                                             ------      ------       ------          ----         ----            ----
Total                                        $1,850      $2,265       $2,733          $409         $387            $315
                                             ======      ======       ======          ====         ====            ====
1998
Life and savings operations                  $1,519      $2,113       $2,415          $377         $325            $  -
Property-liability operations                   268          26          195            35           45             280
                                             ------      ------       ------          ----         ----            ----
Total                                        $1,787      $2,139       $2,610          $412         $370            $280
                                             ======      ======       ======          ====         ====            ====
1997
Life and savings operations                  $1,502      $2,074       $2,406          $298         $321            $  -
Property-liability operations                   275          44          179            35           47             273
                                             ------      ------       ------          ----         ----            ----
Total                                        $1,777      $2,118       $2,585          $333         $368            $273
                                             ======      ======       ======          ====         ====            ====

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE IV - REINSURANCE
--------------------------------------------------------------------------------

($ in millions)

                                                                                                                 PERCENT
                                                                                                                   OF
                                                                  CEDED           ASSUMED                        AMOUNT
                                                  GROSS         TO OTHER        FROM OTHER          NET          ASSUMED
                                                  AMOUNT        COMPANIES        COMPANIES         AMOUNT        TO NET
                                                 --------       ---------       -----------       --------       -------

YEAR ENDED DECEMBER 31, 1999

Life insurance in force                          $307,225       $102,153           $  1           $205,073         0.0%
                                                 ========       ========           ====           ========
Premiums and contract charges:
  Life insurance                                 $  1,511       $    221           $ 18           $  1,308         1.4%
  Accident-health insurance                           237             20             36                253        14.2%
  Property-liability insurance                        291              3              1                289         0.3%
                                                 --------       --------           ----           --------
Total premiums and contract charges              $  2,039       $    244           $ 55           $  1,850         3.0%
                                                 ========       ========           ====           ========

YEAR ENDED DECEMBER 31, 1998

Life insurance in force                          $276,029       $ 73,769           $  7           $202,267         0.0%
                                                 ========       ========           ====           ========
Premiums and contract charges:
  Life insurance                                 $  1,433       $    176           $  5           $  1,262         0.4%
  Accident-health insurance                           235              2             24                257         9.3%
  Property-liability insurance                        268              1              1                268         0.4%
                                                 --------       --------           ----           --------
Total premiums and contract charges.             $  1,936       $    179           $ 30           $  1,787         1.7%
                                                 ========       ========           ====           ========

YEAR ENDED DECEMBER 31, 1997

Life insurance in force                          $247,048       $ 52,760           $144           $194,432         0.1%
                                                 ========       ========           ====           ========
Premiums and contract charges:
  Life insurance                                 $  1,427       $    193           $ --           $  1,234          --%
  Accident-health insurance                           152              1            117                268        43.7%
  Property-liability insurance                        278              3             --                275         0.0%
                                                 --------       --------           ----           --------
Total premiums and contract charges              $  1,857       $    197           $117           $  1,777         6.6%
                                                 ========       ========           ====           ========

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE V - VALUATION ALLOWANCE AND QUALIFYING ACCOUNTS
--------------------------------------------------------------------------------

($ IN MILLIONS)

                                                                         ADDITIONS
                                                                 -------------------------
                                                   BALANCE AT    CHARGED TO                                      BALANCE
                                                   BEGINNING      COSTS AND       OTHER                          AT END
                  DESCRIPTION                      OF PERIOD      EXPENSES      ADDITIONS     DEDUCTIONS (1)    OF PERIOD
                  -----------                      ----------    -----------    ----------    --------------    ---------

YEAR ENDED DECEMBER 31, 1999
Allowance for estimated losses on mortgage
 loans and real estate                                $15           $   2                          $ 4             $13

Allowance for deferred tax assets                      --               1                           --               1

YEAR ENDED DECEMBER 31, 1998
Allowance for estimated losses on mortgage
 loans and real estate                                $37           $ (16)                         $ 6             $15

YEAR ENDED DECEMBER 31, 1997
Allowance for estimated losses on mortgage
 loans and real estate                                $72           $ (22)                         $13             $37

(1) Deductions in allowance for estimated losses on mortgage loans include amounts transferred to real estate. Deductions in allowance for reinsurance recovered represent write-offs, net of recoveries, of amounts determined to be uncollectible.

     ALLSTATE LIFE INSURANCE
     COMPANY SEPARATE
     ACCOUNT A

     FINANCIAL STATEMENTS AS OF DECEMBER 31, 1999 AND FOR THE
     PERIOD FROM MAY 3, 1999 TO DECEMBER 31, 1999 AND INDEPENDENT
     AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of Allstate Life Insurance Company:

We have audited the accompanying statement of net assets of Allstate Life Insurance Company Separate Account A as of December 31, 1999, (including the assets of each of the individual sub-accounts which comprise the Account as disclosed in Note 1), and the related statements of operations and changes in net assets for the period from May 3, 1999 (date of inception) to December 31, 1999 for each of the individual sub-accounts which comprise the Account.
These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the account custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company Separate Account A as of December 31, 1999 (including the assets of each of the individual sub-accounts which comprise the Account), and the results of operations for each of the individual sub-accounts and the changes in their net assets for the period from May 3, 1999 (date of inception) to December 31, 1999 in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP


Chicago, Illinois
March 27, 2000

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------


ASSETS
Allocation to Sub-Accounts investing in the Putnam Variable Trust:
    Asia Pacific Growth, 278,466 shares (cost $3,789,956)                          $    4,803,532
    Diversified Income, 1,514,137 shares (cost $14,764,040)                            15,005,098
    The George Putnam Fund of Boston, 2,907,045 shares (cost $30,051,532)              29,012,305
    Global Asset Allocation, 142,637 shares (cost $2,627,570)                           2,795,686
    Global Growth, 559,039 shares (cost $12,776,277)                                   17,000,389
    Growth & Income, 4,691,832 shares (cost $128,157,309)                             125,506,496
    Health Sciences, 1,349,491 shares (cost $13,570,021)                               14,156,162
    High Yield, 818,296 shares (cost $8,868,651)                                        9,066,725
    Income, 982,477 shares (cost $12,309,230)                                          12,290,785
    International Growth, 1,234,900 shares (cost $21,528,251)                          26,698,544
    International Growth and Income, 470,967 shares (cost $6,838,545)                   7,168,122
    International New Opportunities, 409,062 shares (cost $7,108,499)                   9,522,959
    Investors, 5,495,714 shares (cost $71,619,605)                                     83,150,151
    Money Market, 16,872,573 shares (cost $16,872,573)                                 16,872,573
    New Opportunities, 1,114,500 shares (cost $36,579,176)                             48,413,875
    New Value, 566,900 shares (cost $6,938,279)                                         6,717,771
    OTC & Emerging Growth, 765,986 shares (cost $12,690,975)                           17,433,843
    Research, 1,540,836 shares (cost $20,578,934)                                      22,604,065
    Small Cap Value, 594,274 shares (cost $5,970,846)                                   6,121,017
    Utilities Growth and Income, 435,290 shares (cost $7,511,540)                       7,378,168
    Vista, 701,266 shares (cost $12,342,960)                                           14,481,152
    Voyager, 1,683,119 shares (cost $86,527,295)                                      111,271,035
                                                                                   ----------------

        Total Assets                                                                  607,470,454

LIABILITIES
Payable to Allstate Life Insurance Company
    Accrued contract maintenance charges                                                   68,839
                                                                                   ----------------

        Net Assets                                                                 $  607,401,615
                                                                                   ================


See notes to financial statements

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE PERIOD BEGINNING MAY 3, 1999 AND ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                                    Putnam Variable Trust Sub-Accounts
                                    --------------------------------------------------------------------------------------------
                                                                            The George
                                          Asia                              Putnam Fund          Global
                                        Pacific          Diversified            of               Asset             Global
                                         Growth             Income            Boston           Allocation          Growth
                                    -----------------  ----------------- -----------------  ----------------- -----------------
INVESTMENT INCOME
Dividends                             $           -       $          -      $    603,870       $        289      $          -
Charges from Allstate Life
Insurance Company:
    Mortality and expense risk                (8,332)           (42,429)         (88,415)            (7,001)          (39,047)
                                    -----------------  ----------------- -----------------  ----------------- -----------------
      Net investment income (loss)            (8,332)           (42,429)         515,455             (6,712)          (39,047)

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales
of investments:
    Proceeds from sales                       19,811             36,175          156,014              7,214           109,185
    Cost of investments sold                  18,686             35,881          156,846              7,217           101,580
                                    -----------------  ----------------- -----------------  ----------------- -----------------
      Net realized gains (losses)              1,125                294             (832)                (3)            7,605
                                    -----------------  ----------------- -----------------  ----------------- -----------------

Change in unrealized gains (losses)        1,013,576            241,058       (1,039,227)           168,116         4,224,112
                                    -----------------  ----------------- -----------------  ----------------- -----------------
      Net gains (losses) on
      investments                          1,014,701            241,352       (1,040,059)           168,113         4,231,717
                                    -----------------  ----------------- -----------------  ----------------- -----------------

CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                 $1,006,369          $ 198,923       $ (524,604)         $ 161,401        $4,192,670
                                    =================  ================= =================  ================= =================


      See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE PERIOD BEGINNING MAY 3, 1999 AND ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                    Putnam Variable Trust Sub-Accounts
                                    ---------------------------------------------------------------------------------------------
                                        Growth &               Health              High                           International
                                         Income               Sciences             Yield          Income             Growth
                                    ------------------ ------------------ ------------------ ------------------ ------------------
INVESTMENT INCOME
Dividends                            $             -    $          4,849    $            -     $            -    $             -
Charges from Allstate Life
Insurance Company:
    Mortality and expense risk               (398,152)           (38,903)           (25,156)         (35,910)           (60,294)
                                    ------------------ ------------------ ------------------ ------------------ ------------------

      Net investment income (loss)           (398,152)           (34,054)           (25,156)           (35,910)           (60,294)

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales
of investments:
    Proceeds from sales                        78,513            120,049            736,350            181,921            193,345
    Cost of investments sold                  126,369            122,899            727,602            182,722            182,340
                                    ------------------ ------------------ ------------------ ------------------ ------------------

      Net realized gains (losses)             (47,856)            (2,850)             8,748               (801)            11,005
                                    ------------------ ------------------ ------------------ ------------------ ------------------

Change in unrealized gains (losses)        (2,650,813)           586,141            198,074            (18,445)         5,170,293
                                    ------------------ ------------------ ------------------ ------------------ ------------------

      Net gains (losses)
      on investments                       (2,698,669)           583,291            206,822            (19,246)         5,181,298
                                    ------------------ ------------------ ------------------ ------------------ ------------------


CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS               $  (3,096,821)         $ 549,237          $ 181,666      $     (55,156)        $5,121,004
                                    ================== =================== ================= =================== =================


See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE PERIOD BEGINNING MAY 3, 1999 AND ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                  Putnam Variable Trust Sub-Accounts
                                    ----------------------------------------------------------------------------------------------
                                      International       International
                                       Growth and              New                                 Money                New
                                         Income           Opportunities        Investors           Market          Opportunities
                                    ------------------ ------------------ ------------------ ------------------ ------------------
INVESTMENT INCOME
Dividends                                     $     -            $     -            $     -          $ 153,816            $     -
Charges from Allstate Life
Insurance Company:
    Mortality and expense risk                (19,894)           (17,878)          (217,860)          (47,820)          (108,364)
                                    ------------------ ------------------ ------------------ ------------------ ------------------

      Net investment income (loss)            (19,894)           (17,878)          (217,860)           105,996           (108,364)


REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales
of investments:
    Proceeds from sales                       463,154            373,826            129,574          3,625,107             20,054
    Cost of investments sold                  442,666            346,771            118,977          3,625,107             18,865
                                    ------------------ ------------------ ------------------ ------------------ ------------------

      Net realized gains (losses)              20,488             27,055             10,597                  -              1,189
                                    ------------------ ------------------ ------------------ ------------------ ------------------

Change in unrealized gains (losses)           329,577          2,414,460         11,530,546                  -         11,834,699
                                    ------------------ ------------------ ------------------ ------------------ ------------------

      Net gains (losses)
      on investments                          350,065          2,441,515         11,541,143                  -         11,835,888
                                    ------------------ ------------------ ------------------ ------------------ ------------------


CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                   $ 330,171         $2,423,637        $11,323,283          $ 105,996        $11,727,524
                                    ================== =================== ================= =================== =================


See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE PERIOD BEGINNING MAY 3, 1999 AND ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                   Putnam Variable Trust Sub-Accounts
                                    ----------------------------------------------------------------------------------------------
                                                                OTC &                                              Utilities
                                           New                Emerging                            Small           Growth and
                                          Value                Growth            Research       Cap Value           Income
                                    ------------------ ------------------ ------------------------------------ ------------------
INVESTMENT INCOME
Dividends                                     $     -          $  36,702          $ 504,319         $  17,808            $     -
Charges from Allstate Life
Insurance Company:
    Mortality and expense risk                (23,561)           (30,805)           (60,946)          (17,840)           (21,930)
                                    ------------------ ------------------ ------------------------------------ ------------------

      Net investment income (loss)            (23,561)             5,897            443,373               (32)           (21,930)

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales
of investments:
    Proceeds from sales                       511,204            244,974            104,735           343,642             57,562
    Cost of investments sold                  537,223            192,485            104,647           357,046             58,296
                                    ------------------ ------------------ ------------------------------------ ------------------

      Net realized gains (losses)             (26,019)            52,489                 88           (13,404)              (734)
                                    ------------------ ------------------ ------------------------------------ ------------------

Change in unrealized gains (losses)          (220,508)         4,742,868          2,025,131           150,171           (133,372)
                                    ------------------ ------------------ ------------------------------------ ------------------

      Net gains (losses)
      on investments                         (246,527)         4,795,357          2,025,219           136,767           (134,106)
                                    ------------------ ------------------ ------------------------------------ ------------------


CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                 $  (270,088)        $4,801,254         $2,468,592         $ 136,735        $  (156,036)
                                    ================== =================== ================= =================== =================


See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE PERIOD BEGINNING MAY 3, 1999 AND ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------

                                                                     Putnam Variable Trust Sub-Accounts
                                                                ---------------------------------------------
                                                                      Vista                     Voyager
                                                                ------------------         ------------------
INVESTMENT INCOME
Dividends                                                               $ 930,830                    $     -
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                                            (33,727)                  (273,748)
                                                                ------------------         ------------------

      Net investment income (loss)                                        897,103                   (273,748)


REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
    Proceeds from sales                                                    96,344                      5,467
    Cost of investments sold                                               89,711                      7,862
                                                                ------------------         ------------------

      Net realized gains (losses)                                           6,633                     (2,395)
                                                                ------------------         ------------------

Change in unrealized gains (losses)                                     2,138,192                 24,743,740
                                                                ------------------         ------------------

      Net gains (losses) on investments                                 2,144,825                 24,741,345
                                                                ------------------         ------------------


CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                                              $3,041,928                $24,467,597
                                                                ==================         ==================

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD BEGINNING MAY 3, 1999 AND ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                           Putnam Variable Trust Sub-Accounts
                                    --------------------------------------------------------------------------------------------
                                                                             The George
                                          Asia                              Putnam Fund           Global
                                        Pacific          Diversified             of               Asset             Global
                                         Growth            Income              Boston           Allocation          Growth
                                    ----------------- ------------------ ------------------- ---------------- ------------------
FROM OPERATIONS
Net investment income (loss)               $  (8,332)        $  (42,429)       $  515,455          $  (6,712)        $  (39,047)
Net realized gains (losses)                    1,125                294              (832)                (3)             7,605
Change in unrealized gains (losses)        1,013,576            241,058        (1,039,227)           168,116          4,224,112
                                    ----------------- ------------------ ------------------- ---------------- ------------------

Change in net assets resulting
from operations                            1,006,369            198,923          (524,604)            161,401         4,192,670
                                    ----------------- ------------------ ------------------- --------------- ------------------

FROM CAPITAL TRANSACTIONS
Deposits                                   2,747,456          5,717,042        12,891,820          1,240,444          6,205,016
Benefit payments                                   -             (3,417)                -                 -                (378)
Payments on termination                      (11,734)          (161,343)         (304,746)           (11,684)           (63,561)
Contract maintenance charges                    (544)            (1,700)           (3,288)              (317)            (1,926)
Transfers among the sub-accounts
  and with the Fixed Account - net         1,061,441          9,253,893        16,949,835          1,405,526          6,666,642
                                    ----------------- ------------------ ------------------- ---------------- ------------------

Change in net assets resulting
  from capital transactions                3,796,619         14,804,475        29,533,621          2,633,969         12,805,793
                                    ----------------- ------------------ ------------------- ---------------- ------------------

INCREASE (DECREASE) IN NET ASSETS          4,802,988         15,003,398        29,009,017          2,795,370         16,998,463

NET ASSETS AT BEGINNING OF PERIOD                  -                  -                 -                  -                  -
                                    ----------------- ------------------ ------------------- ---------------- ------------------

NET ASSETS AT END OF PERIOD              $ 4,802,988       $ 15,003,398      $ 29,009,017        $ 2,795,370       $ 16,998,463
                                    ================= ================== =================== ================ =================


See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD BEGINNING MAY 3, 1999 AND ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                      Putnam Variable Trust Sub-Accounts
                                     ---------------------------------------------------------------------------------------------
                                        Growth &            Health              High                               International
                                         Income            Sciences             Yield              Income              Growth
                                     -------------      -------------      -------------       -------------       -------------
FROM OPERATIONS
Net investment income (loss)         $   (398,152)         $ (34,054)          $(25,156)           $(35,910)            $(60,294)
Net realized gains (losses)               (47,856)            (2,850)             8,748                (801)              11,005
Change in unrealized gains (losses)    (2,650,813)           586,141            198,074             (18,445)           5,170,293
                                     -------------      -------------      -------------       -------------       -------------

Change in net assets resulting
  from operations                      (3,096,821)           549,237            181,666             (55,156)           5,121,004
                                     -------------      -------------      -------------       -------------       -------------

FROM CAPITAL TRANSACTIONS
Deposits                               66,564,874          6,876,229          4,841,415           4,349,939           11,178,109
Benefit payments                          (37,062)           (15,210)                 -                   -                    -
Payments on termination                (1,216,975)           (92,242)          (104,534)            (95,887)            (121,259)
Contract maintenance charges              (14,223)            (1,604)            (1,027)             (1,393)              (3,025)
Transfers among the sub-accounts
  and with the Fixed Account - net     63,292,481          6,838,148          4,148,178           8,091,890           10,520,690
                                     -------------      -------------      -------------       -------------       -------------

Change in net assets resulting
  from capital transactions           128,589,095         13,605,321          8,884,032          12,344,549          21,574,515
                                     -------------      -------------      -------------       -------------       -------------

INCREASE (DECREASE) IN NET ASSETS     125,492,274         14,154,558          9,065,698          12,289,393           26,695,519

NET ASSETS AT BEGINNING OF PERIOD               -                  -                  -                   -                    -
                                     -------------      -------------      -------------       -------------        -------------

NET ASSETS AT END OF PERIOD          $125,492,274        $14,154,558         $9,065,698        $ 12,289,393          $26,695,519
                                    ===============     ==============     ============       ===============       ============

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD BEGINNING MAY 3, 1999 AND ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                      Putnam Variable Trust Sub-Accounts
                                     ---------------------------------------------------------------------------------------------
                                      International     International
                                       Growth and            New                                  Money                 New
                                         Income         Opportunities        Investors            Market            Opportunities
                                     -------------      -------------      -------------       -------------        -------------
FROM OPERATIONS
Net investment income (loss)          $ (19,894)           $ (17,878)         $ (217,860)         $  105,996           $ (108,364)
Net realized gains (losses)              20,488               27,055              10,597                   -                1,189
Change in unrealized gains (losses)     329,577            2,414,460          11,530,546                   -           11,834,699
                                     -----------          -----------        -----------         -----------          -----------

Change in net assets resulting
  from operations                       330,171            2,423,637          11,323,283             105,996           11,727,524
                                     -----------          -----------        -----------         -----------          -----------
FROM CAPITAL TRANSACTIONS
Deposits                              3,618,618            3,838,306          36,262,504          10,542,789           21,115,643
Benefit payments                              -                    -             (30,501)           (670,189)             (23,210)
Payments on termination                 (46,787)             (23,171)           (582,482)           (551,414)            (181,269)
Contract maintenance charges               (812)              (1,079)             (9,423)             (1,912)              (5,486)
Transfers among the sub-accounts
  and with the Fixed Account - net    3,266,120            3,284,187          36,177,347           7,445,391           15,775,186
                                     -----------          -----------        -----------         -----------          -----------

Change in net assets resulting
  from capital transactions           6,837,139            7,098,243          71,817,445          16,764,665           36,680,864
                                     -----------          -----------        -----------         -----------          -----------

INCREASE (DECREASE) IN NET ASSETS     7,167,310            9,521,880          83,140,728          16,870,661           48,408,388

NET ASSETS AT BEGINNING OF PERIOD             -                    -                   -                   -                    -
                                     -----------          -----------        -----------         -----------          -----------

NET ASSETS AT END OF PERIOD          $7,167,310           $9,521,880         $83,140,728         $16,870,661          $48,408,388
                                    ============         ============       ============        ============         ============


See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD BEGINNING MAY 3, 1999 AND ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                        Putnam Variable Trust Sub-Accounts
                                              -------------------------------------------------------------------------------------
                                                                    OTC &                                                Utilities
                                                  New             Emerging                              Small           Growth and
                                                 Value             Growth           Research          Cap Value           Income
                                              -----------        -----------       ----------        ----------         ----------
FROM OPERATIONS
Net investment income (loss)                  $ (23,561)        $   5,897          $  443,373         $    (32)          $(21,930)
Net realized gains (losses)                     (26,019)           52,489                  88          (13,404)              (734)
Change in unrealized gains (losses)            (220,508)        4,742,868           2,025,131          150,171           (133,372)
                                              -----------      -----------          ----------        ----------         ----------

Change in net assets resulting
  from operations                              (270,088)        4,801,254           2,468,592          136,735           (156,036)
                                              -----------      -----------          ----------        ----------         ----------

FROM CAPITAL TRANSACTIONS
Deposits                                      4,631,791         7,611,399          10,121,156        3,738,103          3,637,575
Benefit payments                                      -                 -             (19,019)               -             (1,534)
Payments on termination                         (71,977)          (58,463)           (144,741)         (41,066)           (64,952)
Contract maintenance charges                       (761)           (1,975)             (2,562)            (694)              (836)
Transfers among the sub-accounts
  and with the Fixed Account - net            2,428,045         5,079,652          10,178,077        2,287,245          3,963,115
                                            -----------       -----------          ----------        ----------         ----------

Change in net assets resulting
  from capital transactions                   6,987,098        12,630,613          20,132,911        5,983,588          7,533,368
                                            -----------       -----------          ----------        ----------         ----------


INCREASE (DECREASE) IN NET ASSETS             6,717,010        17,431,867          22,601,503        6,120,323          7,377,332

NET ASSETS AT BEGINNING OF PERIOD                     -                 -                   -                -                  -
                                            -----------       -----------          ----------        ----------         ----------

NET ASSETS AT END OF PERIOD                  $6,717,010       $17,431,867         $22,601,503       $6,120,323         $7,377,332
                                            ===========      ============        ============      ============        ==========


See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD BEGINNING MAY 3, 1999 AND ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                         Putnam Variable Trust Sub-Accounts
                                                   ---------------------------------------------



                                                        Vista                     Voyager
                                                   -----------------        --------------------
FROM OPERATIONS
Net investment income (loss)                              $ 897,103                $  (273,748)
Net realized gains (losses)                                   6,633                     (2,395)
Change in unrealized gains (losses)                       2,138,192                 24,743,740
                                                   -----------------        --------------------


Change in net assets resulting from operations            3,041,928                 24,467,597
                                                   -----------------        --------------------

FROM CAPITAL TRANSACTIONS
Deposits                                                  6,530,416                 47,654,070
Benefit payments                                             (3,766)                   (28,233)
Payments on termination                                     (72,861)                  (760,755)
Contract maintenance charges                                 (1,641)                   (12,609)
Transfers among the sub-accounts
  and with the Fixed Account - net                        4,985,435                 39,938,356
                                                   -----------------        --------------------

Change in net assets resulting
  from capital transactions                              11,437,583                 86,790,829
                                                   -----------------        --------------------

INCREASE (DECREASE) IN NET ASSETS                        14,479,511                111,258,426

NET ASSETS AT BEGINNING OF PERIOD                                 -                          -
                                                   -----------------        --------------------

NET ASSETS AT END OF PERIOD                             $14,479,511              $ 111,258,426
                                                   =================        ====================


See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.    ORGANIZATION

      Allstate Life Insurance Company Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company ("Allstate"). The assets of the Account are legally segregated from those of Allstate. Allstate is a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

      Allstate issues the Putnam Allstate Advisor ("Advisor") and Putnam Allstate Advisor A ("Advisor A") contracts, the deposits of which are invested at the direction of contractholders in sub-accounts that comprise the Account. Absent any contract provisions wherein Allstate contractually guarantees either a minimum return or account value to the beneficiaries of the contractholders in the form of a death benefit, the contractholders bear the investment risk that the sub-accounts may not meet their stated objectives. The sub-accounts invest in the following underlying mutual fund portfolios of the Putnam Variable Trust (the "Funds").

         Asia Pacific Growth                  International New Opportunities
         Diversified Income                   Investors
         The George Putnam Fund of Boston     Money Market
         Global Asset Allocation              New Opportunities
         Global Growth                        New Value
         Growth & Income                      OTC & Emerging Growth
         Health Sciences                      Research
         High Yield                           Small Cap Value
         Income                               Utilities Growth and Income
         International Growth                 Vista
         International Growth and Income      Voyager


      Allstate provides insurance and administrative services to the contractholders for a fee. Allstate also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Allstate has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      VALUATION OF INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices at December 31, 1999.

      INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

      REALIZED GAINS AND LOSSES - Realized gains and losses represent the difference between the proceeds from sales of portfolio shares by the Account and the cost of such shares, which is determined on a weighted average basis.

      FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included with and taxed as a part of Allstate. Allstate is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

      USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.    EXPENSES

      CONTRACT MAINTENANCE CHARGE - Allstate deducts from the contractholder's account an annual maintenance charge of $30 on each Advisor contract anniversary and guarantees that this charge will not increase over the life of the contract. This charge will be waived if certain conditions are met. There is no contract maintenance charge on the Advisor A contract.

      MORTALITY AND EXPENSE RISK CHARGE - Allstate assumes mortality and expense risks related to the operations of the Account and deducts charges the daily based on the average daily net assets of the Account. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract. Allstate guarantees that the amount of this charge will not increase over the life of the contract. At the contractholder's discretion, additional options, primarily death benefits, may be purchased for an additional charge.

4.  UNITS ISSUED AND REDEEMED

(Units in whole amounts)

                                                                              Putnam Allstate Advisor
                                             --------------------------------------------------------------------------------------


                                                                             Unit activity during 1999:
                                                                  ---------------------------------------------

                                                                                                                    Accumulated
                                              Units Outstanding      Units         Units     Units Outstanding       Unit Value
                                                  May 3, 1999       Issued       Redeemed    December 31, 1999   December 31, 1999
                                             -------------------  ----------   ------------ ------------------- -------------------
Investments in the Putnam Variable
  Trust Sub-Accounts:

     Asia Pacific Growth                                      -      242,895        (1,554)            241,341       $      17.44
     Diversified Income                                       -    1,129,582       (17,469)          1,112,113               9.87
     The George Putnam Fund of Boston                         -    2,668,746       (39,341)          2,629,405               9.30
     Global Asset Allocation                                  -      219,025        (2,236)            216,789              10.70
     Global Growth                                            -      818,866        (9,295)            809,571              15.66
     Growth and Income                                        -   10,579,710      (133,163)         10,446,547               9.17
     Health Sciences                                          -    1,054,327       (16,379)          1,037,948              10.60
     High Yield                                               -      757,423       (68,918)            688,505               9.93
     Income                                                   -    1,020,041       (25,728)            994,313               9.71
     International Growth                                     -    1,437,326       (20,835)          1,416,491              14.43
     International Growth and Income                          -      574,760       (59,267)            515,493              10.97
     International New Opportunities                          -      422,689       (33,644)            389,045              18.13
     Investors                                                -    5,580,875       (63,258)          5,517,617              12.17
     Money Market                                             -    1,735,261      (473,615)          1,261,646              10.23
     New Opportunities                                        -    2,379,571       (27,681)          2,351,890              15.69
     New Value                                                -      642,694       (15,877)            626,817               8.80
     OTC & Emerging Growth                                    -      722,095       (25,088)            697,007              19.84
     Research                                                 -    1,588,829       (12,936)          1,575,893              11.60
     Small Cap Value                                          -      471,685       (20,187)            451,498              10.30
     Utilities Growth and Income                              -      592,529        (7,405)            585,124               9.99
     Vista                                                    -      835,166       (10,511)            824,655              14.09
     Voyager                                                  -    6,067,583       (60,695)          6,006,888              14.33


     Units relating to accrued contract maintenance charges are included in units redeemed.

   (Units in whole amounts)

                                                            Putnam Allstate Advisor with Enhanced Beneficiary Protection
                                             --------------------------------------------------------------------------------------


                                                                            Unit activity during 1999:
                                                                  ---------------------------------------------

                                                                                                                   Accumulated
                                              Units Outstanding      Units        Units      Units Outstanding      Unit Value
                                                  May 3, 1999       Issued       Redeemed    December 31, 1999   December 31, 1999
                                             -------------------  ----------   ------------ ------------------- -------------------
Investments in the Putnam Variable
  Trust Sub-Accounts:

     Asia Pacific Growth                                      -       33,423          (745)             32,678       $      17.42
     Diversified Income                                       -      414,195        (5,618)            408,577               9.86
     The George Putnam Fund of Boston                         -      513,469       (25,504)            487,965               9.29
     Global Asset Allocation                                  -       44,571            (6)             44,565              10.69
     Global Growth                                            -      284,398        (9,781)            274,617              15.65
     Growth and Income                                        -    3,298,917       (73,609)          3,225,308               9.16
     Health Sciences                                          -      302,531        (8,640)            293,891              10.59
     High Yield                                               -      238,503       (14,895)            223,608               9.92
     Income                                                   -      286,146       (15,063)            271,083               9.70
     International Growth                                     -      439,462        (9,997)            429,465              14.41
     International Growth and Income                          -      137,929        (1,278)            136,651              10.96
     International New Opportunities                          -      137,537        (3,596)            133,941              18.12
     Investors                                                -    1,333,984       (24,460)          1,309,524              12.16
     Money Market                                             -      463,082       (76,351)            386,731              10.22
     New Opportunities                                        -      737,732        (7,556)            730,176              15.68
     New Value                                                -      190,246       (53,202)            137,044               8.79
     OTC & Emerging Growth                                    -      186,416        (4,747)            181,669              19.82
     Research                                                 -      375,492        (6,422)            369,070              11.59
     Small Cap Value                                          -      165,987       (25,691)            140,296              10.29
     Utilities Growth and Income                              -      156,153        (2,501)            153,652               9.98
     Vista                                                    -      202,831          (822)            202,009              14.07
     Voyager                                                  -    1,782,652       (30,541)          1,752,111              14.31


     Units relating to accrued contract maintenance charges are included in units redeemed.

   (Units in whole amounts)

                                                                        Putnam Allstate Advisor A
                                             --------------------------------------------------------------------------------------


                                                                            Unit activity during 1999:
                                                                  ---------------------------------------------

                                                                                                                   Accumulated
                                              Units Outstanding      Units        Units      Units Outstanding      Unit Value
                                                  May 3, 1999       Issued       Redeemed    December 31, 1999   December 31, 1999
                                             -------------------  ----------   ------------ ------------------- -------------------
Investments in the Putnam Variable
  Trust Sub-Accounts:

     Asia Pacific Growth                                      -        1,911              -              1,911      $      13.36
     Diversified Income                                       -          409              -                409             10.19
     The George Putnam Fund of Boston                         -        2,578              -              2,578              9.78
     Global Asset Allocation                                  -            -              -                  -                 -
     Global Growth                                            -        1,404              -              1,404             13.56
     Growth and Income                                        -       11,861            (2)             11,859              9.69
     Health Sciences                                          -        4,191              -              4,191             10.63
     High Yield                                               -          691              -                691             10.38
     Income                                                   -            -              -                  -                 -
     International Growth                                     -        5,441            (1)              5,440             12.86
     International Growth and Income                          -        1,515              -              1,515             10.58
     International New Opportunities                          -        2,774              -              2,774             14.53
     Investors                                                -        7,390            (1)              7,389             11.61
     Money Market                                             -          938              -                938             10.07
     New Opportunities                                        -        4,105              -              4,105             13.47
     New Value                                                -            -              -                  -                 -
     OTC & Emerging Growth                                    -          312              -                312             15.16
     Research                                                 -        3,617              -              3,617             11.06
     Small Cap Value                                          -        2,352              -              2,352             10.78
     Utilities Growth and Income                              -          106              -                106              9.61
     Vista                                                    -        1,448              -              1,448             13.01
     Voyager                                                  -        9,327            (1)              9,326             12.95


     Units relating to accrued contract maintenance charges are included in units redeemed.

   (Units in whole amounts)

                                                         Putnam Allstate Advisor A with Enhanced Beneficiary Protection
                                             --------------------------------------------------------------------------------------


                                                                            Unit activity during 1999:
                                                                  ---------------------------------------------

                                                                                                                   Accumulated
                                              Units Outstanding      Units        Units      Units Outstanding      Unit Value
                                                  May 3, 1999       Issued       Redeemed    December 31, 1999   December 31, 1999
                                             -------------------  ----------   ------------ ------------------- -------------------
Investments in the Putnam Variable
  Trust Sub-Accounts:

     Asia Pacific Growth                                      -            -              -                  -     $            -
     Diversified Income                                       -            -              -                  -                  -
     The George Putnam Fund of Boston                         -            -              -                  -                  -
     Global Asset Allocation                                  -            -              -                  -                  -
     Global Growth                                            -            -              -                  -                  -
     Growth and Income                                        -        1,229              -              1,229               9.68
     Health Sciences                                          -            -              -                  -                  -
     High Yield                                               -            -              -                  -                  -
     Income                                                   -            -              -                  -                  -
     International Growth                                     -            -              -                  -                  -
     International Growth and Income                          -            -              -                  -                  -
     International New Opportunities                          -            -              -                  -                  -
     Investors                                                -            -              -                  -                  -
     Money Market                                             -            -              -                  -                  -
     New Opportunities                                        -            -              -                  -                  -
     New Value                                                -            -              -                  -                  -
     OTC & Emerging Growth                                    -            -              -                  -                  -
     Research                                                 -          808              -                808              11.06
     Small Cap Value                                          -            -              -                  -                  -
     Utilities Growth and Income                              -            -              -                  -                  -
     Vista                                                    -            -              -                  -                  -
     Voyager                                                  -          694              -                694              12.95


     Units relating to accrued contract maintenance charges are included in units redeemed.

                                   APPENDIX A

                        PUTNAM ALLSTATE ADVISOR CONTRACT

The performance figures shown reflect the deduction of current Contract charges, which include a maximum withdrawal charge of 7% that declines to zero after 7 years (not shown for non-standardized total returns), an annual contract maintenance charge of $30 (not shown for non-standardized total returns), and total Variable Account annual expenses of:

o        1.25% (without any optional benefit riders), or
o        1.40% with the Enhanced Beneficiary Protection Option.

In addition, where Retirement Income Guarantee Rider 2 is included, the performance shown reflects the deduction of the annual Rider fee equal to 0.30% of the Income Base, assuming Income Base B is in effect and assuming no additional purchase payments or withdrawals.

See the Expense Table in the Prospectus for more details.


Standardized Total Returns


Set out below are the standardized total returns for each Variable Sub-Account (other than the Putnam American Government Income, Putnam Growth Opportunities, Putnam Tecnology, Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts) since its inception through December 31, 1999. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000.

(Without the Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)


Variable Sub-Account                                                             Since Inception of Sub-Account


Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     117.40%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                      -10.76%
The George Putnam Fund                                                                         -18.78%
Putnam Global Asset Allocation                                                                  1.43%
Putnam Global Growth                                                                            84.18%
Putnam Growth and Income                                                                       -20.55%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          -0.07%
Putnam High Yield                                                                               -9.79%
Putnam Income                                                                                  -12.94%
Putnam International Growth                                                                     62.08%
Putnam International Growth and Income                                                          5.51%
Putnam International New Opportunities                                                         130.96%
Putnam Investors                                                                                24.22%
Putnam Money Market                                                                             -5.47%
Putnam New Opportunities                                                                        84.68%
Putnam New Value                                                                               -25.70%
Putnam OTC & Emerging Growth                                                                   165.19%
Putnam Research                                                                                 15.20%
Putnam Small Cap Value                                                                          -4.44%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -9.03%
Putnam Vista                                                                                    56.19%
Putnam Voyager                                                                                  60.31%
Putnam Voyager II                                                                                N/A


(With the Enhanced Beneficiary Protection Option)

Variable Sub-Account                                                             Since Inception of Sub-Account


Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     117.05%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                      -10.91%
The George Putnam Fund                                                                         -18.92%
Putnam Global Asset Allocation                                                                  1.27%
Putnam Global Growth                                                                            83.89%
Putnam Growth and Income                                                                       -20.68%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          -0.23%
Putnam High Yield                                                                               -9.94%
Putnam Income                                                                                  -13.08%
Putnam International Growth                                                                     61.82%
Putnam International Growth and Income                                                          5.34%
Putnam International New Opportunities                                                         130.60%
Putnam Investors                                                                                24.02%
Putnam Money Market                                                                             -5.62%
Putnam New Opportunities                                                                        84.39%
Putnam New Value                                                                               -25.82%
Putnam OTC & Emerging Growth                                                                   164.78%
Putnam Research                                                                                 15.02%
Putnam Small Cap Value                                                                          -4.59%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -9.18%
Putnam Vista                                                                                    55.94%
Putnam Voyager                                                                                  60.06%
Putnam Voyager II                                                                                N/A


(With Retirement Income Guarantee Rider 2)

Variable Sub-Account                                                             Since Inception of Sub-Account


Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     116.78%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                      -11.22%
The George Putnam Fund                                                                         -19.23%
Putnam Global Asset Allocation                                                                  0.96%
Putnam Global Growth                                                                            83.60%
Putnam Growth and Income                                                                       -20.99%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          -0.55%
Putnam High Yield                                                                              -10.25%
Putnam Income                                                                                  -13.39%
Putnam International Growth                                                                     61.52%
Putnam International Growth and Income                                                          5.03%
Putnam International New Opportunities                                                         130.34%
Putnam Investors                                                                                23.71%
Putnam Money Market                                                                             -5.93%
Putnam New Opportunities                                                                        84.10%
Putnam New Value                                                                               -26.13%
Putnam OTC & Emerging Growth                                                                   164.54%
Putnam Research                                                                                 14.71%
Putnam Small Cap Value                                                                          -4.91%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -9.49%
Putnam Vista                                                                                    55.64%
Putnam Voyager                                                                                  59.76%
Putnam Voyager II                                                                                N/A


(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

Variable Sub-Account                                                             Since Inception of Sub-Account


Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     116.44%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                      -11.37%
The George Putnam Fund                                                                         -19.36%
Putnam Global Asset Allocation                                                                  0.79%
Putnam Global Growth                                                                            83.31%
Putnam Growth and Income                                                                       -21.12%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          -0.71%
Putnam High Yield                                                                              -10.39%
Putnam Income                                                                                  -13.53%
Putnam International Growth                                                                     61.27%
Putnam International Growth and Income                                                          4.86%
Putnam International New Opportunities                                                         129.97%
Putnam Investors                                                                                23.52%
Putnam Money Market                                                                             -6.09%
Putnam New Opportunities                                                                        83.81%
Putnam New Value                                                                               -26.25%
Putnam OTC & Emerging Growth                                                                   164.12%
Putnam Research                                                                                 14.52%
Putnam Small Cap Value                                                                          -5.06%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -9.64%
Putnam Vista                                                                                    55.39%
Putnam Voyager                                                                                  59.51%
Putnam Voyager II                                                                                N/A



Non-Standardized Total Returns

Set out below are the non-standardized total returns for each Variable Sub-Account (other than the Putnam American Government Income, Putnam Growth Opportunities, Putnam Technology, Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts) since its inception through December 31, 1999. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000. The non-standardized total returns shown below do not reflect withdrawal charges or the $30 annual contract maintenance charge that may be imposed under the Putnam Allstate Advisor Contract. No non-standardized performance is shown for Contracts with Retirement Income Guarantee Rider 2.

(Without the Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)


Variable Sub-Account                                                             Since Inception of Sub-Account


Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     128.95%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                       -1.99%
The George Putnam Fund                                                                         -10.26%
Putnam Global Asset Allocation                                                                  10.57%
Putnam Global Growth                                                                            95.17%
Putnam Growth and Income                                                                       -12.08%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          9.02%
Putnam High Yield                                                                               -0.98%
Putnam Income                                                                                   -4.23%
Putnam International Growth                                                                     72.64%
Putnam International Growth and Income                                                          14.76%
Putnam International New Opportunities                                                         142.73%
Putnam Investors                                                                                33.95%
Putnam Money Market                                                                             3.47%
Putnam New Opportunities                                                                        95.67%
Putnam New Value                                                                               -17.41%
Putnam OTC & Emerging Growth                                                                   177.46%
Putnam Research                                                                                 24.71%
Putnam Small Cap Value                                                                          4.53%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -0.20%
Putnam Vista                                                                                    66.63%
Putnam Voyager                                                                                  70.84%
Putnam Voyager II                                                                                N/A



(With the Enhanced Beneficiary Protection Option)

Variable Sub-Account                                                             Since Inception of Sub-Account


Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     128.60%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                       -2.14%
The George Putnam Fund                                                                         -10.40%
Putnam Global Asset Allocation                                                                  10.40%
Putnam Global Growth                                                                            94.87%
Putnam Growth and Income                                                                       -12.22%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          8.85%
Putnam High Yield                                                                               -1.13%
Putnam Income                                                                                   -4.38%
Putnam International Growth                                                                     72.38%
Putnam International Growth and Income                                                          14.59%
Putnam International New Opportunities                                                         142.36%
Putnam Investors                                                                                33.75%
Putnam Money Market                                                                             3.31%
Putnam New Opportunities                                                                        95.38%
Putnam New Value                                                                               -17.53%
Putnam OTC & Emerging Growth                                                                   177.04%
Putnam Research                                                                                 24.52%
Putnam Small Cap Value                                                                           4.37%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -0.35%
Putnam Vista                                                                                    66.38%
Putnam Voyager                                                                                  70.58%
Putnam Voyager II                                                                                N/A

Adjusted Historical Total Returns

Set out below are the adjusted historical total returns for each Variable Sub-Account (other than the Putnam American Government Income, Putnam Growth Opportunities, Putnam Technology, Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts) since the Fund's inception through December 31, 1999. Adjusted historical total returns are computed in the same manner as standardized total returns, except that the performance figures shown are based on the Funds' historical performance since the inception of the Funds rather than the inception of the Variable Sub-Accounts.


(Without  the Enhanced  Beneficiary  Protection  Option or a  Retirement  Income Guarantee Rider)


                                                                                             Ten  Years  or
                                                               One Year     Five Years     Since Inception*
Variable Sub-Account

Putnam American Government Income                                 N/A            N/A             N/A
Putnam Asia Pacific Growth                                      98.49%           N/A            12.19%
Putnam Capital Appreciation                                       N/A            N/A             N/A
Putnam Diversified Income                                       -5.54%          4.96%           3.36%
The George Putnam Fund                                          -7.67%           N/A            -3.01%
Putnam Global Asset Allocation                                   4.35%         15.05%           10.67%
Putnam Global Growth                                            58.34%         25.35%           15.66%
Putnam Growth and Income                                        -5.82%         17.43%           12.37%
Putnam Growth Opportunities                                       N/A            N/A             N/A
Putnam Health Sciences                                          -11.20%          N/A            -1.95%
Putnam High Yield                                               -1.53%          6.83%           9.25%
Putnam Income                                                   -9.40%          5.34%           6.02%
Putnam International Growth                                     52.02%           N/A            27.38%
Putnam International Growth and Income                          16.78%           N/A            15.39%
Putnam International New Opportunities                          94.26%           N/A            30.03%
Putnam Investors                                                22.34%           N/A            23.48%
Putnam Money Market                                             -2.62%          3.20%           3.46%
Putnam New Opportunities                                        60.97%         30.82%           28.33%
Putnam New Value                                                -7.01%           N/A            4.78%
Putnam OTC & Emerging Growth                                    117.61%          N/A            59.21%
Putnam Research                                                 20.08%           N/A            33.54%
Putnam Small Cap Value                                            N/A            N/A            -4.44%
Putnam Technology                                                 N/A            N/A             N/A
Putnam Utilities Growth and Income                              -8.04%         15.16%           11.02%
Putnam Vista                                                    44.66%           N/A            28.27%
Putnam Voyager                                                  50.03%         29.60%           20.57%
Putnam Voyager II                                                 N/A            N/A             N/A

--------------


* Each of the  above  Funds  (Class IB  shares)  corresponding  to the  Variable
Sub-Accounts  commenced  operations on April 30, 1998,  except for the Putnam VT
Diversified Income, Growth and Income, and International Growth Funds, which commenced operations on April 6, 1998, the Putnam VT Research Fund, which commenced operations September 30, 1998, the Putnam VT Small Cap Value Fund, which commenced operations April 30, 1999, the Putnam VT American Government
Fund and Putnam VT Growth  Opportunities  Fund,  which  commenced  operations on
January 31, 2000, the Putnam VT Technology Fund,  which commenced  operations on
June 14, 2000, and the Putnam VT Capital  Appreciation  and Putnam VT Voyager II
Funds, which commenced operations on September 1, 2000. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are as follows:

         Global Asset Allocation,  Growth and Income,  Income, High Yield, Money
         Market,  and Voyager  commenced  operations on February 1, 1988; Global
         Growth commenced operations on May 1, 1990; Utilities Growth and Income commenced  operations  on May 1,  1992;  Diversified  Income  commenced
         operations  on  September  15,  1993;   New   Opportunities   commenced
         operations on May 2, 1994; Asia Pacific Growth commenced  operations on
         May 1, 1995;  International  Growth,  International  Growth and Income,
         International  New   Opportunities,   New  Value  and  Vista  commenced
         operations on January 2, 1997; The George Putnam Fund of Boston, Health
         Sciences,  Investors and OTC & Emerging Growth commenced  operations on
         April 30, 1998.

(With the Enhanced Beneficiary Protection Option)*

                                                                                              Ten Years or
Variable Sub-Account                                         One Year      Five Years     Since Fund Inception**


Putnam American Government Income                                 N/A            N/A             N/A
Putnam Asia Pacific Growth                                      98.18%           N/A            12.02%
Putnam Capital Appreciation                                       N/A            N/A             N/A
Putnam Diversified Income                                       -5.69%          4.80%           3.20%
The George Putnam Fund                                          -7.82%           N/A            -3.16%
Putnam Global Asset Allocation                                   4.19%         14.88%           10.50%
Putnam Global Growth                                            56.24%         24.87%           15.35%
Putnam Growth and Income                                        -5.97%         17.25%           12.20%
Putnam Growth Opportunities                                       N/A            N/A             N/A
Putnam Health Sciences                                          -11.35%          N/A            -2.11%
Putnam High Yield                                               -1.69%          6.66%           9.09%
Putnam Income                                                   -9.55%          5.18%           5.86%
Putnam International Growth                                     51.78%           N/A            27.19%
Putnam International Growth and Income                          16.59%           N/A            15.21%
Putnam International New Opportunities                          93.96%           N/A            29.83%
Putnam Investors                                                22.15%           N/A            23.29%
Putnam Money Market                                             -2.78%          3.04%           3.31%
Putnam New Opportunities                                        60.72%         30.62%           28.13%
Putnam New Value                                                -7.16%           N/A            4.61%
Putnam OTC & Emerging Growth                                    117.27%          N/A            58.96%
Putnam Research                                                 19.89%           N/A            33.33%
Putnam Small Cap Value                                            N/A            N/A            -4.59%
Putnam Technology                                                 N/A            N/A             N/A
Putnam Utilities Growth and Income                              -8.19%         14.99%           10.85%
Putnam Vista                                                    44.44%           N/A            28.07%
Putnam Voyager                                                  49.79%         29.41%           20.38%
Putnam Voyager II                                                 N/A            N/A             N/A

--------------

* Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown on the first note to the first table above.

(With Retirement Income Guarantee Rider 2)*

                                                                                           Ten Years or
                                                                One Year    Five Years      Since Fund
Variable Sub-Account                                                                        Inception**


Putnam American Government Income                                 N/A            N/A              N/A
Putnam Asia Pacific Growth                                      98.17%           N/A            11.79%
Putnam Capital Appreciation                                       N/A            N/A              N/A
Putnam Diversified Income                                       -5.86%          4.66%            2.98%
The George Putnam Fund                                          -7.99%           N/A            -3.39%
Putnam Global Asset Allocation                                   4.04%         14.79%           10.38%
Putnam Global Growth                                            56.17%         24.78%           15.21%
Putnam Growth and Income                                        -6.14%         17.20%           12.10%
Putnam Growth Opportunities                                       N/A            N/A              N/A
Putnam Health Sciences                                          -11.52%          N/A            -2.36%
Putnam High Yield                                               -1.85%          6.54%            8.99%
Putnam Income                                                   -9.72%          5.04%            5.72%
Putnam International Growth                                     51.70%           N/A            27.08%
Putnam International Growth and Income                          16.46%           N/A            15.09%
Putnam International New Opportunities                          93.94%           N/A            29.68%
Putnam Investors                                                22.03%           N/A            23.11%
Putnam Money Market                                             -2.94%          2.86%            3.11%
Putnam New Opportunities                                        60.65%         30.59%           28.08%
Putnam New Value                                                -7.33%           N/A             4.47%
Putnam OTC & Emerging Growth                                    117.29%          N/A            58.78%
Putnam Research                                                 19.76%           N/A            33.00%
Putnam Small Cap Value                                            N/A            N/A            -4.91%
Putnam Technology                                                 N/A            N/A             N/A
Putnam Utilities Growth and Income                              -8.36%         14.92%           10.72%
Putnam Vista                                                    44.35%           N/A            27.98%
Putnam Voyager                                                  49.71%         29.37%           20.33%
Putnam Voyager II                                                 N/A            N/A             N/A


--------------

* Performance figures have been adjusted to reflect the current charge for Retirement Income Guarantee Rider 2 as if that feature had been available throughout the periods shown. For purposes of computing the Rider fee, we assumed that Income Base B applied, that there were no additional purchase payments or withdrawals, and that the Contract Issue Date coincided with the inception date of the Fund (Class IA shares).

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares, the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown on the first note to the first table above.


(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*

                                                                                          Ten Years or
Variable Sub-Account                                         One Year     Five Years      Since Fund Inception**


Putnam American Government Income                                 N/A            N/A              N/A
Putnam Asia Pacific Growth                                      97.86%           N/A            11.62%
Putnam Capital Appreciation                                       N/A            N/A              N/A
Putnam Diversified Income                                       -6.01%          4.49%            2.81%
The George Putnam Fund                                          -8.14%           N/A            -3.55%
Putnam Global Asset Allocation                                   3.87%         14.61%           10.21%
Putnam Global Growth                                            55.93%         24.59%           15.03%
Putnam Growth and Income                                        -6.29%         17.02%           11.93%
Putnam Growth Opportunities                                       N/A            N/A              N/A
Putnam Health Sciences                                          -11.67%          N/A            -2.52%
Putnam High Yield                                               -2.01%          6.37%            8.82%
Putnam Income                                                   -9.87%          4.87%            5.56%
Putnam International Growth                                     51.46%           N/A            26.88%
Putnam International Growth and Income                          16.27%           N/A            14.91%
Putnam International New Opportunities                          93.64%           N/A            29.48%
Putnam Investors                                                21.83%           N/A            22.91%
Putnam Money Market                                             -3.10%          2.70%            2.95%
Putnam New Opportunities                                        60.40%         30.39%           27.88%
Putnam New Value                                                -7.48%           N/A             4.30%
Putnam OTC & Emerging Growth                                    116.95%          N/A            58.53%
Putnam Research                                                 19.57%           N/A            32.79%
Putnam Small Cap Value                                            N/A            N/A            -5.06%
Putnam Technology                                                 N/A            N/A             N/A
Putnam Utilities Growth and Income                              -8.51%         14.74%           10.55%
Putnam Vista                                                    44.12%           N/A            27.78%
Putnam Voyager                                                  49.47%         29.17%           20.15%
Putnam Voyager II                                                 N/A            N/A             N/A
--------------




* Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares, adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown on the first note to the preceding table.

                                   APPENDIX B

                      PUTNAM ALLSTATE ADVISOR APEX CONTRACT

Putnam Allstate Advisor Apex Contracts were first offered to the public on October 25, 1999. Accordingly, performance shown for periods prior to that date reflects the performance of the Variable Sub-Accounts, adjusted to reflect the current charges under the Contracts that would have applied had they been in existence at the time. These Contract charges include a maximum sales charge of 5.75% of purchase payments (not reflected in non-standardized total returns) and total Variable Account annual expenses of:

o        0.80% (without any optional benefit riders), or
o        0.95% if you select the Enhanced Beneficiary Protection Option.

In addition, where Retirement Income Guarantee Rider 2 is included, the performance shown reflects the deduction of the annual Rider fee equal to 0.30% of the Income Base, assuming Income Base B is in effect and assuming no additional purchase payments or withdrawals.

The performance shown does not reflect the maximum withdrawal charge of 0.50%, which applies only during the first Contract Year and only to Contracts under which purchase payments of at least a $1 million have been made. If such charge were reflected, the performance shown would be lower.

See the Expense Table in the Prospectus for more details.

Standardized Total Returns


Set out below are the standardized total returns for each Variable Sub-Account (other than the Putnam American Government Income, Putnam Growth Opportunities, Putnam Technology, Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts) since its inception through December 31, 1999. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000.

(Without the Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)


Variable Sub-Account                                                             Since Inception of Sub-Account


Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     281.10%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                      -20.80%
The George Putnam Fund                                                                         -37.74%
Putnam Global Asset Allocation                                                                  2.21%
Putnam Global Growth                                                                           315.23%
Putnam Growth and Income                                                                       -41.05%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          1.01%
Putnam High Yield                                                                              -11.95%
Putnam Income                                                                                  -31.24%
Putnam International Growth                                                                    204.81%
Putnam International Growth and Income                                                          -1.80%
Putnam International New Opportunities                                                         518.95%
Putnam Investors                                                                                68.85%
Putnam Money Market                                                                            -25.94%
Putnam New Opportunities                                                                       298.59%
Putnam New Value                                                                               -40.27%
Putnam OTC & Emerging Growth                                                                   690.43%
Putnam Research                                                                                 27.32%
Putnam Small Cap Value                                                                          9.37%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                             -43.79%
Putnam Vista                                                                                   226.38%
Putnam Voyager                                                                                 217.53%
Putnam Voyager II                                                                                N/A


(With the Enhanced Beneficiary Protection Option)

Variable Sub-Account                                                             Since Inception of Sub-Account

Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     280.53%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                      -20.92%
The George Putnam Fund                                                                         -37.83%
Putnam Global Asset Allocation                                                                  2.06%
Putnam Global Growth                                                                           314.61%
Putnam Growth and Income                                                                       -41.14%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          0.86%
Putnam High Yield                                                                              -12.09%
Putnam Income                                                                                  -31.34%
Putnam International Growth                                                                    204.35%
Putnam International Growth and Income                                                          -1.95%
Putnam International New Opportunities                                                         518.02%
Putnam Investors                                                                                68.60%
Putnam Money Market                                                                            -26.05%
Putnam New Opportunities                                                                       297.99%
Putnam New Value                                                                               -40.36%
Putnam OTC & Emerging Growth                                                                   689.25%
Putnam Research                                                                                 27.12%
Putnam Small Cap Value                                                                          9.21%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                             -43.88%
Putnam Vista                                                                                   225.89%
Putnam Voyager                                                                                 217.05%
Putnam Voyager II                                                                                N/A


(With Retirement Income Guarantee Rider 2)

Variable Sub-Account                                                             Since Inception of Sub-Account

Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     275.87%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                      -22.22%
The George Putnam Fund                                                                         -38.90%
Putnam Global Asset Allocation                                                                  0.46%
Putnam Global Growth                                                                           309.62%
Putnam Growth and Income                                                                       -42.17%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          -0.73%
Putnam High Yield                                                                              -13.51%
Putnam Income                                                                                  -32.50%
Putnam International Growth                                                                    200.47%
Putnam International Growth and Income                                                          -3.50%
Putnam International New Opportunities                                                         511.14%
Putnam Investors                                                                                66.19%
Putnam Money Market                                                                            -27.28%
Putnam New Opportunities                                                                       293.16%
Putnam New Value                                                                               -41.40%
Putnam OTC & Emerging Growth                                                                   680.86%
Putnam Research                                                                                 25.21%
Putnam Small Cap Value                                                                          7.51%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                             -44.86%
Putnam Vista                                                                                   221.78%
Putnam Voyager                                                                                 213.03%
Putnam Voyager II                                                                                N/A


(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

Variable Sub-Account                                                             Since Inception of Sub-Account

Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     275.31%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                      -22.34%
The George Putnam Fund                                                                         -38.99%
Putnam Global Asset Allocation                                                                  0.31%
Putnam Global Growth                                                                           309.01%
Putnam Growth and Income                                                                       -42.26%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          -0.88%
Putnam High Yield                                                                              -13.64%
Putnam Income                                                                                  -32.60%
Putnam International Growth                                                                    200.02%
Putnam International Growth and Income                                                          -3.65%
Putnam International New Opportunities                                                         510.22%
Putnam Investors                                                                                65.94%
Putnam Money Market                                                                            -27.40%
Putnam New Opportunities                                                                       292.57%
Putnam New Value                                                                               -41.49%
Putnam OTC & Emerging Growth                                                                   679.69%
Putnam Research                                                                                 25.02%
Putnam Small Cap Value                                                                          7.35%
Putnam Technology                                                                               N/A
Putnam Utilities Growth and Income                                                             -44.95%
Putnam Vista                                                                                   221.30%
Putnam Voyager                                                                                 212.56%
Putnam Voyager II                                                                                N/A

Non-Standardized Total Returns


Set out below are the non-standardized total returns for each Variable Sub-Account (other than the Putnam American Government Income, Putnam Growth Opportunities, Putnam Technology, Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts) since its inception through December 31, 1999. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000. The non-standardized total returns shown below do not reflect the withdrawal charges that may be imposed under the Putnam Allstate Advisor Apex Contracts. No non-standardized performance is shown for Contracts with Retirement Income Guarantee Rider 2.

(Without the Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)


Variable Sub-Account                                                             Since Inception of Sub-Account

Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     436.60%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                       11.64%
The George Putnam Fund                                                                         -12.22%
Putnam Global Asset Allocation                                                                  44.05%
Putnam Global Growth                                                                           484.62%
Putnam Growth and Income                                                                       -16.90%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          42.36%
Putnam High Yield                                                                               24.09%
Putnam Income                                                                                   -3.07%
Putnam International Growth                                                                    329.25%
Putnam International Growth and Income                                                          38.39%
Putnam International New Opportunities                                                         771.20%
Putnam Investors                                                                               137.88%
Putnam Money Market                                                                             4.39%
Putnam New Opportunities                                                                       461.20%
Putnam New Value                                                                               -15.80%
Putnam OTC & Emerging Growth                                                                   1012.38%
Putnam Research                                                                                 79.40%
Putnam Small Cap Value                                                                          54.13%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                             -20.76%
Putnam Vista                                                                                   359.60%
Putnam Voyager                                                                                 347.14%
Putnam Voyager II                                                                                N/A


(With the Enhanced Beneficiary Protection Option)

Variable Sub-Account                                                             Since Inception of Sub-Account

Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     435.79%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                       11.47%
The George Putnam Fund                                                                         -12.35%
Putnam Global Asset Allocation                                                                  43.83%
Putnam Global Growth                                                                           483.74%
Putnam Growth and Income                                                                       -17.02%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          42.14%
Putnam High Yield                                                                               23.91%
Putnam Income                                                                                   -3.21%
Putnam International Growth                                                                    328.60%
Putnam International Growth and Income                                                          38.18%
Putnam International New Opportunities                                                         769.90%
Putnam Investors                                                                               137.52%
Putnam Money Market                                                                             4.24%
Putnam New Opportunities                                                                       460.36%
Putnam New Value                                                                               -15.92%
Putnam OTC & Emerging Growth                                                                   1010.72%
Putnam Research                                                                                 79.13%
Putnam Small Cap Value                                                                          53.90%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                             -20.88%
Putnam Vista                                                                                   358.91%
Putnam Voyager                                                                                 346.47%
Putnam Voyager II                                                                                N/A

Adjusted Historical Total Returns

Set out below are the adjusted historical total returns for each Variable Sub-Account (other than the Putnam American Government Income, Putnam Growth Opportunities, Putnam Technology, Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts) since the Fund's inception through December 31, 1999. Adjusted historical total returns are computed in the same manner as standardized total returns, except that the performance figures shown are based on the Funds' historical performance since the inception of the Funds rather than the inception of the Variable Sub-Accounts.

(Without  the Enhanced  Beneficiary  Protection  Option or a  Retirement  Income Guarantee Rider)

                                                                                           Ten Year or
Variable Sub-Account                                         One Year       Five Years     Since Fund Inception**

Putnam American Government Income                                 N/A            N/A             N/A
Putnam Asia Pacific Growth                                      93.63%           N/A            11.83%
Putnam Capital Appreciation                                       N/A            N/A             N/A
Putnam Diversified Income                                       -4.87%          4.66%           3.15%
The George Putnam Fund                                          -6.89%           N/A            -2.40%
Putnam Global Asset Allocation                                   4.50%         14.55%           10.56%
Putnam Global Growth                                            53.86%         24.41%           15.40%
Putnam Growth and Income                                        -5.14%         16.89%           12.26%
Putnam Growth Opportunities                                       N/A            N/A             N/A
Putnam Health Sciences                                          -10.23%          N/A            -1.40%
Putnam High Yield                                               -1.07%          6.49%           9.15%
Putnam Income                                                   -8.53%          5.04%           5.92%
Putnam International Growth                                     49.63%           N/A            26.54%
Putnam International Growth and Income                          16.26%           N/A            14.95%
Putnam International New Opportunities                          89.63%           N/A            29.12%
Putnam Investors                                                21.53%           N/A            22.77%
Putnam Money Market                                             -2.78%          2.81%           3.31%
Putnam New Opportunities                                        58.10%         30.09%           27.76%
Putnam New Value                                                -6.26%           N/A            4.76%
Putnam OTC & Emerging Growth                                    111.72%          N/A            56.96%
Putnam Research                                                 19.39%           N/A            32.27%
Putnam Small Cap Value                                            N/A            N/A            -3.86%
Putnam Technology                                                 N/A            N/A             N/A
Putnam Utilities Growth and Income                              -7.24%         14.66%           10.72%
Putnam Vista                                                    42.67%           N/A            27.40%
Putnam Voyager                                                  47.74%         28.88%           20.44%
Putnam Voyager II                                                 N/A            N/A             N/A
--------------


* Each of the  above  Funds  (Class IB  shares)  corresponding  to the  Variable
Sub-Accounts  commenced  operations on April 30, 1998,  except for the Putnam VT
Diversified Income, Growth and Income, and International Growth Funds, which commenced operations on April 6, 1998, the Putnam VT Research Fund, which commenced operations September 30, 1998, the Putnam VT Small Cap Value Fund, which commenced operations April 30, 1999, the Putnam VT American Government
Fund and Putnam VT Growth  Opportunities  Fund,  which  commenced  operations on
January 31, 2000, the Putnam VT Technology  Fund which  commenced  operations on
June 14, 2000, and the Putnam VT Capital  Appreciation  and Putnam VT Voyager II
Funds, which commenced operations on September 1, 2000. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are as follows:


     Global  Asset  Allocation,  Growth and Income,  Income,  High Yield,  Money
     Market, and Voyager commenced operations on February 1, 1988; Global Growth commenced operations on May 1, 1990; Utilities Growth and Income commenced operations on May 1, 1992; Diversified Income commenced operations on September 15, 1993; New Opportunities commenced operations on May 2, 1994;
     Asia Pacific  Growth  commenced  operations  on May 1, 1995;  International
     Growth,  International Growth and Income,  International New Opportunities,
     New Value and Vista  commenced  operations  on January 2, 1997;  The George
     Putnam Fund of Boston, Health Sciences, Investors and OTC & Emerging Growth commenced operations on April 30, 1998.




(With the Enhanced Beneficiary Protection Option)*


Variable Sub-Account                                            One Year    Five Years     Ten Years or
                                                                                           Since Fund Inception**

Putnam American Government Income                                 N/A            N/A              N/A
Putnam Asia Pacific Growth                                      93.34%           N/A            11.66%
Putnam Capital Appreciation                                       N/A            N/A              N/A
Putnam Diversified Income                                       -5.02%          4.51%            2.99%
The George Putnam Fund                                          -7.03%           N/A            -2.55%
Putnam Global Asset Allocation                                   4.34%         14.38%           10.40%
Putnam Global Growth                                            53.63%         24.23%           15.22%
Putnam Growth and Income                                        -5.28%         16.71%           12.09%
Putnam Growth Opportunities                                       N/A            N/A              N/A
Putnam Health Sciences                                          -10.37%          N/A            -1.55%
Putnam High Yield                                               -1.22%          6.33%            8.98%
Putnam Income                                                   -8.67%          4.88%            5.76%
Putnam International Growth                                     49.40%           N/A            26.35%
Putnam International Growth and Income                          16.09%           N/A            14.78%
Putnam International New Opportunities                          89.34%           N/A            28.92%
Putnam Investors                                                21.35%           N/A            22.59%
Putnam Money Market                                             -2.93%          2.66%            3.15%
Putnam New Opportunities                                        57.86%         29.89%           27.57%
Putnam New Value                                                -6.40%           N/A             4.60%
Putnam OTC & Emerging Growth                                    111.40%          N/A            56.72%
Putnam Research                                                 19.21%           N/A            32.07%
Putnam Small Cap Value                                            N/A            N/A            -4.00%
Putnam Technology                                                 N/A            N/A             N/A
Putnam Utilities Growth and Income                              -7.38%         14.48%           10.55%
Putnam Vista                                                    42.45%           N/A            27.21%
Putnam Voyager                                                  47.52%      28.69%              20.26%
Putnam Voyager II                                                 N/A            N/A             N/A
--------------


* Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds
     (Class IB shares, the performance shown is based on the historical performance of the Funds (Class IA shares, adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds
     (Class IA shares) are shown on the first note to the first table above.




(With Retirement Income Guarantee Rider 2)*


                                                                                        Ten Years or
Variable Sub-Account                                         One Year     Five Years     Since Fund Inception**


Putnam American Government Income                                 N/A            N/A              N/A
Putnam Asia Pacific Growth                                      93.33%           N/A            11.44%
Putnam Capital Appreciation                                       N/A            N/A              N/A
Putnam Diversified Income                                       -5.17%          4.37%            2.78%
The George Putnam Fund                                          -7.19%           N/A            -2.77%
Putnam Global Asset Allocation                                   4.20%         14.30%           10.28%
Putnam Global Growth                                            53.56%         24.14%           15.09%
Putnam Growth and Income                                        -5.44%         16.66%           12.00%
Putnam Growth Opportunities                                       N/A            N/A              N/A
Putnam Health Sciences                                          -10.53%          N/A            -1.78%
Putnam High Yield                                               -1.37%          6.21%            8.89%
Putnam Income                                                   -8.83%          4.75%            5.63%
Putnam International Growth                                     49.33%           N/A            26.25%
Putnam International Growth and Income                          15.96%           N/A            14.66%
Putnam International New Opportunities                          89.33%           N/A            28.78%
Putnam Investors                                                21.23%           N/A            22.42%
Putnam Money Market                                             -3.08%          2.49%            2.96%
Putnam New Opportunities                                        57.80%         29.86%           27.51%
Putnam New Value                                                -6.56%           N/A             4.47%
Putnam OTC & Emerging Growth                                    111.42%          N/A            56.55%
Putnam Research                                                 19.09%           N/A            31.76%
Putnam Small Cap Value                                            N/A            N/A            -4.30%
Putnam Technology                                                 N/A            N/A             N/A
Putnam Utilities Growth and Income                              -7.54%         14.42%           10.43%
Putnam Vista                                                    42.37%           N/A            27.12%
Putnam Voyager                                                  47.44%         28.65%           20.21%
Putnam Voyager II                                                 N/A            N/A             N/A
--------------


* Performance figures have been adjusted to reflect the current charge for Retirement Income Guarantee Rider 2 as if that feature had been available throughout the periods shown. For purposes of computing the Rider fee, we assumed that Income Base B applied, that there were no additional purchase payments or withdrawals, and that the Contract Issue Date coincided with the inception date of the Fund (Class IA shares).

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares).
     The inception dates for the Funds (Class IA shares are shown on the first note to the first table above.




(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*


                                                                                          Ten Years or
Variable Sub-Account                                         One Year   Five Years      Since Fund Inception**


Putnam American Government Income                                 N/A            N/A              N/A
Putnam Asia Pacific Growth                                      93.04%           N/A            11.27%
Putnam Capital Appreciation                                       N/A            N/A              N/A
Putnam Diversified Income                                       -5.31%          4.21%            2.62%
The George Putnam Fund                                          -7.33%           N/A            -2.91%
Putnam Global Asset Allocation                                   4.04%         14.12%           10.11%
Putnam Global Growth                                            53.33%         23.95%           14.91%
Putnam Growth and Income                                        -5.58%         16.48%           11.83%
Putnam Growth Opportunities                                       N/A            N/A              N/A
Putnam Health Sciences                                          -10.67%          N/A            -1.93%
Putnam High Yield                                               -1.52%          6.05%            8.73%
Putnam Income                                                   -8.96%          4.59%            5.47%
Putnam International Growth                                     49.10%           N/A            26.06%
Putnam International Growth and Income                          15.79%           N/A            14.49%
Putnam International New Opportunities                          89.04%           N/A            28.59%
Putnam Investors                                                21.05%           N/A            22.23%
Putnam Money Market                                             -3.23%          2.33%            2.80%
Putnam New Opportunities                                        57.56%         29.66%           27.32%
Putnam New Value                                                -6.70%           N/A             4.31%
Putnam OTC & Emerging Growth                                    111.10%          N/A            56.32%
Putnam Research                                                 18.91%           N/A            31.56%
Putnam Small Cap Value                                            N/A            N/A            -4.44%
Putnam Technology                                                 N/A            N/A             N/A
Putnam Utilities Growth and Income                              -7.68%         14.25%           10.26%
Putnam Vista                                                    42.15%           N/A            26.93%
Putnam Voyager                                                  47.22%         28.46%           20.03%
Putnam Voyager II                                                 N/A            N/A             N/A
--------------




* Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares, the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares are shown on the first note to the preceding table.

                                   APPENDIX C

                      PUTNAM ALLSTATE ADVISOR PLUS CONTRACT

Putnam Allstate Advisor Plus Contracts were first offered to the public on February 4, 2000. Accordingly, performance shown for periods prior to that date reflects the performance of the Variable Sub-Accounts, adjusted to reflect the current charges under the Contracts that would have applied had they been in existence at the time. These Contract charges include a maximum withdrawal charge of 8% that declines to zero after seven years (not reflected in non-standardized total returns), and total Variable Account annual expenses of:

o        1.60% (without any optional benefit riders), or
o        1.75% with the Enhanced Beneficiary Protection Option.

In addition, where Retirement Income Guarantee Rider 2 is included, the performance shown reflects the deduction of the annual Rider fee equal to 0.30% of the Income Base, assuming Income Base B is in effect and assuming no additional purchase payments or withdrawals.

The  standardized   total  returns  shown  below  also  include  the  4%  credit enhancement available under the Putnam Allstate Advisor Plus Contract.

See the Expense Table in the Prospectus for more details.


Standardized Total Returns

Set out below are the standardized total returns for each Variable Sub-Account (other than the Putnam American Government Income, Putnam Growth Opportunities, Putnam Technology, Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts) since its inception through December 31, 1999. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000.


(Without the Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)

Variable Sub-Account                                                             Since Inception of Sub-Account

Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     128.62%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                       -6.54%
The George Putnam Fund                                                                         -14.99%
Putnam Global Asset Allocation                                                                  6.30%
Putnam Global Growth                                                                            97.81%
Putnam Growth and Income                                                                       -16.84%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          4.72%
Putnam High Yield                                                                               -5.51%
Putnam Income                                                                                   -8.83%
Putnam International Growth                                                                     70.24%
Putnam International Growth and Income                                                          10.61%
Putnam International New Opportunities                                                         142.91%
Putnam Investors                                                                                30.32%
Putnam Money Market                                                                             -2.04%
Putnam New Opportunities                                                                        94.08%
Putnam New Value                                                                               -22.27%
Putnam OTC & Emerging Growth                                                                   178.99%
Putnam Research                                                                                 20.82%
Putnam Small Cap Value                                                                          0.13%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -4.70%
Putnam Vista                                                                                    64.03%
Putnam Voyager                                                                                  68.38%
Putnam Voyager II                                                                                N/A


(With the Enhanced Beneficiary Protection Option)
Variable Sub-Account                                                             Since Inception of Sub-Account


Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     128.27%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                       -6.69%
The George Putnam Fund                                                                         -15.13%
Putnam Global Asset Allocation                                                                  6.13%
Putnam Global Growth                                                                            97.80%
Putnam Growth and Income                                                                       -16.98%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          4.55%
Putnam High Yield                                                                               -5.67%
Putnam Income                                                                                   -8.98%
Putnam International Growth                                                                     69.97%
Putnam International Growth and Income                                                          10.43%
Putnam International New Opportunities                                                         142.53%
Putnam Investors                                                                                30.11%
Putnam Money Market                                                                             -2.20%
Putnam New Opportunities                                                                        93.77%
Putnam New Value                                                                               -22.39%
Putnam OTC & Emerging Growth                                                                   178.55%
Putnam Research                                                                                 20.62%
Putnam Small Cap Value                                                                          -0.02%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -4.85%
Putnam Vista                                                                                    63.77%
Putnam Voyager                                                                                  68.11%
Putnam Voyager II                                                                                N/A


(With Retirement Income Guarantee Rider 2)

Variable Sub-Account                                                             Since Inception of Sub-Account

Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     127.98%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                       -7.02%
The George Putnam Fund                                                                         -15.45%
Putnam Global Asset Allocation                                                                  5.80%
Putnam Global Growth                                                                            97.19%
Putnam Growth and Income                                                                       -17.31%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          4.22%
Putnam High Yield                                                                               -6.00%
Putnam Income                                                                                   -9.31%
Putnam International Growth                                                                     69.66%
Putnam International Growth and Income                                                          10.10%
Putnam International New Opportunities                                                         142.25%
Putnam Investors                                                                                29.79%
Putnam Money Market                                                                             -2.53%
Putnam New Opportunities                                                                        93.46%
Putnam New Value                                                                               -22.72%
Putnam OTC & Emerging Growth                                                                   178.29%
Putnam Research                                                                                 20.29%
Putnam Small Cap Value                                                                          -0.35%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -5.18%
Putnam Vista                                                                                    63.45%
Putnam Voyager                                                                                  67.79%
Putnam Voyager II                                                                                N/A



(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

Variable Sub-Account                                                             Since Inception of Sub-Account


Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     127.62%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                       -7.18%
The George Putnam Fund                                                                         -15.59%
Putnam Global Asset Allocation                                                                  5.63%
Putnam Global Growth                                                                            97.18%
Putnam Growth and Income                                                                       -17.44%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          4.05%
Putnam High Yield                                                                               -6.15%
Putnam Income                                                                                   -9.46%
Putnam International Growth                                                                     69.39%
Putnam International Growth and Income                                                          9.92%
Putnam International New Opportunities                                                         141.87%
Putnam Investors                                                                                29.58%
Putnam Money Market                                                                             -2.69%
Putnam New Opportunities                                                                        93.16%
Putnam New Value                                                                               -22.85%
Putnam OTC & Emerging Growth                                                                   177.85%
Putnam Research                                                                                 20.10%
Putnam Small Cap Value                                                                          -0.51%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -5.34%
Putnam Vista                                                                                    63.19%
Putnam Voyager                                                                                  67.52%
Putnam Voyager II                                                                                N/A



Non-Standardized Total Returns

Set out below are the non-standardized total returns for each Variable Sub-Account (other than the Putnam American Government Income, Putnam Growth Opportunities, Putnam Technology, Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts) since its inception through December 31, 1999. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciaiton and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000. The non-standardized total returns shown below do not include the 4% credit enhancement available under the Putnam Allstate Advisor Plus Contract or the withdrawal charge that may be imposed under the Contract. No non-standardized performance is shown for Contracts with Retirement Income Guarantee Rider 2.

(Without the Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)

Variable Sub-Account                                                             Since Inception of Sub-Account

Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     128.18%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                       -2.33%
The George Putnam Fund                                                                         -10.58%
Putnam Global Asset Allocation                                                                  10.17%
Putnam Global Growth                                                                            98.57%
Putnam Growth and Income                                                                       -12.39%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          8.63%
Putnam High Yield                                                                               -1.33%
Putnam Income                                                                                   -4.57%
Putnam International Growth                                                                     72.04%
Putnam International Growth and Income                                                          14.35%
Putnam International New Opportunities                                                         141.89%
Putnam Investors                                                                                33.47%
Putnam Money Market                                                                             2.04%
Putnam New Opportunities                                                                        94.98%
Putnam New Value                                                                               -17.70%
Putnam OTC & Emerging Growth                                                                   176.46%
Putnam Research                                                                                 24.26%
Putnam Small Cap Value                                                                          4.17%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -0.54%
Putnam Vista                                                                                    66.04%
Putnam Voyager                                                                                  70.24%
Putnam Voyager II                                                                                N/A


(With the Enhanced Beneficiary Protection Option)

Variable Sub-Account                                                             Since Inception of Sub-Account

Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     127.84%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                       -2.48%
The George Putnam Fund                                                                         -10.71%
Putnam Global Asset Allocation                                                                  10.00%
Putnam Global Growth                                                                            98.57%
Putnam Growth and Income                                                                       -12.53%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          8.46%
Putnam High Yield                                                                               -1.48%
Putnam Income                                                                                   -4.72%
Putnam International Growth                                                                     71.78%
Putnam International Growth and Income                                                          14.18%
Putnam International New Opportunities                                                         141.53%
Putnam Investors                                                                                33.27%
Putnam Money Market                                                                             1.89%
Putnam New Opportunities                                                                        94.69%
Putnam New Value                                                                               -17.82%
Putnam OTC & Emerging Growth                                                                   176.04%
Putnam Research                                                                                 24.07%
Putnam Small Cap Value                                                                          4.01%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -0.69%
Putnam Vista                                                                                    65.79%
Putnam Voyager                                                                                  69.98%
Putnam Voyager II                                                                                N/A

Adjusted Historical Total Returns


Set out below are the adjusted historical total returns for each Variable Sub-Account (other than the Putnam American Government Income, Putnam Growth Opportunities, Putnam Technology, Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts) since the Fund's inception through December 31, 1999. Adjusted historical total returns are computed in the same manner as standardized total returns, except that the performance figures shown are based on the Funds' historical performance since the inception of the Funds rather than the inception of the Variable Sub-Accounts. The adjusted historical total returns shown below include the 4% credit enhancement available under the Putnam Allstate Advisor Plus Contract as well as the applicable withdrawal charge under the Contract.


(Without  the Enhanced  Beneficiary  Protection  Option or a  Retirement  Income Guarantee Rider)

                                                                                           Ten Years or
Variable Sub-Account                                         One Year       Five Years     Since Fund Inception*


Putnam American Government Income                                 N/A            N/A             N/A
Putnam Asia Pacific Growth                                      105.16%          N/A            12.59%
Putnam Capital Appreciation                                       N/A            N/A             N/A
Putnam Diversified Income                                       -2.68%          5.06%           3.48%
The George Putnam Fund                                          -4.89%           N/A            -1.36%
Putnam Global Asset Allocation                                   7.57%         15.31%           10.75%
Putnam Global Growth                                            63.98%         25.81%           15.80%
Putnam Growth and Income                                        -2.96%         17.72%           12.45%
Putnam Growth Opportunities                                       N/A            N/A             N/A
Putnam Health Sciences                                          -8.54%           N/A            -0.28%
Putnam High Yield                                                1.47%          6.96%           9.33%
Putnam Income                                                   -6.67%          5.45%           6.11%
Putnam International Growth                                     56.98%           N/A            28.35%
Putnam International Growth and Income                          20.45%           N/A            16.17%
Putnam International New Opportunities                          100.77%          N/A            31.04%
Putnam Investors                                                26.22%           N/A            25.71%
Putnam Money Market                                             -0.38%          3.12%           3.48%
Putnam New Opportunities                                        66.25%         31.26%           28.72%
Putnam New Value                                                -4.19%           N/A            5.38%
Putnam OTC & Emerging Growth                                    124.94%          N/A            62.22%
Putnam Research                                                 23.87%           N/A            36.93%
Putnam Small Cap Value                                            N/A            N/A            0.13%
Putnam Technology                                                 N/A            N/A             N/A
Putnam Utilities Growth and Income                              -5.26%         15.42%           11.07%
Putnam Vista                                                    49.35%           N/A            29.25%
Putnam Voyager                                                  54.91%         30.03%           20.65%
Putnam Voyager II                                                 N/A            N/A             N/A
--------------

* Each of the  above  Funds  (Class IB  shares)  corresponding  to the  Variable
Sub-Accounts  commenced  operations on April 30, 1998,  except for the Putnam VT
Diversified Income, Growth and Income, and International Growth Funds, which commenced operations on April 6, 1998, the Putnam VT Research Fund, which commenced operations September 30, 1998, the Putnam VT Small Cap Value Fund, which commenced operations April 30, 1999, the Putnam VT American Government
Fund and Putnam VT Growth  Opportunities  Fund,  which  commenced  operations on
January 31, 2000, the Putnam VT Technology Fund,  which commenced  operations on
June 14,  2000 and the Putnam VT Capital  Appreciation  and Putnam VT Voyager II
Funds, which commenced operations on September 1, 2000. For periods prior to the inception dates of the Funds (Class IB shares, the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are as follows:


     Global  Asset  Allocation,  Growth and Income,  Income,  High Yield,  Money
     Market, and Voyager commenced operations on February 1, 1988; Global Growth commenced operations on May 1, 1990; Utilities Growth and Income commenced operations on May 1, 1992; Diversified Income commenced operations on September 15, 1993; New Opportunities commenced operations on May 2, 1994;
     Asia Pacific  Growth  commenced  operations  on May 1, 1995;  International
     Growth,  International Growth and Income,  International New Opportunities,
     New Value and Vista  commenced  operations  on January 2, 1997;  The George
     Putnam Fund of Boston, Health Sciences, Investors and OTC & Emerging Growth commenced operations on April 30, 1998.



(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*


                                                                                          Ten Years or
Variable Sub-Account                                         One Year        Five Years   Since Fund Inception**


Putnam American Government Income                                 N/A            N/A              N/A
Putnam Asia Pacific Growth                                      104.51%          N/A            12.00%
Putnam Capital Appreciation                                       N/A            N/A             N/A
Putnam Diversified Income                                       -3.16%          4.58%            2.92%
The George Putnam Fund                                          -5.37%           N/A            -1.92%
Putnam Global Asset Allocation                                   7.07%         14.86%           10.29%
Putnam Global Growth                                            63.56%         25.35%           15.31%
Putnam Growth and Income                                        -3.45%         17.30%           12.00%
Putnam Growth Opportunities                                       N/A            N/A              N/A
Putnam Health Sciences                                          -9.02%           N/A            -0.86%
Putnam High Yield                                                0.98%          6.49%            8.90%
Putnam Income                                                   -7.16%          4.96%            5.63%
Putnam International Growth                                     56.40%           N/A            27.84%
Putnam International Growth and Income                          19.93%           N/A            15.68%
Putnam International New Opportunities                          100.12%          N/A            30.48%
Putnam Investors                                                25.68%           N/A            25.12%
Putnam Money Market                                             -0.88%          2.61%            2.96%
Putnam New Opportunities                                        65.66%         30.82%           28.26%
Putnam New Value                                                -4.68%           N/A             4.89%
Putnam OTC & Emerging Growth                                    124.25%          N/A            61.52%
Putnam Research                                                 23.34%           N/A            36.16%
Putnam Small Cap Value                                            N/A            N/A            -0.51%
Putnam Technology                                                 N/A            N/A             N/A
Putnam Utilities Growth and Income                              -5.74%         14.99%           10.60%
Putnam Vista                                                    48.79%           N/A            28.75%
Putnam Voyager                                                  54.33%         29.59%           20.22%
Putnam Voyager II                                                 N/A            N/A             N/A
--------------


* Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option and Retirement Income Guarantee
     Rider 2 as if those features had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds
     (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds
     (Class IA shares) are shown on the first note to the preceding table.



(With the Enhanced Beneficiary Protection Option)*


  Variable Sub-Account                                         One Year    Five Years     Ten Years or
                                                                                          Since Fund Inception**


Putnam American Government Income                                 N/A            N/A              N/A
Putnam Asia Pacific Growth                                      104.84%          N/A            12.41%
Putnam Capital Appreciation                                       N/A            N/A             N/A
Putnam Diversified Income                                       -2.83%          4.89%            3.32%
The George Putnam Fund                                          -5.04%           N/A            -1.52%
Putnam Global Asset Allocation                                   7.402         15.13%           10.58%
Putnam Global Growth                                            63.89%         25.64%           15.64%
Putnam Growth and Income                                        -3.12%         17.54%           12.28%
Putnam Growth Opportunities                                       N/A            N/A              N/A
Putnam Health Sciences                                          -8.69%           N/A            -0.44%
Putnam High Yield                                                1.31%          6.79%            9.17%
Putnam Income                                                   -6.83%          5.28%            5.94%
Putnam International Growth                                     56.73%           N/A            28.15%
Putnam International Growth and Income                          20.26%           N/A            15.99%
Putnam International New Opportunities                          100.45%          N/A            30.84%
Putnam Investors                                                26.01%           N/A            25.51%
Putnam Money Market                                             -0.55%          2.96%            3.33%
Putnam New Opportunities                                        65.99%         31.06%           28.52%
Putnam New Value                                                -4.35%           N/A             5.21%
Putnam OTC & Emerging Growth                                    124.58%          N/A            61.96%
Putnam Research                                                 23.67%           N/A            36.71%
Putnam Small Cap Value                                            N/A            N/A            -0.02%
Putnam Technology                                                 N/A            N/A             N/A
Putnam Utilities Growth and Income                              -5.41%         15.24%           10.90%
Putnam Vista                                                    49.12%           N/A            29.05%
Putnam Voyager                                                  54.66%         29.83%           20.46%
Putnam Voyager II                                                 N/A            N/A             N/A
--------------


* Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares).
     The inception dates for the Funds (Class IA shares) are shown on the first note to the first table above.



(With Retirement Income Guarantee Rider 2)*

                                                                                           Ten Years or
 Variable Sub-Account                                         One Year       Five Years    Since Fund Inception**


Putnam American Government Income                                 N/A            N/A              N/A
Putnam Asia Pacific Growth                                      104.83%          N/A            12.18%
Putnam Capital Appreciation                                       N/A            N/A             N/A
Putnam Diversified Income                                       -3.00%          4.74%            3.09%
The George Putnam Fund                                          -5.21%           N/A            -1.76%
Putnam Global Asset Allocation                                   7.24%         15.04%           10.46%
Putnam Global Growth                                            63.65%         25.52%           15.48%
Putnam Growth and Income                                        -3.29%         17.48%           12.18%
Putnam Growth Opportunities                                       N/A            N/A              N/A
Putnam Health Sciences                                          -8.87%           N/A            -0.70%
Putnam High Yield                                                1.14%          6.66%            9.07%
Putnam Income                                                   -7.01%          5.13%            5.80%
Putnam International Growth                                     56.65%           N/A            28.04%
Putnam International Growth and Income                          20.12%           N/A            15.86%
Putnam International New Opportunities                          100.43%          N/A            30.69%
Putnam Investors                                                25.89%           N/A            25.33%
Putnam Money Market                                             -0.72%          2.77%            3.12%
Putnam New Opportunities                                        65.92%         31.02%           28.46%
Putnam New Value                                                -4.52%           N/A             5.06%
Putnam OTC & Emerging Growth                                    124.61%          N/A            61.78%
Putnam Research                                                 23.54%           N/A            36.38%
Putnam Small Cap Value                                            N/A            N/A            -0.35%
Putnam Technology                                                 N/A            N/A             N/A
Putnam Utilities Growth and Income                              -5.59%         15.17%           10.77%
Putnam Vista                                                    49.02%           N/A            28.95%
Putnam Voyager                                                  54.58%         29.79%           20.41%
Putnam Voyager II                                                 N/A            N/A             N/A
--------------




* Performance figures have been adjusted to reflect the current charge for Retirement Income Guarantee Rider 2 as if that feature had been available throughout the periods shown. For purposes of computing the Rider fee, we assumed that Income Base B applied, that there were no additional purchase payments or withdrawals, and that the Contract Issue Date coincided with the inception date of the Fund (Class IA shares).

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares, the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown on the first note to the first table above.

                                   APPENDIX D

                   PUTNAM ALLSTATE ADVISOR PREFERRED CONTRACT

Putnam Allstate Advisor Preferred Contracts were first offered to the public as of the date of this Statement of Additional Information. Accordingly, performance shown for periods prior to that date reflects the performance of the Variable Sub-Accounts, adjusted to reflect the current charges under the Contracts that would have applied had they been in existence at the time. These Contract charges include a maximum withdrawal charge of 2% that declines to zero after two years (not reflected in non-standardized total returns), and total Variable Account annual expenses of:

o        1.65% (without any optional benefit riders), or
o        1.80% with the Enhanced Beneficiary Protection Option.

In addition, where Retirement Income Guarantee Rider 2 is included, the performance shown reflects the deduction of the annual Rider fee equal to 0.30% of the Income Base, assuming Income Base B is in effect and assuming no additional purchase payments or withdrawals.

See the Expense Table in the Prospectus for more details.


Standardized Total Returns


Set out below are the standardized total returns for each Variable Sub-Account (other than the Putnam American Government Income, Putnam Growth Opportunities, Putnam Technology, Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts) since its inception through December 31, 1999. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000.

(Without the Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)

Variable Sub-Account                                                             Since Inception of Sub-Account

Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     124.30%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                       -5.33%
The George Putnam Fund                                                                         -13.49%
Putnam Global Asset Allocation                                                                   7.06%
Putnam Global Growth                                                                            94.94%
Putnam Growth and Income                                                                       -15.28%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                           5.53%
Putnam High Yield                                                                               -4.34%
Putnam Income                                                                                   -7.54%
Putnam International Growth                                                                     68.46%
Putnam International Growth and Income                                                          11.20%
Putnam International New Opportunities                                                         137.94%
Putnam Investors                                                                                30.17%
Putnam Money Market                                                                             -0.99%
Putnam New Opportunities                                                                        91.27%
Putnam New Value                                                                               -20.53%
Putnam OTC & Emerging Growth                                                                   172.36%
Putnam Research                                                                                 21.03%
Putnam Small Cap Value                                                                           1.11%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -3.55%
Putnam Vista                                                                                    62.51%
Putnam Voyager                                                                                  66.67%
Putnam Voyager II                                                                                N/A


(With the Enhanced Beneficiary Protection Option)

Variable Sub-Account                                                             Since Inception of Sub-Account

Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     123.96%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                       -5.48%
The George Putnam Fund                                                                         -13.62%
Putnam Global Asset Allocation                                                                   6.89%
Putnam Global Growth                                                                            94.93%
Putnam Growth and Income                                                                       -15.42%
Putnam Growth Opportunities                                                                       N/A
Putnam Health Sciences                                                                           5.37%
Putnam High Yield                                                                               -4.49%
Putnam Income                                                                                   -7.69%
Putnam International Growth                                                                     68.20%
Putnam International Growth and Income                                                          11.03%
Putnam International New Opportunities                                                         137.58%
Putnam Investors                                                                                29.96%
Putnam Money Market                                                                             -1.14%
Putnam New Opportunities                                                                        90.98%
Putnam New Value                                                                               -20.65%
Putnam OTC & Emerging Growth                                                                   171.94%
Putnam Research                                                                                 20.84%
Putnam Small Cap Value                                                                           0.95%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -3.70%
Putnam Vista                                                                                    62.25%
Putnam Voyager                                                                                  66.41%
Putnam Voyager II                                                                                N/A


(With Retirement Income Guarantee Rider 2)

Variable Sub-Account                                                             Since Inception of Sub-Account


Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     123.68%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                       -5.79%
The George Putnam Fund                                                                         -13.94%
Putnam Global Asset Allocation                                                                   6.57%
Putnam Global Growth                                                                            94.35%
Putnam Growth and Income                                                                       -15.73%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                           5.05%
Putnam High Yield                                                                               -4.80%
Putnam Income                                                                                   -8.00%
Putnam International Growth                                                                     67.90%
Putnam International Growth and Income                                                          10.71%
Putnam International New Opportunities                                                         137.31%
Putnam Investors                                                                                29.65%
Putnam Money Market                                                                             -1.46%
Putnam New Opportunities                                                                        90.69%
Putnam New Value                                                                               -20.97%
Putnam OTC & Emerging Growth                                                                   171.70%
Putnam Research                                                                                 20.52%
Putnam Small Cap Value                                                                           0.63%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -4.02%
Putnam Vista                                                                                    61.95%
Putnam Voyager                                                                                  66.11%
Putnam Voyager II                                                                                N/A


(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)

Variable Sub-Account                                                             Since Inception of Sub-Account

Putnam American Government Income                                                                 N/A
Putnam Asia Pacific Growth                                                                      123.34%
Putnam Capital Appreciation                                                                       N/A
Putnam Diversified Income                                                                        -5.94%
The George Putnam Fund                                                                          -14.07%
Putnam Global Asset Allocation                                                                   6.41%
Putnam Global Growth                                                                             94.34%
Putnam Growth and Income                                                                        -15.86%
Putnam Growth Opportunities                                                                       N/A
Putnam Health Sciences                                                                           4.89%
Putnam High Yield                                                                               -4.95%
Putnam Income                                                                                   -8.15%
Putnam International Growth                                                                     67.64%
Putnam International Growth and Income                                                          10.54%
Putnam International New Opportunities                                                         136.95%
Putnam Investors                                                                                29.45%
Putnam Money Market                                                                             -1.61%
Putnam New Opportunities                                                                        90.39%
Putnam New Value                                                                               -21.09%
Putnam OTC & Emerging Growth                                                                   171.28%
Putnam Research                                                                                 20.34%
Putnam Small Cap Value                                                                           0.48%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -4.17%
Putnam Vista                                                                                    61.70%
Putnam Voyager                                                                                  65.85%
Putnam Voyager II                                                                                N/A

Non-Standardized Total Returns


Set out below are the non-standardized total returns for each Variable Sub-Account (other than the Putnam American Government Income, Putnam Growth Opportunities, Putnam Technology, Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts) since its inception through December 31, 1999. All of the Variable Sub-Accounts commenced operations on April 30, 1999 except for the Putnam American Government Income and Putnam Growth Opportunities Variable Sub-Accounts, which commenced operations on February 4, 2000, the Putnam Technology Variable Sub-Account, which commenced operations on July 17, 2000, and the Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts, which commenced operations on October 2, 2000. The non-standardized total returns shown below do not reflect the withdrawal charge that may be imposed under the Putnam Allstate Advisor Preferred Contract. No non-standardized performance is shown for Contracts with Retirement Income Guarantee Rider 2.

(Without the Enhanced Beneficiary Protection Option or Retirement Income Guarantee Rider)

Variable Sub-Account                                                             Since Inception of Sub-Account

Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     128.07%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                       -2.38%
The George Putnam Fund                                                                         -10.62%
Putnam Global Asset Allocation                                                                  10.11%
Putnam Global Growth                                                                            98.57%
Putnam Growth and Income                                                                       -12.44%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          8.57%
Putnam High Yield                                                                               -1.38%
Putnam Income                                                                                   -4.62%
Putnam International Growth                                                                     71.95%
Putnam International Growth and Income                                                          14.29%
Putnam International New Opportunities                                                         141.77%
Putnam Investors                                                                                33.41%
Putnam Money Market                                                                             1.99%
Putnam New Opportunities                                                                        94.89%
Putnam New Value                                                                               -17.74%
Putnam OTC & Emerging Growth                                                                   176.32%
Putnam Research                                                                                 24.20%
Putnam Small Cap Value                                                                          4.11%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -0.59%
Putnam Vista                                                                                    65.96%
Putnam Voyager                                                                                  70.15%
Putnam Voyager II                                                                                N/A


(With the Enhanced Beneficiary Protection Option)

Variable Sub-Account                                                             Since Inception of Sub-Account


Putnam American Government Income                                                                N/A
Putnam Asia Pacific Growth                                                                     127.73%
Putnam Capital Appreciation                                                                      N/A
Putnam Diversified Income                                                                       -2.53%
The George Putnam Fund                                                                         -10.76%
Putnam Global Asset Allocation                                                                  9.94%
Putnam Global Growth                                                                            98.56%
Putnam Growth and Income                                                                       -12.57%
Putnam Growth Opportunities                                                                      N/A
Putnam Health Sciences                                                                          8.41%
Putnam High Yield                                                                               -1.53%
Putnam Income                                                                                   -4.76%
Putnam International Growth                                                                     71.69%
Putnam International Growth and Income                                                          14.12%
Putnam International New Opportunities                                                         141.41%
Putnam Investors                                                                                33.20%
Putnam Money Market                                                                             1.83%
Putnam New Opportunities                                                                        94.59%
Putnam New Value                                                                               -17.86%
Putnam OTC & Emerging Growth                                                                   175.90%
Putnam Research                                                                                 24.01%
Putnam Small Cap Value                                                                          3.96%
Putnam Technology                                                                                N/A
Putnam Utilities Growth and Income                                                              -0.74%
Putnam Vista                                                                                    65.71%
Putnam Voyager                                                                                  69.89%
Putnam Voyager II                                                                                N/A


Adjusted Historical Total Returns


Set out below are the adjusted historical total returns for each Variable Sub-Account (other than the Putnam American Government Income, Putnam Growth Opportunities, Putnam Technology, Putnam Capital Appreciation and Putnam Voyager II Variable Sub-Accounts) since the Fund's inception through December 31, 1999. Adjusted historical total returns are computed in the same manner as standardized total returns, except that the performance figures shown are based on the Funds' historical performance since the inception of the Funds rather than the inception of the Variable Sub-Accounts.


(Without the Enhanced Beneficiary Protection Option or a Retirement Income Guarantee Rider)

                                                                                           Ten Years or
 Variable Sub-Account                                          One Year     Five Years     Since Fund Inception*


Putnam American Government Income                                 N/A            N/A              N/A
Putnam Asia Pacific Growth                                      101.70%          N/A            12.28%
Putnam Capital Appreciation                                       N/A            N/A              N/A
Putnam Diversified Income                                       -1.93%          5.00%            3.23%
The George Putnam Fund                                          -4.05%           N/A            -0.34%
Putnam Global Asset Allocation                                   7.92%         14.92%           10.26%
Putnam Global Growth                                            62.18%         25.17%           15.28%
Putnam Growth and Income                                        -2.21%         17.26%           11.95%
Putnam Growth Opportunities                                       N/A            N/A              N/A
Putnam Health Sciences                                          -7.57%           N/A             0.69%
Putnam High Yield                                                2.06%          6.83%            8.85%
Putnam Income                                                   -5.77%          5.37%            5.64%
Putnam International Growth                                     55.40%           N/A            27.96%
Putnam International Growth and Income                          20.29%           N/A            16.24%
Putnam International New Opportunities                          97.48%           N/A            30.57%
Putnam Investors                                                25.84%           N/A            25.60%
Putnam Money Market                                              0.26%          3.14%            3.03%
Putnam New Opportunities                                        64.31%         30.51%           27.99%
Putnam New Value                                                -3.39%           N/A             5.94%
Putnam OTC & Emerging Growth                                    120.71%          N/A            60.79%
Putnam Research                                                 23.58%           N/A            36.74%
Putnam Small Cap Value                                            N/A            N/A             1.11%
Putnam Technology                                                 N/A            N/A              N/A
Putnam Utilities Growth and Income                              -4.41%         15.03%           10.62%
Putnam Vista                                                    48.07%           N/A            28.83%
Putnam Voyager                                                  53.41%         29.30%           20.11%
Putnam Voyager II                                                 N/A            N/A              N/A
--------------

* Each of the  above  Funds  (Class IB  shares)  corresponding  to the  Variable
Sub-Accounts  commenced  operations on April 30, 1998,  except for the Putnam VT
Diversified Income, Growth and Income, and International Growth Funds, which commenced operations on April 6, 1998, the Putnam VT Research Fund, which commenced operations September 30, 1998, the Putnam VT Small Cap Value Fund, which commenced operations April 30, 1999, the Putnam VT American Government
Fund and Putnam VT Growth  Opportunities  Fund,  which  commenced  operations on
January 31, 2000, the Putnam VT Technology Fund,  which commenced  operations on
June 14, 2000, and the Putnam VT Capital  Appreciation  and Putnam VT Voyager II
Funds, which commenced operations on September 1, 2000. For periods prior to the inception dates of the Funds (Class IB shares, the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are as follows:


          Global Asset Allocation,  Growth and Income, Income, High Yield, Money
          Market,  and Voyager commenced  operations on February 1, 1988; Global
          Growth  commenced  operations  on May 1,  1990;  Utilities  Growth and
          Income  commenced  operations  on  May  1,  1992;  Diversified  Income
          commenced   operations  on  September  15,  1993;  New   Opportunities
          commenced  operations on May 2, 1994;  Asia Pacific  Growth  commenced operations on May 1, 1995; International Growth,  International Growth
          and  Income,  International  New  Opportunities,  New  Value and Vista
          commenced  operations  on January 2, 1997;  The George  Putnam Fund of
          Boston, Health Sciences, Investors and OTC & Emerging Growth commenced operations on April 30, 1998.

(With the Enhanced Beneficiary Protection Option)*


Variable Sub-Account                                           One Year    Five Years     Ten Years or
                                                                                          Since Fund Inception**


Putnam American Government Income                                 N/A            N/A              N/A
Putnam Asia Pacific Growth                                      101.39%          N/A            12.11%
Putnam Capital Appreciation                                       N/A            N/A              N/A
Putnam Diversified Income                                       -2.08%          4.84%            3.07%
The George Putnam Fund                                          -4.20%           N/A            -0.49%
Putnam Global Asset Allocation                                   7.75%         14.74%           10.10%
Putnam Global Growth                                            62.10%         25.01%           15.11%
Putnam Growth and Income                                        -2.36%         17.08%           11.78%
Putnam Growth Opportunities                                       N/A            N/A              N/A
Putnam Health Sciences                                          -7.71%           N/A             0.53%
Putnam High Yield                                                1.90%          6.67%            8.68%
Putnam Income                                                   -5.92%          5.21%            5.47%
Putnam International Growth                                     55.16%           N/A            27.77%
Putnam International Growth and Income                          20.11%           N/A            16.06%
Putnam International New Opportunities                          97.18%           N/A            30.37%
Putnam Investors                                                25.64%           N/A            25.40%
Putnam Money Market                                              0.10%          2.99%            2.87%
Putnam New Opportunities                                        64.06%         30.31%           27.80%
Putnam New Value                                                -3.54%           N/A             5.77%
Putnam OTC & Emerging Growth                                    120.37%          N/A            60.55%
Putnam Research                                                 23.39%           N/A            36.53%
Putnam Small Cap Value                                            N/A            N/A             0.95%
Putnam Technology                                                 N/A            N/A              N/A
Putnam Utilities Growth and Income                              -4.56%         14.85%           10.45%
Putnam Vista                                                    47.84%           N/A            28.63%
Putnam Voyager                                                  53.17%         29.10%           19.93%
Putnam Voyager II                                                 N/A            N/A              N/A
--------------


* Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option as if that feature had been available throughout the periods shown.

** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds
     (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds
     (Class IA shares) are shown on the first note to the first table above.

(With Retirement Income Guarantee Rider 2)*


Variable Sub-Account                                         One Year       Five Years    Ten Years or
                                                                                          Since Fund Inception**


Putnam American Government Income                                 N/A            N/A              N/A
Putnam Asia Pacific Growth                                      101.38%          N/A            11.88%
Putnam Capital Appreciation                                       N/A            N/A              N/A
Putnam Diversified Income                                       -2.25%          4.70%            2.84%
The George Putnam Fund                                          -4.37%           N/A            -0.72%
Putnam Global Asset Allocation                                   7.60%         14.66%            9.97%
Putnam Global Growth                                            61.87%         24.89%           14.96%
Putnam Growth and Income                                        -2.52%         17.03%           11.68%
Putnam Growth Opportunities                                       N/A            N/A              N/A
Putnam Health Sciences                                          -7.88%           N/A             0.28%
Putnam High Yield                                                1.74%          6.54%            8.58%
Putnam Income                                                   -6.09%          5.07%            5.33%
Putnam International Growth                                     55.08%           N/A            27.66%
Putnam International Growth and Income                          19.98%           N/A            15.94%
Putnam International New Opportunities                          97.16%           N/A            30.22%
Putnam Investors                                                25.52%           N/A            25.23%
Putnam Money Market                                             -0.05%          2.81%            2.66%
Putnam New Opportunities                                        63.99%         30.27%           27.74%
Putnam New Value                                                -3.71%           N/A             5.63%
Putnam OTC & Emerging Growth                                    120.39%          N/A            60.37%
Putnam Research                                                 23.26%           N/A            36.20%
Putnam Small Cap Value                                            N/A            N/A             0.63%
Putnam Technology                                                 N/A            N/A              N/A
Putnam Utilities Growth and Income                              -4.73%         14.78%           10.32%
Putnam Vista                                                    47.75%           N/A            28.54%
Putnam Voyager                                                  53.09%         29.06%           19.88%
Putnam Voyager II                                                 N/A            N/A              N/A
--------------


* Performance figures have been adjusted to reflect the current charge for Retirement Income Guarantee Rider 2 as if that feature had been available throughout the periods shown. For purposes of computing the Rider fee, we assumed that Income Base B applied, that there were no additional purchase payments or withdrawals, and that the Contract Issue Date coincided with the inception date of the Fund (Class IA shares).

** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares).
     The inception dates for the Funds (Class IA shares) are shown on the first note to the first table above.



(With the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2)*


Variable Sub-Account                                         One Year       Five Years     Ten Years or
                                                                                           Since Fund Inception**


Putnam American Government Income                                 N/A            N/A              N/A
Putnam Asia Pacific Growth                                      101.08%          N/A            11.71%
Putnam Capital Appreciation                                       N/A            N/A              N/A
Putnam Diversified Income                                       -2.40%          4.54%            2.68%
The George Putnam Fund                                          -4.52%           N/A            -0.87%
Putnam Global Asset Allocation                                   7.43%         14.48%            9.80%
Putnam Global Growth                                            61.78%         24.72%           14.79%
Putnam Growth and Income                                        -2.68%         16.85%           11.51%
Putnam Growth Opportunities                                       N/A            N/A              N/A
Putnam Health Sciences                                          -8.03%           N/A             0.13%
Putnam High Yield                                                1.58%          6.38%            8.42%
Putnam Income                                                   -6.24%          4.91%            5.17%
Putnam International Growth                                     54.84%           N/A            27.47%
Putnam International Growth and Income                          19.79%           N/A            15.77%
Putnam International New Opportunities                          96.86%           N/A            30.02%
Putnam Investors                                                25.32%           N/A            25.03%
Putnam Money Market                                             -0.20%          2.65%            2.50%
Putnam New Opportunities                                        63.74%         30.07%           27.54%
Putnam New Value                                                -3.86%           N/A             5.47%
Putnam OTC & Emerging Growth                                    120.05%          N/A            60.12%
Putnam Research                                                 23.07%           N/A            35.99%
Putnam Small Cap Value                                            N/A            N/A             0.48%
Putnam Technology                                                 N/A            N/A              N/A
Putnam Utilities Growth and Income                              -4.88%         14.61%           10.15%
Putnam Vista                                                    47.53%           N/A            28.35%
Putnam Voyager                                                  52.86%         28.86%           19.69%
Putnam Voyager II                                                 N/A            N/A              N/A
--------------



         *Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option and Retirement Income Guarantee Rider 2 as if those features had been available throughout the periods shown.

         ** The inception dates for the Funds appear in the first footnote to the first table under Adjusted Historical Total Returns. For periods prior to the inception dates of the Funds (Class IB shares), the performance shown is based on the historical performance of the Funds (Class IA shares), adjusted to reflect the current expenses of the Funds (Class IB shares). The inception dates for the Funds (Class IA shares) are shown on the first note to the preceding table.